Questions & Answers

For Shareholders of Thrivent Partner International Stock Fund

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a shareholder meeting being held?

A: A special meeting of shareholders (the “Meeting”) of Thrivent Partner International Stock Fund (the “Target Fund”) is being held to seek shareholder approval of a reorganization (the “Reorganization”) of the Target Fund into Thrivent Partner Worldwide Allocation Fund (the “Acquiring Fund”), a fund that pursues the same investment objective as the Target Fund and, like the Target Fund, invests a significant portion of its portfolio in foreign investments. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q: Why is the Reorganization being recommended?

A: After careful consideration, the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”) has determined that the Reorganization will benefit the Target Fund’s shareholders and recommend that you cast your vote “FOR” the proposed Reorganization. The Target Fund and the Acquiring Fund are similar; each pursues the same investment objective and each invests a significant portion of its portfolio in foreign investments. Each of the Target Fund and the Acquiring Fund is a diversified series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended. Thrivent Asset Management, LLC is the investment adviser for the Target Fund and the Acquiring Fund.

The Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because: (i) shareholders will become shareholders of a fund with exposure to a broader array of asset classes, including emerging market debt and equity securities, and international small- and mid-cap stocks; (ii) shareholders will become shareholders in a lager combined fund, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined fund’s larger asset base and, therefore, may increase the combined fund’s overall efficiency in the long term; and (iii) the adviser agreed to extend the expense limitation for the Acquiring Fund through at least February 28, 2013 and agreed to adjustments to the advisory fee schedule for the Acquiring Fund.

Q: How will the Reorganization affect me?

A: Assuming shareholders approve the proposed Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, an

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account will be set up in your name on the books of the Acquiring Fund and you will receive shares of the Acquiring Fund. The aggregate value of the shares of the Acquiring Fund that you receive in the Reorganization will equal the aggregate value of the shares of the Target Fund that you owned immediately prior to the Reorganization. Following the Reorganization, the Target Fund will dissolve.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No. You will pay no sales load or commissions in connection with the Reorganization. If you hold Class A Shares of the Target Fund, you will receive Class A Shares of the Acquiring Fund. If you hold Institutional Class Shares of the Target Fund, you will receive Institutional Class Shares of the Acquiring Fund.

Q: Will the total annual operating expenses that my fund investment bears increase as a result of the Reorganization?

A: Yes. As a result of the Reorganization, your total annual operating expenses, which include the investment management fee, will increase. It is important to note, however, that the investment adviser to the combined fund has contractually agreed, through at least February 28, 2013, to waive and/or reimburse a portion of the total operating expenses of the combined fund in order to limit its net annual fund operating expenses to a certain percentage, in the event that shareholders of the Target Fund approve the Reorganization. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF FUNDS—Expenses section of the prospectus/proxy statement. In addition, the adviser to the combined fund has agreed to an additional breakpoint that would reduce the advisory fee charged by the adviser for fund assets above a certain level.

Notwithstanding the contractual waiver and the breakpoint, it is in the investment adviser’s financial interest, once the contractual waiver expires (February 28, 2013), for the Reorganization to occur. As of April 29, 2011, the total assets (unaudited) of the Target Fund were $552,057,951 and the total assets of the Acquiring Fund were $313,029,713. As a result of the Reorganization, the investment adviser would financially benefit in light of the Target Fund assets being subject to the higher investment management fee of the combined fund.

Q: What will I have to do to open an account with the Acquiring Fund? What happens to my account with the Target Fund if the Reorganization is approved?

A: If the Reorganization is approved, an account with the Acquiring Fund will be set up in your name and your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund. We will send you written confirmation that this change has taken place. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization.

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Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss upon receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Acquiring Fund or as a result of its liquidation. Shareholders of the Target Fund should consult their own tax advisers regarding the specific U.S. federal income tax consequences of the Reorganization.

Q: Can I redeem or exchange my shares of the Target Fund before the Reorganization takes place?

A: Yes. If you choose to redeem or exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.

Q: If shareholders do not approve the Reorganization, what will happen to the Target Fund?

A: Thrivent Asset Management, LLC will have to re-assess what changes it would like to make to the Target Fund, including a possible repurposing of the principal investment strategies or liquidation of the Fund. It may ultimately decide to make no changes.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid substantially by the Target Fund.

Q: How can I vote?

A: Shareholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

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By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

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•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Fund a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes are obtained to hold the Meeting as scheduled.

Q: Who should I call if I have questions about the Proposal in the proxy statement?

A: Call 1-800-847-4836 with your questions.

Q: How can I get more information about the funds?

A: You may order a prospectus, statement of additional information or annual report for a fund or the Statement of Additional Information regarding the proposed reorganization (request the “Reorganization SAI”) by:

•	Telephone—1-800-THRIVENT (1-800-847-4836) and say “mutual funds”

•	Mail—Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348

•	Internet—www.thrivent.com

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ABOUT THE PROXY CARD

Please vote on the proposed Reorganization using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Approval of Reorganization—mark “For,” “Against” or “Abstain”

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

SAMPLE PROXY

THRIVENT PARTNER INTERNATIONAL STOCK FUND

SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXX

	FOR	AGAINST	ABSTAIN
1. The proposal to approve the Agreement and Plan of Reorganization.	☐	☐	☐

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

Thrivent Partner International Stock Fund

a series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

www.thrivent.com

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on September 9, 2011

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (the “Meeting”) of Thrivent Partner International Stock Fund (the “Target Fund”), a series of Thrivent Mutual Funds (the “Trust”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on September 9, 2011 at 9:00 a.m. central time for the following purposes:

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Thrivent Partner Worldwide Allocation Fund (the “Acquiring Fund”), a series of the Trust, in exchange for Class A and Institutional Class Shares of the Acquiring Fund, (ii) distribute such Class A and Institutional Class Shares of the Acquiring Fund to shareholders of the Target Fund and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on July 11, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Shareholders of the Fund are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)	By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Target Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: July 29, 2011

By Order of the Board of Trustees

David S. Royal
Secretary

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July 29, 2011

PROSPECTUS/PROXY STATEMENT

THRIVENT PARTNER INTERNATIONAL STOCK FUND

a series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(800) 847-4836

July 29, 2011

This Prospectus/Proxy Statement is furnished to you as a shareholder of Thrivent Partner International Stock Fund (the “Target Fund”), a series of Thrivent Mutual Funds (the “Trust”). A special meeting of shareholders of the Target Fund will be held on September 9, 2011 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If shareholders are unable to attend the special meeting or any adjournment thereof (the “Meeting”), the Board of Trustees of the Trust (the “Board”) requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet.

The purposes of the Meeting are:

1.

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Thrivent Partner Worldwide Allocation Fund (the “Acquiring Fund”), a series of the Trust, in exchange for Class A and Institutional Class Shares of the Acquiring Fund, (ii) distribute such Acquiring Fund Class A and Institutional Class Shares to shareholders of the Target Fund and (iii) dissolve (collectively, the “Reorganization”).

2.	To transact such other business as may properly be presented at the Meeting.

The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.” Each of the Acquiring Fund and the Target Fund is organized as a diversified series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

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The Board has approved the Reorganization, subject to approval by the Target Fund’s shareholders. The Target Fund and the Acquiring Fund are similar; each pursues the same investment objective and each invests a significant portion of its portfolio in foreign investments. Thrivent Asset Management, LLC (the “Adviser”) is the investment adviser for each Fund.

If the Target Fund’s shareholders approve the Reorganization, then the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class A and Institutional Class Shares to the Target Fund in an amount equal to the net assets of the Target Fund immediately prior to the Reorganization. Immediately thereafter, the Target Fund will make liquidating distributions to Target Fund shareholders of such Acquiring Fund shares received by the Target Fund. After distributing these shares, the Target Fund will dissolve itself. When the Reorganization is complete, Target Fund shareholders will hold Acquiring Fund shares. The aggregate value of the Acquiring Fund shares that a Target Fund shareholder will receive in the Reorganization will equal the aggregate value of the Target Fund shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Acquiring Fund Class A and Institutional Class Shares only. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated herein by reference and also, depending on which Class of shares you own, accompany this Prospectus/Proxy Statement:

•

The Thrivent Mutual Funds Prospectus, dated February 28, 2011 and as supplemented through the date hereof, offering Class A Shares of the Acquiring Fund and containing additional information about the Target Fund and the Acquiring Fund (the “Class A Prospectus”); and/or

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The Thrivent Mutual Funds Prospectus, dated February 28, 2011 and as supplemented through the date hereof, offering Institutional Class Shares of the Acquiring Fund and containing additional information about the Target Fund and the Acquiring Fund (the “Institutional Class Prospectus” and together with the Class A Prospectus, the “Trust Prospectus”).

In addition, the following documents, each having been filed with the SEC, are incorporated herein by reference:

•	A Statement of Additional Information, dated July 29, 2011, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

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•

The Thrivent Mutual Funds Statement of Additional Information, dated February 28, 2011 and as supplemented through the date hereof, containing additional information about the Target Fund and the Acquiring Fund (the “Trust SAI”).

Copies of the foregoing may be obtained without charge by calling or writing the Funds as set forth below. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

In addition, each Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request.

Copies of each Fund’s most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a website at www.thrivent.com. Requests for documents can also be made by calling (800) 847-4836 or writing Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348.

The Funds file reports and other information with the SEC. Information filed by the Funds with the SEC can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these shares or passed upon the adequacy of this Prospectus/Proxy Statement. A representation to the contrary is a crime.

The date of this Prospectus/Proxy Statement is July 29, 2011.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Shareholders should read the entire Prospectus/Proxy Statement carefully.

The Reorganization

The Board, including the trustees who are not “interested persons” (as defined in the 1940 Act) of each Fund, has unanimously approved the Reorganization Agreement on behalf of each Fund, subject to Target Fund shareholder approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A and Institutional Class Shares of the Acquiring Fund;

•	the distribution by the Target Fund of such Acquiring Fund Class A and Institutional Class Shares to Target Fund shareholders; and

•	the dissolution of the Target Fund.

When the Reorganization is complete, Target Fund shareholders will hold Acquiring Fund shares. The aggregate value of the Acquiring Fund shares a Target Fund shareholder will receive in the Reorganization will equal the aggregate value of the Target Fund shares owned by such shareholder immediately prior to the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement.

As a result of the Reorganization, your total annual operating expenses, which include the investment management fee, will increase. The investment adviser to the combined fund, however, has contractually agreed, through at least February 28, 2013, to waive and/or reimburse a portion of the total operating expenses of the combined fund in order to limit its net annual fund operating expenses to a certain percentage, in the event that shareholders of the Target Fund approve the Reorganization. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the COMPARISON OF FUNDS—Expenses section of the prospectus/proxy statement. In addition, the adviser to the combined fund has agreed to an additional breakpoint that would reduce the advisory fee charged by the adviser for fund assets above a certain level.

Notwithstanding the contractual waiver and the breakpoint, it is in the investment adviser’s financial interest, once the contractual waiver expires (February 28, 2013), for the Reorganization to occur. As of April 29, 2011, the total assets (unaudited) of the Target Fund were $552,057,951 and the total assets of the Acquiring Fund were

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$313,029,713. As a result of the Reorganization, the investment adviser would financially benefit in light of the Target Fund assets being subject to the higher investment management fee of the combined fund.

As discussed in more detail elsewhere in this prospectus/proxy statement, the Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because: (i) shareholders will become shareholders of a fund with exposure to a broader array of asset classes, including emerging market debt and equity securities, and international small- and mid-cap stocks; (ii) shareholders will become shareholders in a larger combined fund, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined fund’s larger asset base and, therefore, may increase the combined fund’s overall efficiency in the long term; and (iii) the adviser agreed to extend the expense limitation for the Acquiring Fund through at least February 28, 2013 and agreed to adjustments to the advisory fee schedule for the Acquiring Fund. In addition, the Board, when determining whether to approve the Reorganization, considered, among other things, the future growth prospects of each of the Target Fund and the Acquiring Fund, the comparative performance of the two Funds, the fact that the Target Fund shareholders would not experience any diminution in shareholder services as a result of the Reorganization and that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Background and Reasons for the Reorganization

The Target Fund and the Acquiring Fund are similar; each pursues the same investment objective and each invests a significant portion of its portfolio in foreign investments. Each Fund’s investment objective is to seek long-term capital growth. While the Target Fund invests primarily in large-cap growth and large-cap value stocks of issuers in developed markets throughout the world, the Acquiring Fund has a broader investment focus and invests primarily in equity and debt issuers in developed and emerging markets throughout the world. Under normal circumstances, the Target Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in stocks. The Acquiring Fund is not subject to an 80% investment requirement. The Funds’ other investment policies, practices and restrictions are similar. The Adviser is the investment adviser to each Fund.

Despite the similarity in the Funds’ investment policies, practices and restrictions, there are material differences between the two Funds’ principal investment strategies, which are described in more detail in the COMPARISON OF FUNDS—Investment Objective and Principal Strategies section of the prospectus/proxy statement. The Acquiring Fund, unlike the Target Fund, invests in emerging market equity and debt securities. Some of these debt securities are junk bonds. In addition, the Acquiring Fund, unlike the Target Fund, invests in international small- and mid-cap companies. Investing in these asset classes have their own specific risks, which are described in more detail in the COMPARISON OF FUNDS—Principal Risks section of the prospectus/proxy statement.

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In determining whether to recommend approval of the Reorganization Agreement to Target Fund shareholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Fund; (ii) the current subadvisers for each Fund, (iii) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined fund after the proposed Reorganization; (iv) the expense limitation agreement proposed by the Adviser for the combined fund after the Reorganization, (v) the comparative investment performance of the Funds; (vi) the future growth prospects of each Fund; (vii) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of shareholder interests; (viii) the compatibility of the Funds’ investment objectives, policies, risks and restrictions; (ix) the anticipated tax consequences of the proposed Reorganization; (x) the compatibility of the Funds’ service features available to shareholders, including exchange privileges; and (xi) the estimated costs of the Reorganization and the expense limitation arrangement. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because: (i) shareholders will become shareholders of a fund with exposure to a broader array of asset classes, including emerging market debt and equity securities, and international small- and mid-cap stocks; (ii) shareholders will become shareholders in a larger combined fund, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined fund’s larger asset base and, therefore, may increase the combined fund’s overall efficiency in the long term; and (iii) the adviser agreed to extend the expense limitation for the Acquiring Fund through at least February 28, 2013 and agreed to adjustments to the advisory fee schedule for the Acquiring Fund.

The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund shareholders will not be diluted as a result of the Reorganization.

The Board is asking shareholders of the Target Fund to approve the Reorganization at the Meeting to be held on September 9, 2011. If shareholders of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about September 16, 2011, but it may be at a different time as described herein. If shareholders of the Target Fund do not approve the proposed Reorganization, the Board will consider alternatives, including possible liquidation of the Target Fund.

The Board recommends that you vote “FOR” the Reorganization.

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COMPARISON OF THE FUNDS

Investment Objective and Principal Strategies

Investment Objective. Each Fund’s investment objective is to seek long-term capital growth. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Funds will achieve its investment objective.

Principal Strategies. While the Target Fund invests primarily in large-cap growth and large-cap value stocks of issuers in developed markets throughout the world, the Acquiring Fund has a broader investment focus and invests primarily in equity and debt issuers in developed and emerging markets throughout the world. The Target Fund seeks to achieve its objective by investing substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Normally, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in stocks. While stocks may be purchased without regard to a company’s market capitalization, the Target Fund’s focus typically will be on large and, to a lesser extent, medium-sized companies.

The Adviser has selected two subadvisers, Mercator Asset Management, LP and Principal Global Investors, LLC, with differing management styles to subadvise the Target Fund. Mercator’s investment focus is international large-cap value assets and, to a lesser extent, emerging markets equity assets, and Principal’s investment focus is international large-cap growth assets. Each subadviser acts and invests independently of the other and uses its own methodology for selecting stocks. The Target Fund’s assets are allocated generally on an equal basis between Mercator and Principal.

The Acquiring Fund seeks to achieve its objective by investing primarily in equity and debt securities of issuers throughout the world. The Acquiring Fund seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Acquiring Fund invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Acquiring Fund’s investment adviser, the Fund could invest at least 30% of its net assets in foreign assets. A foreign asset could be an investment in an issuer that is organized under the laws of a foreign jurisdiction; that is traded principally in a foreign country; that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets in a foreign country; or that otherwise exposes the Acquiring Fund’s portfolio to the economic fortunes and risks of a foreign country.

The debt securities in which the Acquiring Fund invests may be of any maturity or credit quality and may include high-yield, high-risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield, high-risk debt securities are rated within or below the “BB” major rating category by Standard & Poor’s or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality. The interest rates of the

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Acquiring Fund’s debt securities may be fixed, floating or subject to periodic reset provisions.

The Adviser will make asset allocation decisions among the various asset classes, identified below, and has selected multiple subadvisers to manage each such class, although the Adviser will directly manage the Acquiring Fund’s assets that are allocated to U.S. securities. The subadvisers invest independently of one another and use their own methodologies for selecting assets.

The Adviser to the Acquiring Fund will generally make the following allocations among the broad asset classes listed below:

International large-cap growth	0-45%

International large-cap value	0-45%

Emerging markets equity	0-30%

International small- and mid-cap equities	0-30%

Emerging markets debt	0-30%

U.S. securities	0-20%

The Acquiring Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.

Mercator Asset Management, LP manages the international large-cap value assets but also manages, to a lesser extent, emerging markets equity assets. Principal Global Investors, LLC manages the international large-cap growth assets. Aberdeen Asset Management Investment Limited also manages the emerging markets equity assets. Victory Capital Management Inc. manages the international small- and mid-cap assets. Goldman Sachs Asset Management, L.P. manages the emerging markets debt assets. The Adviser manages the assets allocated to U.S. securities.

In addition, each Fund may take temporary defense positions in portfolio securities that are inconsistent with such Fund’s principal investment strategies.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available on the Funds’ website.

Principal Risks

Given the similarity of investment objectives and principal strategies of the Funds, the Funds are subject to similar principal risks (which are described in more detail below), including Market Risk, Issuer Risk, Volatility Risk, Foreign Securities Risk, Emerging Markets Risk, Liquidity Risk, Investment Adviser Risk and Multi-Manager Risk. The Acquiring Fund is also subject to Allocation Risk, Small and Mid Cap Risk, Credit Risk, Interest Rate Risk and High Yield Risk. It is important to note

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that, in the event that the emerging markets equity and debt asset classes were to perform poorly, the Target Fund, if it were still in existence, may outperform the combined fund.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company, in which the Fund invests either directly or indirectly, will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

Foreign Securities Risk. Securities of foreign companies in which the Fund invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions—such as Latin America, Asia, Europe and the Mediterranean region—can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries; the differing regulatory environments, trading days, and accounting standards of foreign markets; and higher transaction costs. A Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices and impair the Fund’s ability to repatriate capital or income. In addition, the issuer of non-U.S. sovereign debt in which the Fund invests or the governmental authorities that control the repayment of such debt may be unable or unwilling, for economic reasons or otherwise, to repay the principal or interest when due. A Fund is also subject to the

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risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, neither Fund engages in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause a Fund’s share price to decline.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Foreign securities generally have a less liquid resale market. As a result, a Fund may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Fund believes they are worth.

Investment Adviser Risk. The Fund is actively managed and the success of the Fund’s investment strategy depends significantly on the skills of the Adviser and/or subadviser(s) in assessing the potential of the securities in which the Fund invests. This assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Multi-Manager Risk. The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Fund indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.

Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such

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categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small cap companies seldom pay significant dividends that could cushion returns in a falling market.

Credit Risk. Credit risk is the risk that an issuer of a bond held by the Fund, or held by an underlying fund in which the Fund invests, may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the value of the Fund.

Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

High Yield Risk. High yield securities in which the Fund, or an underlying fund of the Fund, may invest are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the Fund, or the underlying fund, may lose its investment in that security.

Management of the Funds

The Board. The Board is responsible for the overall supervision of the operations of each Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. The Adviser, Thrivent Asset Management, LLC, is the investment adviser for each Fund. The Adviser, Thrivent Financial for Lutherans (“Thrivent Financial”) and affiliates have been in the investment advisory business since 1986 and managed approximately $73 billion in assets as of December 31, 2010 including approximately $27 billion in mutual fund assets. The Adviser and Thrivent Financial are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The Adviser and the Trust received an exemptive order from the SEC that permits the Adviser and the Funds, with the approval of the Board, to retain one or more subadvisers for the Funds, or subsequently change a subadviser, without submitting the

9

respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the applicable Fund. The Adviser will notify shareholders of a Fund if there is a new subadviser for that Fund.

The Funds’ annual and semiannual reports to shareholders discuss the basis for the Board approving any investment advisory agreement or investment subadvisory agreement during the period covered by the report.

Portfolio Management. The Adviser has engaged Mercator Asset Management, LP, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, Iowa 50392, as investment subadvisers for the Target Fund.

Mercator has served as a subadviser for the Target Fund since 2004. Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Target Fund. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

Principal has served as a subadviser for the Target Fund since February of 2007. Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $232.4 billion in assets under management as of December 31, 2010. Principal has an investment management team that has day-to-day responsibility for managing its portion of the Target Fund’s assets. Mark R. Nebelung, CFA and John Pihlblad, CFA have served as portfolio co-managers for the Principal portion of the Target Fund since 2010 and 2007, respectively. Mr. Nebelung has co-portfolio management responsibilities of Principal’s international growth and global growth equity strategies, oversees Principal’s investment research in Japan and manages Principal’s Japanese and Pan Asian strategies. He has been with Principal since 1997. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000.

The Adviser has engaged Mercator, Principal, Aberdeen Asset Management Investment Services Limited, Bow Bells House, 1 Bread Street, London, England EC4M 9HH; Victory Capital Management Inc., 127 Public Square, Cleveland, OH 44114; and Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282-2198, as investment subadvisers for the Acquiring Fund. These subadvisers have managed assets of the Acquiring Fund since the Fund’s inception on February 29, 2008.

As stated earlier, Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and

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foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets. James E. Chaney serves as portfolio manager for the Mercator portion of the Acquiring Fund. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000.

As stated earlier, Principal is a direct wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $232.4 billion in assets under management as of December 31, 2010. Principal has an investment management team that has day-to-day responsibility for managing its portion of the Acquiring Fund’s assets. Mark R. Nebelung, CFA and John Pihlblad, CFA have served as portfolio co-managers for the Principal portion of the Acquiring Fund since 2010 and 2008, respectively. Mr. Nebelung has co-portfolio management responsibilities of Principal’s international growth and global growth equity strategies, oversees Principal’s investment research in Japan and manages Principal’s Japanese and Pan Asian strategies. He has been with Principal since 1997. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000.

Aberdeen is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $286.9 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. Devan Kaloo, Head of Emerging Markets at Aberdeen, is the lead portfolio manager for the Aberdeen portion of the Acquiring Fund. Prior to his current position, he was, beginning in 2000, a senior investment manager on Aberdeen’s Asian Equity team.

Victory, through predecessor firms, was organized in 1894 and began managing tax-exempt assets in 1912. As of December 31, 2010, Victory managed approximately $35.2 billion in assets. Margaret Lindsay, Chief Investment Officer of International Equity Strategies at Victory, is the lead portfolio manager for the Victory portion of the Acquiring Fund. Prior to joining Victory in 2006, she was Director of Global Small Cap Equity and head of the non-U.S. small/mid-cap team at Fiduciary Trust International, a subsidiary of Franklin Templeton Investments, for 15 years.

GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2010, GSAM, including its investment advisory affiliates, had assets under management of approximately $717.1 billion. GSAM uses its Emerging Market Debt and Fundamental Currency Team (the “EMD Team”) to manage its portion of the Acquiring Fund. Samuel Finkelstein is a Managing Director, the Global Head of Macro Strategies and a member of the Fixed Income Strategy Group and Cross-Sector Strategy Team at GSAM. He is also the head of the EMD Team and the lead manager of GSAM’s portion of the Acquiring Fund. Prior to joining the EMD Team in 2000, Mr. Finkelstein worked in the fixed-income

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risk and strategy group where he constructed portfolios and monitored risk exposure. He joined GSAM in 1997. Ricardo Penfold, Vice President, joined GSAM in 2000. Prior to joining GSAM, he was Head of Research and Economics in Venezuela for Santander Investments and Banco Santander Central Hispano for four years.

David C. Francis, CFA, Vice President of Investment Equities of the Adviser, serves as lead portfolio manager for the portion of the Acquiring Fund’s assets allocated to U.S. securities. Mr. Francis has been with the Adviser since 2001.

The Trust SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Advisory and Other Fees

Advisory Fees. Each Fund pays an annual investment advisory fee to the Adviser. The advisory contract between the Adviser and the Trust provides for the following advisory fees for each class of shares of a Fund, expressed as an annual rate of average daily net assets:

Target Fund
0.650% on the first $50 million of average daily net assets
0.600% of average daily net assets over $50 million

Acquiring Fund
0.900% on the first $250 million of average daily net assets
0.850% of average daily net assets over $250 million.

In connection with the Reorganization (assuming the Target Fund shareholders approve the Reorganization), the Adviser agreed to an additional breakpoint in the fee schedule for the Acquiring Fund. The advisory contract will provide the following advisory fee schedule for each class of shares of the Acquiring Fund, expressed at an annual rate of daily net assets:

0.900% on the first $250 million of average net assets
0.850% on the next $750 million of average net assets
0.800% of average daily net assets over $1 billion

During the twelve-months ended October 31, 2010, the contractual advisory fees for the Target Fund were 0.61% of the Target Fund’s average daily net assets.

During the twelve-months ended October 31, 2010, the contractual advisory fees for the Acquiring Fund were 0.90% of the Acquiring Fund’s average daily net assets.

The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse a Fund for all or a portion of its other expenses. Any fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time.

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With respect to the Acquiring Fund, the Adviser has contractually agreed, through at least February 28, 2012, to waive certain fees and/or reimburse certain expenses associated with the Class A Shares and the Institutional Class Shares of the Acquiring Fund in order to limit the respective net annual fund operating expenses (excluding acquired (underlying) fund fees and expenses, if any) to an annual rate of 1.30% and 1.00% of the average daily net assets of the Class A Shares and the Institutional Class Shares of the Acquiring Fund. In addition, if the Reorganization is approved by shareholders of the Target Fund, the Adviser will contractually agree to extend the expense limitation arrangement through at least February 28, 2013.

For a complete description of each Fund’s advisory services, see the section of the Trust Prospectus entitled “Management, Organization and Capital Structure—Investment Adviser” and the section of the Trust SAI entitled “Investment Adviser, Investment Subadvisers, and Portfolio Managers.”

12b-1 Plan. The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) with respect to the Class A Shares of each Fund. Thrivent Investment Management Inc. (the “Distributor”), an affiliate of the Adviser, located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as the distributor of each Fund. Under the Rule 12b-1 Plan, Class A Shares of each Fund pay the Distributor an aggregate fee for distribution and shareholder servicing equal to an annual rate of 0.25% of the average daily net asset value represented by such shares. Institutional Class Shares are not subject to a Rule 12b-1 Plan and the Funds do not pay any percentage of their assets attributable to Institutional Class Shares for distribution or shareholder servicing. For a complete description of these arrangements with respect to each Fund, see the section of the Class A Prospectus entitled “Shareholder Information—Rule 12b-1 Fees” and the section of the Trust SAI entitled “Underwriting and Distribution Service.”

Expenses

The table below sets forth the fees and expenses, including shareholder transaction expenses and annual fund operating expenses, that investors may pay to buy and hold shares of each of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Target Fund for the twelve-month period ended October 31, 2010, (ii) the fees and expenses paid by the Acquiring Fund for the twelve-month period ended October 31, 2010, and (iii) pro forma fees and expenses for the Acquiring Fund for the twelve-month period ended October 31, 2010, assuming the Reorganization had been completed as of the beginning of such period.

As a result of the Reorganization, the total annual operating expenses that your fund investment bears will increase. It is important to note, however, that the investment adviser to the combined fund has contractually agreed, through at least February 28, 2013, to waive and/or reimburse a portion of the total operating expenses of the combined fund in order to limit its net annual fund operating expenses to a

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certain percentage, in the event that shareholders of the Target Fund approve the Reorganization. In addition, the adviser to the combined fund has agreed to an additional breakpoint that would reduce the advisory fee charged by the adviser for fund assets above a certain level.

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	Class A Shares				Institutional Class Shares
	Actual		Pro Forma		Actual		Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund		Target Fund	Acquiring Fund	Acquiring Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time or purchase or redemption, whichever is lower)	1.00%	1.00%	1.00%		None	None	None
Redemption Fee	None	None	None		None	None	None
Exchange Fee	None	None	None		None	None	None
Low Balance Fee	$12	$12	$12		None	None	None

Annual Fund Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%	0.90%	0.87%		0.61%	0.90%	0.87%
Distribution and Service (12b-1 Fees)	0.25%	0.25%	0.25%		None	None	None
Other Expenses	0.58%	0.49%	0.64%		0.11%	0.29%	0.20%
Total Annual Operating Expenses	1.44%	1.64%	1.76%		0.72%	1.19%	1.07%
Less Expense Reimbursement	—	—	0.46	%(1)	—	—	0.07	%(2)
Net Annual Fund Operating Expenses	1.44%	1.64%	1.30%		0.72%	1.19%	1.00%

(1)

The Adviser has contractually agreed, through at least February 28, 2012, to waive certain fees and/or reimburse certain expenses associated with the Class A shares of the Acquiring Fund in order to limit the Net Annual Fund Operating Expenses to an annual rate of 1.30% of the average daily net assets of the Class A shares. In addition, if the Reorganization is approved by shareholders of the Target Fund, the Adviser will contractually agree to extend the expense limitation arrangement through at least February 28, 2013.

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(2)

The Adviser has contractually agreed, through at least February 28, 2012, to waive certain fees and/or reimburse certain expenses associated with the Institutional Class shares of the Acquiring Fund in order to limit the Net Annual Fund Operating Expenses to an annual rate of 1.00% of the average daily net assets of the Institutional Class shares. In addition, if the Reorganization is approved by shareholders of the Target Fund, the Adviser will contractually agree to extend the expense limitation arrangement through at least February 28, 2013.

The following paragraphs contain important information about the fees and expenses discussed in the above table and for the six-month period ended April 29, 2011. The maximum sales charges for each Fund (Class A shares) depend upon the amount of your investment. For a complete description of the sales charges, see “Shareholder Information” in the Class A Prospectus of Thrivent Mutual Funds. Class A shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge.

When you invest $1,000,000 or more in Class A shares of either Fund, a deferred sales charge of 1% will apply to shares redeemed within one year. Each Fund may charge a fee of up to $50 for a redemption of Class A shares by wire transfer.

Each Fund may, by redeeming Class A shares, charge an annual fee of $12 if the value of shares in your Class A shares account falls below a certain minimum. See “Accounts with Low Balances” in the Class A Prospectus. If the value of a shareholder’s investment in Institutional Class Shares of a Fund falls below the required minimum for such shareholder’s type of account, such shareholder’s Institutional Class Shares may be converted to Class A Shares.

The contractual waivers discussed in footnotes 1 and 2 above apply to the applicable fund’s total operating expenses. These waivers would not apply to fees and expenses that are not part of the fund’s total operating expenses, such as extraordinary expenses, interest expenses and foreign withholding taxes.

The Total Annual Operating Expenses for the six-month period ended April 29, 2011 are as follows: 1.39% (Actual Target Fund Class A); 1.53% (Actual Acquiring Fund Class A); 1.66% (Pro Forma Acquiring Fund Class A); 0.71% (Actual Target Fund Institutional Class); 1.09% (Actual Acquiring Fund Institutional Class); and 1.02% (Pro Forma Acquiring Fund Institutional Class).

The Pro Forma Net Annual Operating Expenses for the six-month period ended April 29, 2011 are as follows: 1.30% (Pro Forma Acquiring Fund Class A) and 1.00% (Pro Forma Acquiring Fund Institutional Class).

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Example

The following example, using the actual and pro forma operating expenses for the twelve-month period ended October 31, 2010, is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $10,000 in each Fund for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each Fund’s operating expenses remain the same each year. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Class A Shares			Institutional Class Shares
	Actual		Pro Forma	Actual		Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund	Target Fund	Acquiring Fund	Acquiring Fund
Total operating expenses assuming redemption at the end of the period
One Year	$689	$675	$675	$74	$102	$102
Three Years	$980	$1,007	$1,031	$230	$359	$333
Five Years	$1,294	$1,362	$1,411	$401	$636	$583
Ten Years	$2,179	$2,360	$2,473	$894	$1,426	$1,299

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Funds’ performance. During the fiscal year ended October 31, 2010, the Acquiring Fund’s and the Target Fund’s portfolio turnover rates were 88% and 98%, respectively, of the average value of their portfolios.

Purchase, Valuation, Redemption and Exchange of Shares

Pricing Fund Shares. The price of each Fund’s shares is based on such Fund’s net asset value (“NAV”). Each Fund determines the NAV for a particular class of shares once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern time. The Funds do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The price at which you purchase or redeem shares of a Fund is based on the next calculation of the NAV after such Fund receives your payment or redemption request.

Each Fund determines the NAV for a particular class by dividing the total Fund assets attributable to that class, less all liabilities attributable to such class, by the total

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number of outstanding shares of that class. To determine the NAV, each Fund generally values its securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board. For any portion of a Fund’s assets that are invested in other mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Fund invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when a Fund’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). Each Fund, subject to the supervision of the Board, evaluates the impact of these significant events and adjusts the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events. For more information about how each Fund discourages abusive trading practices (including those that may attempt to take advantage of significant events, the occurrence of which are not necessarily reflected in available price quotations of foreign securities), please see the section entitled “Abusive Trading Policies and Monitoring Processes” in the Trust Prospectus.

Please note that the Target Fund and the Acquiring Fund have identical valuation policies. As a result, there will be no material change to the value of the Target Fund’s assets because of the Reorganization.

Class A Shares. The Class A Shares of each Fund are subject to an initial sales charge of up to 5.50%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund, excluding Class A Shares purchased through the automatic dividend reinvestment plan, after the Reorganization will be subject to an initial sales charge of up to 5.50%. The initial sales charge is reduced for investments in excess of $50,000. Purchases of Class A Shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within one year of purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the

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Reorganization. For additional information, please see the section entitled “Shareholder Information—Class A Shares” in the Class A Prospectus.

Institutional Class Shares. Institutional Class Shares of each Fund are not subject to an initial sales charge or a contingent deferred sales charge. Institutional Class shares are offered to institutions, church organizations, retirement plans sponsored by institutions and participants in various mutual fund asset allocation, wrap account, and private account programs offered by the Distributor. For additional information, please see the section entitled “Shareholder Information—Institutional Class Shares” in the Institutional Class Prospectus.

Buying Shares. Shares of each Fund may be purchased through a shareholder’s registered representative, by mail, by telephone, by the Internet, by wire transfer, through an automatic investment plan or by exchange from other Thrivent mutual funds. For a additional information regarding buying shares of each Fund and exchanging shares of each Fund, see the sections of the Trust Prospectus entitled “Shareholder Information—Buying Shares” and “Shareholder Information—Exchanging Shares Between Funds.”

Redeeming Shares. When a Fund receives a request for redemption, such Fund will redeem such shares at the next calculation of the Fund’s NAV. A Fund may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the SEC. When a shareholder purchases shares by check, electronic funds transfer (other than bank wire) or automatic investment plan and elects to redeem those shares soon after their purchase, the Fund may delay paying the redemption proceeds until the shareholder’s payment has cleared, which could take up to 10 days or more from the date of purchase. Shares may be redeemed by mail, by phone, by the Internet, by wire/ACH transfer or through a systematic withdrawal plan. For additional information regarding redeeming shares of each Fund, see the section of the Trust Prospectus entitled “Shareholder Information—Redeeming Shares.”

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Capitalization

The following table sets forth the capitalization of the Target Fund and the Acquiring Fund, as of April 29, 2011, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma*
	Target Fund	Acquiring Fund	Acquiring Fund
Net assets
Class A Shares	$181,244,359	$43,795,899	$224,900,408
Institutional Class Shares	$300,955,656	$266,803,458	$567,758,964

Total	$482,200,015	$310,599,357	$792,659,372

Net asset value per share
Class A Shares	$10.72	$9.60	$9.60
Institutional Class Shares	$10.91	$9.63	$9.63

Shares outstanding
Class A Shares	16,913,659	4,562,611	23,427,664
Institutional Class Shares	27,575,491	27,709,866	58,961,736

Total	44,489,150	32,272,477	82,389,400

The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 18.9 million Class A Shares and 31.3 million Institutional Class Shares, reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the Acquiring Fund shares that a Target Fund shareholder receives in the Reorganization will equal the aggregate value of the Target Fund shares owned immediately prior to the Reorganization.

Annual Performance Information

The following chart shows the annual returns of each Fund’s Class A Shares since each Fund’s inception. On July 16, 2004, the Target Fund merged with Lutheran Brotherhood World Growth Fund. The performance presented for the period prior to the merger is for Lutheran Brotherhood World Growth Fund. The bar chart includes the effects of Fund expenses, but not sales charges. If sales charges were included, returns would be lower than those shown.

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Thrivent Partner International Stock Fund

Thrivent Partner Worldwide Allocation Fund

As a result of market activity, current performance may vary from the figures shown.

Since its inception, the Target Fund’s highest quarterly return for Class A Shares was 20.00% (for the quarter ended 6/30/2009) and its lowest quarterly return for Class A Shares was -21.77% (for the quarter ended 9/30/2002). Since its inception, the Acquiring Fund’s highest quarterly return for Class A Shares was 22.16% (for the quarter ended 6/30/2009) and its lowest quarterly return for Class A Shares was -11.65% (for the quarter ended 3/31/2009).

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The annual returns for each Fund’s Institutional Class Shares would be substantially similar to those shown for Class A Shares because all of each Fund’s shares are invested in the same respective portfolio of securities; however, the actual annual returns for Institutional Class Shares would be higher than the annual returns shown for each Fund’s Class  A Shares because of differences in expenses borne by each class of shares.

Comparative Performance Information

As a basis for evaluating each Fund’s performance and risks, the following tables show how each Fund’s performance compares with a broad-based market index that the Adviser believes is an appropriate benchmark for such Fund. The Target Fund’s benchmark is the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, which measures the performance of stocks in developed countries outside of North America. The Acquiring Fund’s benchmark is the MSCI All Country World Index ex-USA, which measures the performance of developed and emerging stock markets throughout the world. The table includes the effects of each Fund’s expenses and maximum sales charges for each class and assumes that a shareholder sold their shares at the end of the period.

The after-tax returns for Class A Shares of each Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares of each Fund and after-tax returns of Institutional Class Shares will vary.

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Average annual total returns are shown below for each class of shares for each Fund for the periods ended December 31, 2010 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance (before and after taxes) of a Fund is not indicative of its future performance.

Average Annual Total Returns for the Period ended December 31, 2010

	Target Fund			Acquiring Fund
	Past 1 Year	Past 5 Years	Past 10 Years	Past 1 Year	Since Inception (2/29/08)
Class A Shares
Return Before Taxes	2.13%	-0.40%	0.34%	6.88%	-4.30%
Return After Taxes on Distributions	1.93%	-0.91%	0.06%	6.70%	-4.52%
Return After Taxes on Distributions and Sale of Fund Shares	1.64%	-0.07%	0.41%	4.71%	-3.39%
Institutional Class Shares
Return Before Taxes	8.96%	1.43%	1.72%	13.53%	-2.04%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	8.21%	2.94%	3.94%	—	—
MSCI All Country World Index ex-USA (reflects no deductions for fees, expenses or taxes)	—	—	—	11.60%	-2.36%

Other Service Providers

Thrivent Financial Investor Services Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency and dividend payment services necessary to the Funds on a per-account basis. Thrivent Asset Management, LLC, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Funds and receives an administration fee from the Funds. The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Trust’s independent registered public accounting firm.

Governing Law

Each Fund is a series of the Trust. The Trust was organized as a Massachusetts business trust on March 10, 1987 and is registered as an open-end management investment company under the 1940 Act. The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by

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Rule 18f-2 under the 1940 Act. The Trust commenced operations on July 16, 1987, and currently consists of 26 series, including the Funds. Prior to April 22, 2004, the Trust’s name was The AAL Mutual Funds.

The Declaration of Trust of the Trust, as amended through the date hereof (the “Declaration of Trust”) provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders and the Board may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize.

Each class is subject to such investment minimums and other conditions as set forth in the Trust’s prospectuses as from time to time is in effect. Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. Class A and Institutional Class shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.

Each class of shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A shares have exclusive voting rights on matters involving the Rule 12b-1 Distribution Plan. Matters submitted to shareholder vote must be approved by each Fund separately except:

•	when required otherwise by the 1940 Act; or

•	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Board, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Trust, the Trust will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Trust will cooperate with and assist shareholders of record who notify the Trust that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act.

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Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

The Trust’s organizational documents are filed as part of the Trust’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page viii of this Prospectus/Proxy Statement.

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INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A and Institutional Class Shares of the Acquiring Fund. The Acquiring Fund Class A and Institutional Class Shares issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund’s net assets immediately prior to the Reorganization. Upon receipt by the Target Fund of Acquiring Fund Class A and Institutional Class Shares, the Target Fund will distribute such shares of the Acquiring Fund to Target Fund shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will dissolve under applicable state law.

The Target Fund will distribute the Acquiring Fund Class A and Institutional Class Shares received by it pro rata to Target Fund shareholders of record in exchange for their interest in shares of the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the Acquiring Fund Class A and Institutional Class Shares received by the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Acquiring Fund Class A and Institutional Class Shares due such shareholder.

Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Acquiring Fund Class A and Institutional Class Shares that would have an aggregate value immediately after the Reorganization equal to the aggregate value of that shareholder’s Target Fund shares immediately prior to the Reorganization. The interests of each of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of Acquiring Fund Class A and Institutional Class Shares in the Reorganization.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

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Terms of the Reorganization Agreement

The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the Closing Date in exchange for Class A and Institutional Class Shares of the Acquiring Fund. Subject to the Target Fund’s shareholders approving the Reorganization, the Closing Date shall occur on September 16, 2011 or such other date as determined by an officer of the Trust.

On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A and Institutional Class Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Fund’s then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The Target Fund expects to distribute Class A and Institutional Class Shares of the Acquiring Fund received by the Target Fund to shareholders of the Target Fund promptly after the Closing Date and then dissolve.

The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

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•

the receipt of an opinion of counsel relating to the tax free nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of such Target Fund’s shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

Reasons for the Proposed Reorganization

In determining whether to recommend approval of the Reorganization Agreement to Target Fund shareholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Fund; (ii) the current subadvisers for each Fund, (iii) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined fund after the proposed Reorganization; (iv) the expense limitation agreement proposed by the Adviser for the combined fund after the Reorganization, (v) the comparative investment performance of the Funds; (vi) the future growth prospects of each Fund; (vii) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of shareholder interests; (viii) the compatibility of the Funds’ investment objectives, policies, risks and restrictions; (ix) the anticipated tax consequences of the proposed Reorganization; (x) the compatibility of the Funds’ service features available to shareholders, including exchange privileges; and (xi) the estimated costs of the Reorganization and the expense limitation arrangement. The Board concluded that these factors supported a determination to approve the Reorganization Agreement.

After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund’s shareholders because: (i) shareholders will become shareholders of a fund with exposure to a broader array of asset classes, including emerging market debt and equity securities, and international small- and mid-cap stocks; (ii) shareholders will become shareholders in a larger combined fund, which increase the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined fund’s larger asset base and, therefore, may increase the combined fund’s overall efficiency in the long term; and (iii) the adviser agreed to extend the expense limitation for the Acquiring Fund through at least February 28, 2013 and agreed to adjustments to the advisory fee schedule for the Acquiring Fund.

The Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted

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as a result of the Reorganization. In addition, the Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund shareholders will not be diluted as a result of the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Goodwin Procter LLP, special counsel to each Fund (“Goodwin Procter”), dated as of the Closing Date, to the effect that on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•

the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

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•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Target Fund will be the same as the Target Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Target Fund’s holding periods in such assets;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Target Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Goodwin Procter will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or on the termination thereof (ii) or upon the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by the officers of the Trust and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code which are the same rules currently applicable to Target Fund and its shareholders. In connection with the Reorganization, on or before the Closing Date, the Target Fund will declare to its shareholders a dividend which, together with all of its previous distributions, will have

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the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt interest income and net capital gains for the period beginning on November 1, 2010 and ending on the Closing Date. Such distributions will be taxable to shareholders.

A regulated investment company is permitted to carry forward net capital losses; however, net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years only. Generally, the Acquiring Fund will succeed to the capital loss carry forwards of the Target Fund, subject to the limitations described below. If the Target Fund has capital loss carry forwards, such capital losses would, in the absence of the Reorganization, generally be available to offset Target Fund capital gains, thereby reducing the amount of capital gain net income that must be distributed to the Target fund shareholders. Under Sections 382 and 383 of the Code, an “equity structure shift” arising as a result of a reorganization under Section 368(a)(1) of the Code can result in limitations on the post-reorganization Fund’s use of capital loss carry forwards of the participating Funds.

An “equity structure shift” can trigger limitations on capital loss carry forwards where there is a more than 50% change in the ownership of a Fund. As a result of the Reorganization, the shareholders of the Target Fund will own more than 50% of the combined Fund and, therefore, the Acquiring Fund, but not the Target Fund, will have undergone more than a 50% ownership change. Generally, the post-reorganization Fund may only utilize the capital loss carry forwards of the Fund that had an equity structure shift to the extent of the capital loss limitation amount. The capital loss limitation amount is equal to the value of the corporation with an equity structure shift immediately before the reorganization times the long term tax exempt rate for the month which the reorganization occurs. The long term tax exempt rate is determined by the IRS and published monthly. For example, the rate for May 2011 is 4.55%.

There are other limitations which could apply to the Acquiring Fund.

Immediately prior to the Reorganization, the Target Fund will have unutilized capital loss carry forwards of approximately $160 million. The final amount of unutilized capital loss carry forwards for the Target Fund is subject to change and will not be finally determined until the Closing Date. Based on the applicable limitations discussed above, none of the Target Fund’s $160 million capital loss carry forward is expected to expire unutilized as a result of the Reorganization. The estimated $160 million balance of the Target Fund’s capital loss carry forward will be shared by the Acquiring Fund shareholders as well as the Target Fund shareholders.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Expenses of the Reorganization

If the Reorganization is approved by shareholders of the Target Fund, the expenses incurred in connection with the Reorganization will be paid substantially by the Target Fund.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Fund’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganization to be approximately $140,000. In approving the Reorganization and the Adviser’s proposal that the Target Fund pay the costs of the Reorganization, the Board considered a variety of factors, including the fact that the Adviser extended the contractual expense limitation for one year, which was estimated at the time to cost the Adviser $700,000 annually.

If the Reorganization is not approved by shareholders, the Adviser will bear the costs of the proposed Reorganization.

Continuation of Shareholder Accounts and Plans

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially similar. Shareholders of the Target Fund who are accumulating Target Fund shares under an automatic investment plan, automatic bank withdrawal plan, automatic payroll deduction savings and investment plan or automatic dividend reinvestment plan or who are receiving payments under a systematic withdrawal plan with respect to such Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A or Institutional Class Shares received in the Reorganization through substantially similar plans maintained by the Acquiring Fund.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Class A and Institutional Class Shares of the Acquiring Fund will be passed on by Goodwin Procter, which serves as special counsel to each of the Funds.

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Shareholder Approval

The Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Fund, which is defined in the Declaration of Trust as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

SHAREHOLDER INFORMATION

Shareholder Information

At the close of business on the Record Date, the Acquiring Fund had outstanding 4,666,474 Class A Shares and 27,456,432 Institutional Class Shares. As of June 27, 2011, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of June 27, 2011, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A Shares or Institutional Class Shares of the Acquiring Fund except as follows:

Shareholder	Class of Shares	Approximate Percentage of Ownership
Thrivent Moderate Allocation Fund	Institutional	24.60%
Thrivent Moderately Aggressive Allocation Fund	Institutional	26.70%
Thrivent Aggressive Allocation Fund	Institutional	11.22%
Thrivent Moderately Conservative Allocation Fund	Institutional	8.07%
Thrivent Financial for Lutherans	Institutional	14.53%
(EDSOP Accounts)
c/o Jeff Bergsbaken
4321 N. Ballard Road
Appleton, WI 54919

At the close of business on the Record Date, the Target Fund had outstanding 16,454,077 Class A Shares and 27,495,749 Institutional Class Shares. As of June 27, 2011, the trustees and officers of the Target Fund as a group owned less than 1% of the

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shares of the Target Fund. As of June 27, 2011, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A Shares or Institutional Class Shares of the Target Fund except as follows:

Shareholder	Class of Shares	Approximate Percentage of Ownership
Thrivent Moderate Allocation Fund	Institutional	15.42%
Thrivent Moderately Aggressive Allocation Fund	Institutional	22.38%
Thrivent Aggressive Allocation Fund	Institutional	13.39%
National Financial Services Corp.	Institutional	7.03%
200 Liberty Street
New York, NY 10281-1003

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the respective Fund at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.

VOTING INFORMATION AND REQUIREMENTS

General

Shareholder approval of the Reorganization requires the affirmative vote of a “Majority of the Outstanding Voting Securities” of the Target Fund, which is defined in the Declaration of Trust as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of the Target Fund currently are held in two classes (Class A and Institutional Class). For purposes of this vote, all shares of the Target Fund will vote together as one class.

A list of shareholders of the Target Fund entitled to be present and vote at the Meeting will be available at the offices of such Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Record Date

The Board has fixed the close of business on July 11, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

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Target Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

Quorum

One-third of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting.

Proxies

Target Fund Shareholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Shareholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Fund employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Fund will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

As of June 27, 2011, approximately 58.22% of outstanding Target Fund shares are held by certain asset allocation funds managed by the Adviser. Consistent with the proxy voting procedures of those funds, the Adviser will vote the proxies for the shares held by the asset allocation funds in the same proportion of the votes received by the Target Fund from other shareholders.

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Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about July 29, 2011. Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Fund may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. We do not anticipate any expense for additional telephone solicitation by Computershare. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

David S. Royal
Secretary

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PROPOSED REORGANIZATION

The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A and Institutional Class Shares of the Acquiring Fund, (ii) distribute such Acquiring Fund shares to shareholders of the Target Fund and (iii) dissolve. A form of the Reorganization Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Incorporated herein by reference in its entirety is the Statement of Additional Information for the Trust, dated February 28, 2011 and as supplemented through the date hereof, which has been filed with the Securities and Exchange Commission (the “SEC”) and is attached hereto as Appendix B.

FINANCIAL STATEMENTS

Incorporated herein by reference in their respective entireties are:

(i)	the audited annual financial statements of the Target Fund, as of October 31, 2010, along with the opinion of independent registered public accounting firm, included as part of the Target Fund Form N-CSR as filed with the SEC on December 29, 2010;

(ii)	the audited annual financial statements of the Acquiring Fund, as of October 31, 2010, along with the opinion of independent registered public accounting firm, included as part of the Acquiring Fund Form N-CSR as filed with the SEC on December 29, 2010;

(iii)	The unaudited semiannual financial statements of the Target Fund, as of April 29, 2011, included as part of the Target Fund Form N-CSR as filed with the SEC on June 28, 2011; and

(iv)	The unaudited semiannual financial statements of the Acquiring Fund, as of April 29, 2011, included as part of the Acquiring Fund Form N-CSR as filed with the SEC on June 28, 2011.

Annual and semiannual reports referenced as part of a Fund’s filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

In addition to the financial statements incorporated herein by reference, this Statement of Additional Information contains the following unaudited pro forma information:

(i)	the pro forma statements of assets and liabilities of the Target Fund and the Acquiring Fund as of April 29, 2011;

(ii)	the pro forma statements of operations of the Target Fund and the Acquiring Fund for the six months ended April 29, 2011;

(iii)	the pro forma statements of operations of the Target Fund and the Acquiring Fund for the year ended October 31, 2010;

(iv)	the pro forma schedule of investments of the Target Fund and the Acquiring Fund as of April 29, 2011; and

(v)	the notes to the pro forma financial statements of the Target Fund and the Acquiring Fund.

1

This pro forma financial information gives effect to the proposed reorganization whereby all of the assets and liabilities of the Target Fund would be transferred to the Acquiring Fund in exchange for Class A and Institutional Class Shares of the Acquiring Fund (earlier defined as the “Reorganization”). Under U.S. generally accepted accounting principles, the historical cost of investment securities will be applied to the surviving entity.

The unaudited pro forma combined statement of assets and liabilities and schedule of investments assumes that the Reorganization occurred on May 2, 2011, and the unaudited pro forma combined statement of operations, for the six months ended April 29, 2011 and the year ended October 31, 2010, present the results of operations of the Acquiring Fund as if the Reorganization had occurred, respectively, on the first business day following the semi-annual period ended April 29, 2011 and the first business day following the year ended October 31, 2010. The pro forma results of operations are not necessarily indicative of actual future results of operations. The statements of assets and liabilities and schedule of investments have been derived from each of the Target Fund’s and Acquiring Fund’s books and records utilized in calculating net asset values at April 29, 2011. The pro forma statements of operations for the six-month period ended April 29, 2011 and year ended October 31, 2010 have been derived from each of the Target Fund’s and Acquiring Fund’s books and records at, respectively, April 29, 2011 and October 31, 2010.

The unaudited pro forma combined financial statements should be read in conjunction with the separate annual and semiannual financial statements of the Target Fund and the Acquiring Fund, which are incorporated herein by reference.

2

Statement of Assets and Liabilities (unaudited)

As of April 29, 2011	Partner Worldwide Allocation Fund	Partner International Stock Fund	Pro-Forma Adjustments(1)		Partner Worldwide Allocation Fund Pro-Forma Combined(2)
Assets
Investments at cost	$258,015,409	$468,055,053			$726,070,462
Investments in securities at value	306,871,382	480,341,887			787,213,269
Investments in affiliates at value	—	67,140,483			67,140,483

Investments at Value	306,871,382	547,482,370			854,353,752

Cash	3,276,023	124,487			3,400,510
Dividends and interest receivable	1,780,996	3,737,729			5,518,725
Prepaid expenses	7,399	10,983			18,382
Receivable for investments sold	584,474	677,906			1,262,380
Receivable for fund shares sold	148,921	22,596			171,517
Receivable for forward contracts	353,021	1,880			354,901
Receivable for variation margin	7,497	—			7,497

Total Assets	313,029,713	552,057,951			865,087,664

Liabilities
Accrued expenses	50,922	120,058			170,980
Payable for investments purchased	1,840,839	2,042,964			3,883,803
Payable upon return of collateral for securities loaned	—	67,140,483			67,140,483
Payable for fund shares redeemed	30,783	236,693			267,476
Payable for forward contracts	301,154	1,072			302,226
Payable to affiliate	206,658	316,666			523,324
Estimated reorganization cost	—	—	140,000	(3)	140,000

Total Liabilities	2,430,356	69,857,936			72,428,292

Net Assets
Capital stock (beneficial interest)	268,104,654	537,665,067			805,769,721
Accumulated undistributed net investment income/(loss)	2,060,178	4,690,301	(140,000	)(3)	6,610,479
Accumulated undistributed net realized gain/(loss)	(8,611,927)	(139,715,641)			(148,327,568)
Net unrealized appreciation/(depreciation) on:
Investments	48,855,973	79,427,317			128,283,290
Futures contracts	110,703	—			110,703
Foreign currency forward contracts	51,867	808			52,675
Foreign currency transactions	27,909	132,163			160,072

Total Net Assets	$310,599,357	$482,200,015			$792,659,372

Class A Share Capital	$43,795,899	$181,244,359	(139,850	)(3)	$224,900,408
Shares of beneficial interest outstanding (Class A)	4,562,611	16,913,659	18,865,053		23,427,664
Net asset value per share	$9.60	$10.72			$9.60
Maximum public offering price	$10.16	$11.34			$10.16
Institutional Class Share Capital	$266,803,458	$300,955,656	(150	)(3)	$567,758,964
Shares of beneficial interest outstanding (Institutional Class)	27,709,866	27,575,491	31,251,870		58,961,736
Net asset value per share	$9.63	$10.91			$9.63

(1)	The adjustment is necessary to reflect capital shares outstanding post-reorganization
(2)	Thrivent Worldwide Allocation Fund is the accounting survivor
(3)	Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going-forward basis

3

Statement of Operations (unaudited)

For the period ended April 29, 2011	Partner Worldwide Allocation Fund	Partner International Stock Fund	Pro-Forma Adjustments	Partner Worldwide Allocation Fund Pro-Forma Combined(12)
Investment Income
Dividends	$3,625,703	$7,857,662		$11,483,365
Taxable interest	754,132	5,465		759,597
Income from securities loaned	—	231,077		231,077
Foreign dividend tax withholding	(319,724)	(692,626)		(1,012,350)

Total Investment Income	4,060,111	7,401,578		11,461,689

Expenses
Adviser fees	1,208,591	1,372,689	554,499	3,135,779	(1)
Administrative service fees	61,987	80,345	(35,000)	107,332	(2)
Audit and legal fees	14,132	12,500	(7,588)	19,044	(3)
Custody fees	120,723	99,675	105,399	325,797	(4)
Distribution expenses Class A	47,787	215,896	—	263,683	(5)
Insurance expenses	2,437	2,486	—	4,923	(6)
Printing and postage expenses Class A	6,228	69,736	—	75,964	(6)
Printing and postage expenses Institutional Class	1,268	770	—	2,038	(6)
SEC and state registration expenses	26,192	10,733	(7,385)	29,540	(7)
Transfer agent fees Class A	30,113	302,497	—	332,610	(8)
Transfer agent fees Institutional Class	1,353	423	—	1,776	(8)
Trustees’ fees	5,734	14,349	(2,060)	18,023	(9)
Other expenses	34,053	19,266	—	53,319	(10)

Total Expenses Before Reimbursement	1,560,598	2,201,365	607,865	4,369,828

Less:
Reimbursement from adviser	(151,815)	—	(284,965)	(436,780	)(11)
Custody earnings credit	(2,077)	(479)		(2,556)

Total Net Expenses	1,406,706	2,200,886	322,900	3,930,492

Net Investment Income/(Loss)	2,653,405	5,200,692	(322,900)	7,531,197

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	9,955,084	23,351,094		33,306,178
Futures contracts	381,260	—		381,260
Foreign currency transactions	(200,750)	(135,669)		(336,419)
Change in net unrealized appreciation/(depreciation) on:
Investments	15,462,341	27,394,460		42,856,801
Futures contracts	(29,527)	—		(29,527)
Foreign currency forward contracts	133,440	1,398		134,838
Foreign currency transactions	(1,894)	57,006		55,112

Net Realized and Unrealized Gains/(Losses)	25,699,954	50,668,289		76,368,243

Net Increase/(Decrease) in Net Assets Resulting From Operations	$28,353,359	$55,868,981		$83,899,440

4

For the period ended April 29, 2011	Partner Worldwide Allocation Fund	Partner International Stock Fund	Pro-Forma Adjustments	Partner Worldwide Allocation Fund Pro-Forma Combined(12)
Average Net Assets Class A	$38,760,468	$175,115,446		$213,875,914
	14.2%	38.1%		29.2%
Average Net Assets Class I	234,860,106	284,635,995		519,496,101
	85.8%	61.9%		70.8%
Total Average Assets	273,620,574	459,751,441		733,372,015
Class A Expenses	84,128	588,129	—	672,257
Class I Expenses	2,621	1,193	—	3,814
Shared Expenses	1,473,849	1,612,043	$607,865	3,693,757
Gross Expense Ratio Class A	1.53%	1.39%		1.66%
Gross Expense Ratio Class I	1.09%	0.71%		1.02%
Net Expense Ratio Class A	1.30%	1.39%		1.30%
Net Expense Ratio Class I	1.00%	0.71%		1.00%

(1)	assumes an advisory fee of 90 bps on first $250 million in assets and 85 bps after $250 million
(2)	assumes fixed administrative fees of $70,000 and variable administrative fee of 2 bps
(3)	assumes effect of having one audit
(4)	assumes combined expense of existing funds adjusted for increase in account and transaction costs. The custody fees are increasing for the combined fund because the Acquiring Fund (Partner Worldwide Allocation Fund) invests in more countries, including emerging markets, than the Target Fund (Partner International Stock Fund), which does not generally invest in emerging markets. In addition, emerging markets tend to have higher custodial trading costs as well as higher custodial asset-based charges.
(5)	assumes a distribution fee of 25 bps on Class A
(6)	assumes combined expense of existing funds
(7)	assumes the same number of registered states with one filing fee
(8)	assumes a combined number of open Transfer Agent accounts
(9)	assumes combined expense of existing funds adjusted for slight decrease for fund minimum charges
(10)	assumes combined expense of existing funds
(11)	adjustment necessary to comply with 130 bp or 1.30% cap on Class A expenses and 100 bp or 1.00% cap on Class I expenses
(12)	Thrivent Worldwide Allocation Fund is the accounting survivor

5

Statement of Operations (unaudited)

For the year ended October 31, 2010	Partner Worldwide Allocation Fund	Partner International Stock Fund	Pro-Forma Adjustments	Partner Worldwide Allocation Fund Pro-Forma Combined(12)
Investment Income
Dividends	$4,710,323	$13,533,099		$18,243,422
Taxable interest	1,215,819	15,303		1,231,122
Income from securities loaned	—	232,570		232,570
Foreign dividend tax withholding	(421,752)	(1,280,020)		(1,701,772)

Total Investment Income	5,504,390	12,500,952		18,005,342

Expenses
Adviser fees	1,689,075	2,645,539	1,098,199	5,432,813	(1)
Administrative service fees	107,538	157,351	(70,000)	194,889	(2)
Audit and legal fees	31,807	26,798	(19,954)	38,651	(3)
Custody fees	272,048	190,719	339,626	802,393	(4)
Distribution expenses Class A	75,341	434,191	—	509,532	(5)
Insurance expenses	4,614	6,784	—	11,398	(6)
Printing and postage expenses Class A	11,371	151,130	—	162,501	(6)
Printing and postage expenses Institutional Class	3,657	1,945	—	5,602	(6)
SEC and state registration expenses	40,247	45,533	(17,236)	68,544	(7)
Transfer agent fees Class A	49,404	673,725	—	723,129	(8)
Transfer agent fees Institutional Class	1,447	951	—	2,398	(8)
Trustees’ fees	11,715	27,368	(11,794)	27,289	(9)
Other expenses	71,447	40,517	—	111,964	(10)

Total Expenses Before Reimbursement	2,369,711	4,402,551	1,318,841	8,091,103

Less:
Reimbursement from adviser	(419,311)	(671)	(815,197)	(1,235,179	)(11)
Custody earnings credit	(4,025)	(625)		(4,650)

Total Net Expenses	1,946,375	4,401,255	503,644	6,851,274

Net Investment Income/(Loss)	3,558,015	8,099,697	(503,644)	11,154,068

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	3,992,594	9,584,239		13,576,833
Futures contracts	(427,863)	—		(427,863)
Foreign currency transactions	(188,739)	(528,546)		(717,285)
Change in net unrealized appreciation/(depreciation) on:
Investments	23,376,059	28,602,884		51,978,943
Futures contracts	222,857	—		222,857
Foreign currency forward contracts	(88,067)	23,785		(64,282)
Foreign currency transactions	21,973	26,501		48,474

Net Realized and Unrealized Gains/(Losses)	26,908,814	37,708,863		64,617,677

Net Increase/(Decrease) in Net Assets Resulting From Operations	$30,466,829	$45,808,560		$75,771,745

6

For the year ended October 31, 2010	Partner Worldwide Allocation Fund	Partner International Stock Fund	Pro-Forma Adjustments	Partner Worldwide Allocation Fund Pro-Forma Combined(12)
Average Net Assets Class A	$30,136,289	$173,676,276		$203,812,565
	16.1%	39.8%		32.6%
Average Net Assets Class I	157,555,847	263,080,181		420,636,028
	83.9%	60.2%		67.4%
Total Average Assets	187,692,136	436,756,457		624,448,593
Class A Expenses	136,116	1,259,046	—	1,395,162
Class I Expenses	5,104	2,896	—	8,000
Shared Expenses	2,228,491	3,140,609	$1,318,841	6,687,941
Gross Expense Ratio Class A	1.64%	1.44%		1.76%
Gross Expense Ratio Class I	1.19%	0.72%		1.07%
Net Expense Ratio Class A	1.30%	1.44%		1.30%
Net Expense Ratio Class I	1.00%	0.72%		1.00%

(1)	assumes an advisory fee of 90 bps on first $250 million in assets and 85 bps after $250 million
(2)	assumes fixed administrative fees of $70,000 and variable administrative fee of 2 bps
(3)	assumes effect of having one audit
(4)	assumes combined expense of existing funds adjusted for increase in account and transaction costs. The custody fees are increasing for the combined fund because the Acquiring Fund (Partner Worldwide Allocation Fund) invests in more countries, including emerging markets, than the Target Fund (Partner International Stock Fund), which does not generally invest in emerging markets. In addition, emerging markets tend to have higher custodial trading costs as well as higher custodial asset-based charges.
(5)	assumes a distribution fee of 25 bps on Class A
(6)	assumes combined expense of existing funds
(7)	assumes the same number of registered states with one filing fee
(8)	assumes a combined number of open Transfer Agent accounts
(9)	assumes combined expense of existing funds adjusted for slight decrease
(10)	assumes combined expense of existing funds
(11)	adjustment necessary to comply with 130 bp or 1.30% cap on Class A expenses and 100 bp or 1.00% cap on Class I expenses
(12)	Thrivent Worldwide Allocation Fund is the accounting survivor

7

Pro Forma Combining Unaudited Statements of Investments — April 29, 2011

Thrivent Partner International Stock Fund and Thrivent Partner Worldwide Allocation Fund

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Australia (4.6%)
Australia & New Zealand Banking Group, Ltd.	63,312	23,719	87,031	$1,686,502	$631,825	$2,318,327
BHP Billiton, Ltd.	242,326	91,512	333,838	12,269,192	4,633,339	16,902,531
Boart Longyear Group	0	117,848	117,848	0	593,580	593,580
Campbell Brothers, Ltd.	0	12,540	12,540	0	623,432	623,432
Challenger, Ltd.	200,760	75,156	275,916	1,064,778	398,608	1,463,386
Fortescue Metals Group, Ltd.	133,062	49,641	182,703	901,884	336,463	1,238,347
Iluka Resources, Ltd.	104,899	38,890	143,789	1,443,393	535,120	1,978,513
Mineral Resources, Ltd.	0	47,566	47,566	0	609,421	609,421
Mount Gibson Iron, Ltd.(a)	355,624	133,079	488,703	737,950	276,150	1,014,100
Ramsay Health Care, Ltd.	48,247	17,922	66,169	957,346	355,619	1,312,965
Rio Tinto, Ltd.	34,464	12,903	47,367	3,119,961	1,168,084	4,288,045
SAI Global, Ltd.	0	112,433	112,433	0	618,141	618,141
United Group, Ltd.	0	33,146	33,146	0	549,603	549,603
Wesfarmer, Ltd.	66,066	24,827	90,893	2,420,298	909,526	3,329,824

Total Australia				24,601,304	12,238,911	36,840,215

Austria (0.2%)
Andritz AG	0	8,649	8,649	0	893,190	893,190
Wienerberger AG(a)	0	27,927	27,927	0	597,138	597,138

Total Austria				0	1,490,328	1,490,328

Belgium (0.9%)
Anheuser-Busch InBev NV(p)	52,238	19,563	71,801	3,333,476	1,248,378	4,581,854
Bekaert SA	11,041	4,101	15,142	1,381,155	513,008	1,894,163
Compagnie d’ Entreprises CFE	0	6,801	6,801	0	589,059	589,059

Total Belgium				4,714,631	2,350,445	7,065,076

Bermuda (0.1%)
Orient Overseas International, Ltd.	39,500	14,500	54,000	303,131	111,276	414,407
Seawell, Ltd.(a)	0	63,478	63,478	0	423,008	423,008

Total Bermuda				303,131	534,284	837,415

Brazil (1.3%)
Banco Bradesco SA ADR	0	71,181	71,181	0	1,439,992	1,439,992
Lojas Renner SA	0	22,000	22,000	0	815,281	815,281
Multiplan Empreendimentos Imobiliarios SA	0	22,000	22,000	0	459,802	459,802
Petroleo Brasileiro SA ADR	50,500	19,700	70,200	1,885,165	735,401	2,620,566
Petroleo Brasileiro SA PREF ADR	0	45,000	45,000	0	1,501,649	1,501,649
Souza Cruz SA	0	71,500	71,500	0	813,533	813,533
Ultrapar Participacoes SA	0	64,000	64,000	0	1,118,739	1,118,739
Vale SA SP PREF ADR	0	58,000	58,000	0	1,734,200	1,734,200

Total Brazil				1,885,165	8,618,597	10,503,762

Canada (5.1%)
Agrium, Inc.	19,141	6,980	26,121	1,734,868	632,641	2,367,509
Barrick Gold Corporation	39,500	14,991	54,491	2,017,163	765,552	2,782,715
Brookfield Asset Management, Inc.(p)	65,944	24,550	90,494	2,220,435	826,636	3,047,071
Canadian Imperial Bank of Commerce(p)	11,568	4,231	15,799	1,001,411	366,266	1,367,677
Canadian National Railway Company	29,969	10,995	40,964	2,324,482	852,804	3,177,286
Canadian Natural Resources, Ltd.	11,520	4,359	15,879	541,910	205,051	746,961
CGI Group, Inc.(a)	55,014	20,381	75,395	1,203,540	445,875	1,649,415

8

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Enerplus Corporation	20,329	7,669	27,998	$658,082	$248,258	$906,340
Finning International, Inc.	30,918	11,622	42,540	906,758	340,848	1,247,606
Goldcorp, Inc.	39,394	14,735	54,129	2,202,017	823,646	3,025,663
Inmet Mining Corporation	8,460	3,178	11,638	593,684	223,018	816,702
Pacific Rubiales Energy Corporation	42,807	15,976	58,783	1,300,678	485,425	1,786,103
Potash Corporation of Saskatchewan, Inc.	60,004	22,589	82,593	3,389,574	1,276,033	4,665,607
Riocan Real Estate Investment Trust(p)	22,700	8,500	31,200	608,164	227,727	835,891
Saputo, Inc.	18,127	6,698	24,825	862,862	318,831	1,181,693
Shoppers Drug Mart Corporation(p)	47,800	17,941	65,741	2,081,336	781,198	2,862,534
Silver Wheaton Corporation	23,175	8,660	31,835	942,969	352,367	1,295,336
Suncor Energy, Inc.	28,173	10,202	38,375	1,298,483	470,206	1,768,689
Trican Well Service, Ltd.	41,440	15,324	56,764	1,021,328	377,675	1,399,003
Valeant Pharmaceuticals International, Inc.	21,770	8,228	29,998	1,148,090	433,922	1,582,012
Yamana Gold, Inc.	89,552	33,424	122,976	1,141,405	426,013	1,567,418

Total Canada				29,199,239	10,879,992	40,079,231

Cayman Islands (0.3%)
Greatview Aseptic Packaging Company, Ltd.(a)	0	682,000	682,000	0	467,177	467,177
Kingboard Laminates Holdings, Ltd.	0	568,858	568,858	0	504,284	504,284
Wynn Macau, Ltd.	283,865	106,219	390,084	1,013,062	379,076	1,392,138

Total Cayman Islands				1,013,062	1,350,537	2,363,599

Chile (0.1%)
Banco Santander Chile SA ADR	0	9,600	9,600	0	879,264	879,264

Total Chile				0	879,264	879,264

China (1.2%)
Bank of China, Ltd.	6,670,100	2,643,050	9,313,150	3,691,688	1,462,845	5,154,533
Huaneng Power International, Inc.(a)	4,116,600	1,513,614	5,630,214	2,273,425	835,905	3,109,330
PetroChina Company, Ltd.	0	950,000	950,000	0	1,379,000	1,379,000

Total China				5,965,113	3,677,750	9,642,863

Denmark (1.0%)
Carlsberg AS	6,799	2,561	9,360	806,735	303,875	1,110,610
Christian Hansen Holding AS	0	23,518	23,518	0	536,331	536,331
Coloplast AS	6,241	2,305	8,546	918,025	339,056	1,257,081
DSV AS	0	29,383	29,383	0	768,359	768,359
Novo Nordisk AS	24,702	9,074	33,776	3,127,109	1,148,708	4,275,817

Total Denmark				4,851,869	3,096,329	7,948,198

Finland (1.3%)
Cargotec Oyi	0	12,542	12,542	0	704,224	704,224
Kesko Oyj(p)	9,198	3,417	12,615	477,304	177,316	654,620
Neste Oil Oyj(p)	56,450	22,150	78,600	1,068,236	419,157	1,487,393
Outotec Oyj	0	12,598	12,598	0	798,870	798,870
Sampo Oyj(p)	44,955	16,762	61,717	1,513,350	564,270	2,077,620
UPM-Kymmene Oyj(p)	67,426	25,291	92,717	1,382,882	518,709	1,901,591
Wartsila Corporation	32,746	12,221	44,967	1,287,123	480,362	1,767,485
YIT Oyj	0	21,912	21,912	0	657,315	657,315

Total Finland				5,728,895	4,320,223	10,049,118

France (6.6%)
Alten, Ltd.	0	17,080	17,080	0	700,700	700,700
April Group	0	13,997	13,997	0	450,674	450,674
AXA SA(p)	255,050	101,216	356,266	5,717,283	2,268,890	7,986,173
Beneteau SA	0	25,238	25,238	0	541,155	541,155

9

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Cap Gemini SA	88,200	34,700	122,900	$5,341,965	$2,101,658	$7,443,623
Christian Dior SA	10,277	3,839	14,116	1,648,490	615,798	2,264,288
Compagnie de Saint-Gobain	53,678	20,970	74,648	3,703,487	1,446,815	5,150,302
Faurecia(a)	23,815	8,940	32,755	982,013	368,641	1,350,654
Ingenico	0	15,104	15,104	0	749,464	749,464
Peugeot SA(a)	17,203	6,480	23,683	780,665	294,060	1,074,725
Rubis	0	4,654	4,654	0	571,454	571,454
Safran SA(p)	31,846	11,917	43,763	1,235,400	462,296	1,697,696
Schneider Electric SA(p)	11,532	4,308	15,840	2,037,243	761,051	2,798,294
Total SA	112,293	43,530	155,823	7,190,877	2,787,519	9,978,396
Valeo SA(a)	18,972	15,184	34,156	1,208,372	967,105	2,175,477
Virbac SA	0	2,917	2,917	0	538,134	538,134
Vivendi SA(p)	159,400	61,100	220,500	4,997,610	1,915,646	6,913,256

Total France				34,843,405	17,541,060	52,384,465

Germany (5.9%)
Aixtron SE(p)	16,211	16,208	32,419	688,420	688,293	1,376,713
BASF SE	15,116	5,511	20,627	1,552,056	565,850	2,117,906
Bayerische Motoren Werke AG	19,051	7,139	26,190	1,793,494	672,078	2,465,572
Daimler AG(p)	97,392	36,719	134,111	7,526,518	2,837,668	10,364,186
Demag Cranes AG	0	11,732	11,732	0	630,647	630,647
Deutsche Boerse AG	40,900	16,250	57,150	3,395,221	1,348,957	4,744,178
Deutz AG(a)	0	65,800	65,800	0	601,361	601,361
ElringKlinger AG	0	17,670	17,670	0	619,837	619,837
Henkel AG & Company KGaA	24,778	9,185	33,963	1,689,110	626,139	2,315,249
Kloeckner & Company SE(a)	0	18,468	18,468	0	663,059	663,059
MAN AG(a)	14,173	5,334	19,507	1,974,354	743,047	2,717,401
Metro AG	20,164	7,603	27,767	1,479,763	557,957	2,037,720
Pfeiffer Vacuum Technology AG	0	4,606	4,606	0	639,691	639,691
Rheinmetall AG	0	8,239	8,239	0	738,557	738,557
SAP AG ADR	31,088	11,685	42,773	2,002,856	752,810	2,755,666
Siemens AG	28,497	10,700	39,197	4,144,837	1,556,295	5,701,132
Stada Arzneimittel AG	0	13,971	13,971	0	618,163	618,163
Suedzucker AG	42,148	15,812	57,960	1,299,272	487,427	1,786,699
Symrise AG	0	17,776	17,776	0	585,060	585,060
Volkswagen AG(a)(p)	12,672	4,771	17,443	2,493,897	938,951	3,432,848

Total Germany				30,039,798	16,871,847	46,911,645

Guernsey (0.2%)
Resolution, Ltd.	195,897	73,213	269,110	991,984	370,736	1,362,720

Total Guernsey				991,984	370,736	1,362,720

Hong Kong (2.9%)
AIA Group, Ltd.(a)	0	212,400	212,400	0	716,312	716,312
China Mobile, Ltd.	0	180,000	180,000	0	1,655,716	1,655,716
CLP Holdings, Ltd.	174,500	65,000	239,500	1,435,296	534,637	1,969,933
Galaxy Entertainment Group, Ltd.(a)	0	274,000	274,000	0	494,176	494,176
Hang Lung Group, Ltd.	0	175,000	175,000	0	1,179,233	1,179,233
Hutchison Whampoa, Ltd.	475,950	182,150	658,100	5,443,172	2,083,146	7,526,318
New World Development Company, Ltd.	2,138,000	848,522	2,986,522	3,762,636	1,493,302	5,255,938
SJM Holdings, Ltd.	639,000	238,000	877,000	1,380,667	514,239	1,894,906
Swire Pacific, Ltd., Class A	55,945	46,211	102,156	856,242	707,263	1,563,505
Swire Pacific, Ltd., Class B	0	270,000	270,000	0	781,590	781,590

Total Hong Kong				12,878,013	10,159,614	23,037,627

Hungary (0.1%)
Richter Gedeon Nyrt	0	4,200	4,200	0	878,886	878,886

Total Hungary				0	878,886	878,886

10

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
India (0.7%)
Bharti Airtel, Ltd.	0	54,500	54,500	$0	$468,928	$468,928
GlaxoSmithKline Pharmaceuticals, Ltd.	0	8,300	8,300	0	424,608	424,608
Grasim Industries, Ltd.	0	9,500	9,500	0	526,932	526,932
Hero Honda Motors, Ltd.	0	22,500	22,500	0	870,512	870,512
Hindustan Unilever, Ltd.	0	74,000	74,000	0	477,605	477,605
Housing Development Finance Corporation	0	75,000	75,000	0	1,199,800	1,199,800
ICICI Bank, Ltd.	0	25,000	25,000	0	631,786	631,786
Infosys Technologies, Ltd.	0	15,600	15,600	0	1,025,567	1,025,567
Ultra Tech Cement, Ltd.	0	9,428	9,428	0	232,527	232,527

Total India				0	5,858,265	5,858,265

Indonesia (0.6%)
PT Astra International Tbk	0	178,000	178,000	0	1,169,878	1,169,878
Telekomunikasi Indonesia Tbk PT	2,278,300	884,124	3,162,424	2,053,538	796,902	2,850,440
Telekomunikasi Indonesia Tbk PT ADR	12,600	4,000	16,600	455,364	144,560	599,924

Total Indonesia				2,508,902	2,111,340	4,620,242

Israel (0.4%)
Teva Pharmaceutical Industries, Ltd. ADR	50,100	19,800	69,900	2,291,073	905,454	3,196,527

Total Israel				2,291,073	905,454	3,196,527

Italy (2.8%)
DiaSorin SPA	17,165	6,485	23,650	828,821	313,132	1,141,953
Enel SPA	711,000	280,950	991,950	5,069,982	2,003,391	7,073,373
Eni SPA	187,000	73,100	260,100	5,006,294	1,957,005	6,963,299
MARR SPA	0	17,952	17,952	0	235,700	235,700
Telecom Italia SPA(p)	3,582,725	1,341,200	4,923,925	4,619,550	1,729,338	6,348,888
Yoox SPA(a)	0	12,747	12,747	0	231,719	231,719

Total Italy				15,524,647	6,470,285	21,994,932

Japan (16.6%)
Aisin Seiki Company, Ltd.	24,100	9,000	33,100	850,048	317,445	1,167,493
Alps Electric Company, Ltd.	57,500	20,400	77,900	575,023	204,008	779,031
Anritsu Corporation(p)	77,000	29,000	106,000	614,439	231,412	845,851
Asahi Diamond Industrial Company, Ltd.	0	32,000	32,000	0	665,642	665,642
Asics Corporation	0	35,000	35,000	0	506,163	506,163
Bridgestone Corporation	230,800	88,350	319,150	5,097,544	1,951,335	7,048,879
Canon, Inc.	62,200	23,000	85,200	2,929,157	1,083,129	4,012,286
Chiyoda Corporation	0	54,000	54,000	0	537,554	537,554
Credit Saison Company, Ltd.	45,900	17,200	63,100	769,667	288,415	1,058,082
Daicel Chemical Industries, Ltd.	140,000	49,000	189,000	902,958	316,035	1,218,993
Daihatsu Motor Company, Ltd.	48,000	18,000	66,000	775,373	290,765	1,066,138
Daiichi Sankyo Company, Ltd.	209,450	80,000	289,450	4,115,578	1,571,957	5,687,535
Dainippon Sumitomo Pharma Company, Ltd.	90,500	34,100	124,600	870,228	327,898	1,198,126
Daito Trust Construction Company, Ltd.	73,750	28,121	101,871	5,900,003	2,249,681	8,149,684
Daiwa Securities Group, Inc.	911,600	353,544	1,265,144	3,934,483	1,525,903	5,460,386
Dena Company, Ltd.	15,400	5,800	21,200	578,119	217,733	795,852
Denki Kagaku Kogyo KK	0	118,000	118,000	0	606,112	606,112
Denso Corporation	32,900	12,100	45,000	1,101,046	404,944	1,505,990
East Japan Railway Company	59,800	23,500	83,300	3,323,715	1,306,143	4,629,858
Elpida Memory, Inc.(a)(p)	45,400	17,000	62,400	680,272	254,727	934,999
Exedy Corporation	0	12,442	12,442	0	397,484	397,484
FamilyMart Company, Ltd.	31,600	11,900	43,500	1,147,011	431,944	1,578,955
Fuji Machine Manufacturing Company, Ltd.	0	19,952	19,952	0	466,727	466,727

11

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Gree, Inc.	44,300	16,700	61,000	$912,286	$343,909	$1,256,195
Hitachi, Ltd.	318,000	115,000	433,000	1,726,018	624,189	2,350,207
Honda Motor Company, Ltd.	17,800	6,000	23,800	684,305	230,665	914,970
Idemitsu Kosan Company, Ltd.	5,000	1,900	6,900	591,304	224,695	815,999
IHI Corporation	308,000	116,000	424,000	783,680	295,152	1,078,832
ITOCHU Corporation	134,400	50,300	184,700	1,400,061	523,981	1,924,042
JTEKT Corporation	39,300	14,500	53,800	510,517	188,359	698,876
Kawasaki Heavy Industries, Ltd.	191,000	71,000	262,000	789,390	293,438	1,082,828
KDDI Corporation	191	73	264	1,275,131	487,354	1,762,485
Kobe Steel, Ltd.	238,000	88,000	326,000	590,591	218,370	808,961
Krosaki Harima Corporation	126,000	48,000	174,000	517,811	197,261	715,072
Kyocera Corporation	19,900	7,100	27,000	2,195,665	783,378	2,979,043
Mitsubishi Electric Corporation	174,000	64,000	238,000	1,937,192	712,530	2,649,722
Mitsui & Company, Ltd.	41,500	15,300	56,800	738,496	272,265	1,010,761
Mori Seiki Company, Ltd.(h)	17,600	7,000	24,600	226,632	90,138	316,770
MS and AD Insurance Group Holdings, Inc.	134,855	52,652	187,507	3,158,016	1,232,997	4,391,013
Murata Manufacturing Company, Ltd.	9,000	3,400	12,400	650,019	245,563	895,582
Nabtesco Corporation	0	20,100	20,100	0	514,571	514,571
Namco Bandai Holdings, Inc.	53,100	19,800	72,900	586,414	218,663	805,077
Nichicon Corporation	0	29,800	29,800	0	458,000	458,000
Nikon Corporation	191,500	76,350	267,850	4,013,382	1,600,113	5,613,495
Nippon Yusen KK	179,000	66,000	245,000	661,735	243,992	905,727
Nissan Motor Company, Ltd.	630,300	250,600	880,900	6,064,439	2,411,151	8,475,590
ORIX Corporation	7,720	2,850	10,570	758,453	279,999	1,038,452
Pigeon Corporation	0	15,951	15,951	0	549,277	549,277
Pioneer Corporation(a)	0	87,900	87,900	0	371,802	371,802
Round One Corporation	130,100	48,600	178,700	790,897	295,446	1,086,343
Sanrio Company, Ltd.	0	10,500	10,500	0	349,407	349,407
Sanyo Chemical Industries, Ltd.	0	59,620	59,620	0	487,185	487,185
Secom Company, Ltd.	71,300	27,200	98,500	3,536,740	1,349,220	4,885,960
Sega Sammy Holdings, Inc.	70,600	26,400	97,000	1,236,635	462,424	1,699,059
SHO-BOND Holdings Company, Ltd.	0	15,482	15,482	0	405,332	405,332
So-net M3, Inc.	0	89	89	0	578,453	578,453
Sony Corporation	20,000	7,500	27,500	564,710	211,766	776,476
Sumitomo Corporation	324,700	130,400	455,100	4,479,184	1,798,848	6,278,032
Sumitomo Electric Industries, Ltd.	135,500	49,000	184,500	1,886,587	682,234	2,568,821
Sumitomo Mitsui Trust Holdings, Inc.	1,286,987	504,844	1,791,831	4,430,758	1,738,046	6,168,804
Sumitomo Osaka Cement Company, Ltd.	0	174,000	174,000	0	473,101	473,101
Suruga Bank, Ltd.	0	19,000	19,000	0	158,587	158,587
Sysmex Corporation	0	15,400	15,400	0	539,384	539,384
Tadano, Ltd.	0	69,958	69,958	0	374,152	374,152
Takeda Pharmaceutical Company, Ltd.	30,500	11,100	41,600	1,478,117	537,937	2,016,054
Tokyu Corporation	234,000	87,000	321,000	968,019	359,904	1,327,923
Toshiba Corporation	288,000	107,000	395,000	1,533,569	569,764	2,103,333
Toyo Tanso Company, Ltd.	0	11,498	11,498	0	638,662	638,662
UNY Company, Ltd.	130,800	49,000	179,800	1,146,226	429,397	1,575,623
Ushio, Inc.	0	14,400	14,400	0	293,206	293,206
West Japan Railway Company	399	150	549	1,455,047	547,010	2,002,057

Total Japan				88,442,690	43,044,433	131,487,123

Jersey (0.2%)
Wolseley plc	32,771	12,338	45,109	1,190,326	448,147	1,638,473

Total Jersey				1,190,326	448,147	1,638,473

12

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Luxembourg (0.1%)
Tenaris SA ADR	0	19,000	19,000	$0	$965,010	$965,010

Total Luxembourg				0	965,010	965,010

Malaysia (0.2%)
CIMB Group Holdings Berhad	0	240,000	240,000	0	664,416	664,416
Public Bank Berhad	0	135,500	135,500	0	599,581	599,581

Total Malaysia				0	1,263,997	1,263,997

Mexico (0.5%)
Consorcio ARA SAB de CV	0	168,000	168,000	0	99,384	99,384
Fomento Economico Mexicano SAB de CV ADR	0	22,000	22,000	0	1,383,801	1,383,801
Grupo Aeroportuario del Sureste SAB de CV ADR	0	7,100	7,100	0	420,036	420,036
Grupo Financiero Banorte SAB de CV ADR	0	245,500	245,500	0	1,226,252	1,226,252
Mexico Government International Bond Warrants(a)	0	132	132	0	330	330
Organizacion Soriana SAB de CV	0	132,000	132,000	0	453,045	453,045

Total Mexico				0	3,582,848	3,582,848

Netherlands (2.0%)
Aegon NV(a)	146,300	57,700	204,000	1,162,751	458,583	1,621,334
Koninklijke (Royal) KPN NV(p)	114,409	42,683	157,092	1,815,599	677,352	2,492,951
Koninklijke DSM NV(p)	95,222	36,976	132,198	6,562,858	2,548,448	9,111,306
Nutreco NV	8,062	3,020	11,082	627,377	235,013	862,390
STMicroelectronics NV	72,188	27,071	99,259	854,196	320,329	1,174,525
Unilever NV	19,670	7,276	26,946	647,502	239,514	887,016

Total Netherlands				11,670,283	4,479,239	16,149,522

Norway (2.2%)
DnB NOR ASA(p)	38,730	14,591	53,321	629,774	237,259	867,033
Marine Harvest	724,876	271,845	996,721	957,664	359,146	1,316,810
Schibsted ASA	0	21,000	21,000	0	631,839	631,839
Seadrill, Ltd.	36,816	13,674	50,490	1,306,155	485,125	1,791,280
Statoil ASA	270,132	102,758	372,890	7,913,221	3,010,183	10,923,404
Storebrand ASA	0	72,000	72,000	0	747,796	747,796
STX OSV Holdings, Ltd.(a)	0	507,000	507,000	0	465,499	465,499
Tomra Systems ASA	0	73,862	73,862	0	633,819	633,819

Total Norway				10,806,814	6,570,666	17,377,480

Philippines (0.1%)
Ayala Land, Inc.	0	1,400,000	1,400,000	0	538,465	538,465
Bank of the Philippine Islands	0	379,966	379,966	0	522,626	522,626

Total Philippines				0	1,061,091	1,061,091

Poland (0.1%)
Bank Pekao SA	0	12,500	12,500	0	819,311	819,311

Total Poland				0	819,311	819,311

Portugal (1.0%)
Banco Comercial Portugues SA(a)(p)	2,570,500	1,004,900	3,575,400	2,050,461	801,598	2,852,059
Banco Comercial Portugues SA Rights, .02 EUR, expires 5/6/2011(a)(p)	2,570,500	1,004,900	3,575,400	87,561	34,231	121,792
Banco Espirito Santo SA(p)	512,500	200,200	712,700	2,158,543	843,200	3,001,743
Jeronimo Martins SGPS SA	76,029	28,574	104,603	1,246,900	468,623	1,715,523

Total Portugal				5,543,465	2,147,652	7,691,117

13

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Russia (0.2%)
LUKOIL ADR	0	19,500	19,500	$0	$1,355,287	$1,355,287

Total Russia				0	1,355,287	1,355,287

Singapore (1.4%)
Fraser and Neave, Ltd.	88,000	33,000	121,000	451,100	169,162	620,262
Keppel Corporation, Ltd.	409,035	159,775	568,810	3,983,020	1,555,826	5,538,846
Midas Holding, Ltd.	0	890,000	890,000	0	531,775	531,775
Oversea-Chinese Banking Corporation, Ltd.	143,000	53,000	196,000	1,116,664	413,869	1,530,533
Raffles Medical Group, Ltd.	0	230,000	230,000	0	427,269	427,269
SembCorp Industries, Ltd.	266,000	99,000	365,000	1,175,172	437,376	1,612,548
Super Group, Ltd.	0	422,000	422,000	0	476,607	476,607

Total Singapore				6,725,956	4,011,884	10,737,840

South Africa (0.3%)
Massmart Holdings, Ltd.	0	61,000	61,000	0	1,335,511	1,335,511
Truworths International, Ltd.	0	104,000	104,000	0	1,203,016	1,203,016

Total South Africa				0	2,538,527	2,538,527

South Korea (2.0%)
BS Financial Group, Inc.(a)	0	13,399	13,399	0	195,049	195,049
Fila Korea, Ltd.	0	7,704	7,704	0	512,681	512,681
POSCO	9,900	3,800	13,700	4,344,472	1,667,575	6,012,047
Samsung Electronics Company, Ltd.	0	3,200	3,200	0	1,883,870	1,883,870
Shinsegae Company, Ltd.(k)	0	2,400	2,400	0	600,778	600,778
SK Telecom Company, Ltd.	12,980	2,690	15,670	1,966,644	407,571	2,374,215
SK Telecom Company, Ltd. ADR	140,350	72,399	212,749	2,663,843	1,374,133	4,037,976
Technosemichem Company, Ltd.	0	3,574	3,574	0	161,093	161,093

Total South Korea				8,974,959	6,802,750	15,777,709

Spain (2.2%)
Banco Bilbao Vizcaya Argentaria SA	391,525	151,677	543,202	5,014,849	1,942,755	6,957,604
Banco Popular Espanol SA(p)	368,889	145,087	513,976	2,209,564	869,039	3,078,603
Indra Sistemas SA	146,600	55,600	202,200	3,324,858	1,260,997	4,585,855
Repsol YPF SA	49,529	18,575	68,104	1,768,014	663,063	2,431,077

Total Spain				12,317,285	4,735,854	17,053,139

Sweden (1.8%)
Atlas Copco AB(p)	75,035	28,113	103,148	2,203,774	825,677	3,029,451
Elekta AB	17,714	6,632	24,346	807,354	302,268	1,109,622
Hoganas AB(a)	0	15,912	15,912	0	660,838	660,838
Investor AB(p)	80,558	30,076	110,634	2,006,463	749,105	2,755,568
NCC AB	19,091	7,166	26,257	510,519	191,629	702,148
Nobia AB(a)	0	48,873	48,873	0	389,852	389,852
Nordea Bank AB	82,757	30,541	113,298	943,545	348,210	1,291,755
Volvo AB(p)	147,041	55,181	202,222	2,889,674	1,084,425	3,974,099

Total Sweden				9,361,329	4,552,004	13,913,333

Switzerland (9.7%)
ABB, Ltd.(a)	58,883	22,031	80,914	1,626,069	608,392	2,234,461
Adecco SA	66,900	26,850	93,750	4,780,999	1,918,831	6,699,830
Aryzta AG	16,945	6,356	23,301	945,167	354,528	1,299,695
Bucher Industries AG	0	2,005	2,005	0	489,081	489,081
Burckhardt Compression Holding AG	0	2,009	2,009	0	645,847	645,847
Compagnie Financiere Richemont SA	36,113	13,369	49,482	2,335,755	864,695	3,200,450
Credit Suisse Group	104,350	41,300	145,650	4,749,663	1,879,838	6,629,501
GAM Holding AG(a)	33,631	12,625	46,256	662,869	248,839	911,708

14

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Givaudan SA(a)	3,301	1,282	4,583	$3,673,006	$1,426,475	$5,099,481
Holcim, Ltd.	47,285	18,810	66,095	4,120,038	1,638,954	5,758,992
Huber & Suhner AG	0	7,752	7,752	0	576,247	576,247
Kaba Holding AG	0	1,199	1,199	0	535,738	535,738
Nestle SA	164,676	58,718	223,394	10,221,163	3,644,528	13,865,691
Novartis AG	80,350	31,950	112,300	4,764,764	1,894,639	6,659,403
Roche Holding AG	43,593	16,593	60,186	7,076,011	2,693,374	9,769,385
Sika AG	0	265	265	0	676,902	676,902
Swatch Group AG	2,304	864	3,168	1,134,571	425,464	1,560,035
UBS AG(a)	122,792	46,526	169,318	2,457,373	931,101	3,388,474
Zehnder Group AG	0	162	162	0	511,283	511,283
Zurich Financial Services AG(a)	16,250	6,200	22,450	4,569,152	1,743,307	6,312,459

Total Switzerland				53,116,600	23,708,063	76,824,663

Taiwan (0.3%)
Taiwan Mobile Company, Ltd.	0	209,000	209,000	0	539,734	539,734
Taiwan Semiconductor Manufacturing Company, Ltd.	0	622,362	622,362	0	1,609,728	1,609,728

Total Taiwan				0	2,149,462	2,149,462

Thailand (1.5%)
Bangkok Bank pcl	233,025	86,825	319,850	1,329,918	495,526	1,825,444
PTT Exploration & Production pcl	0	155,000	155,000	0	961,974	961,974
PTT pcl	422,100	164,850	586,950	5,312,637	2,074,836	7,387,473
Siam Cement pcl	0	77,400	77,400	0	1,074,090	1,074,090
Siam Commercial Bank pcl	0	116,200	116,200	0	452,231	452,231

Total Thailand				6,642,555	5,058,657	11,701,212

Turkey (0.3%)
Akbank TAS	0	262,258	262,258	0	1,363,362	1,363,362
BIM Birlesik Magazalar AS	0	21,000	21,000	0	731,602	731,602

Total Turkey				0	2,094,964	2,094,964

United Kingdom (15.5%)
Aegis Group plc		219,007	219,007		513,150	513,150
AMEC plc	40,900	15,163	56,063	821,040	304,387	1,125,427
Anglo American plc	25,405	9,615	35,020	1,331,651	503,989	1,835,640
ARM Holdings plc	212,363	78,292	290,655	2,200,956	811,427	3,012,383
AstraZeneca plc	13,034	4,857	17,891	646,693	240,984	887,677
Babcock International Group plc	0	58,736	58,736	0	629,153	629,153
BAE Systems plc	1,122,161	438,186	1,560,347	6,159,609	2,405,229	8,564,838
BG Group plc	187,477	69,479	256,956	4,827,619	1,789,116	6,616,735
BHP Billiton plc	77,298	28,545	105,843	3,268,026	1,206,833	4,474,859
British American Tobacco plc	57,645	21,605	79,250	2,518,818	944,038	3,462,856
BT Group plc	231,323	87,145	318,468	759,421	286,092	1,045,513
Burberry Group plc	72,138	27,075	99,213	1,565,263	587,478	2,152,741
Carillion plc	151,026	145,613	296,639	991,166	955,642	1,946,808
Centrica plc	456,640	169,290	625,930	2,452,219	909,111	3,361,330
Croda International plc	43,568	16,210	59,778	1,368,837	509,292	1,878,129
Diageo plc	30,010	11,222	41,232	610,476	228,283	838,759
GlaxoSmithKline plc	107,500	42,650	150,150	2,348,248	931,654	3,279,902
Halma plc	0	91,418	91,418	0	570,908	570,908
HSBC Holdings plc	505,002	189,718	694,720	5,508,291	2,069,344	7,577,635
HSBC Holdings plc ADR	86,850	34,350	121,200	4,730,720	1,871,045	6,601,765
IMI plc	50,765	18,887	69,652	929,007	345,635	1,274,642
Imperial Tobacco Group plc	80,160	29,609	109,769	2,827,317	1,044,337	3,871,654
Intermediate Capital Group plc	0	104,491	104,491	0	577,833	577,833

15

Common Stock (94.4%)	Thrivent Partner International Stock Fund Shares	Thrivent Partner Worldwide Allocation Fund Shares	Combined Pro Forma Shares	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
ITV plc(a)	553,129	208,184	761,313	$704,369	$265,107	$969,476
Kingfisher plc	265,933	99,933	365,866	1,221,773	459,121	1,680,894
Legal & General Group plc	428,040	160,388	588,428	880,317	329,858	1,210,175
Pearson plc	186,800	71,750	258,550	3,580,027	1,375,090	4,955,117
Pennon Group plc	63,522	23,263	86,785	701,670	256,965	958,635
Prudential plc	67,891	25,466	93,357	878,297	329,450	1,207,747
Rio Tinto plc	55,252	20,389	75,641	4,031,320	1,487,631	5,518,951
Rotork plc	0	18,003	18,003	0	517,309	517,309
Shire plc	52,935	19,698	72,633	1,642,638	611,253	2,253,891
Spirax-Sarco Engineering plc	0	17,079	17,079	0	574,208	574,208
Spirent plc	0	208,740	208,740	0	509,142	509,142
Standard Chartered plc	36,491	53,059	89,550	1,014,111	1,474,547	2,488,658
Tesco plc	870,085	342,105	1,212,190	5,865,770	2,306,336	8,172,106
Ultra Electronics Holdings plc	0	17,212	17,212	0	496,782	496,782
Unilever plc	47,461	17,535	64,996	1,541,773	569,625	2,111,398
Vodafone Group plc	1,827,487	715,800	2,543,287	5,282,527	2,069,089	7,351,616
Whitbread plc	27,689	10,296	37,985	778,400	289,444	1,067,844
William Morrison Supermarkets plc	338,074	126,811	464,885	1,667,783	625,583	2,293,366
WPP plc	440,400	172,000	612,400	5,768,305	2,252,835	8,021,140
Xstrata plc	131,782	51,138	182,920	3,379,954	1,311,591	4,691,545

Total United Kingdom				84,804,411	38,345,926	123,150,337

United States (0.1%)
iShares MSCI EAFE Growth Index Fund	0	11,701	11,701	0	776,244	776,244

Total United States				0	776,244	776,244

Total Common Stock (Cost $397,509,587, Cost $222,958,239, Combined $620,467,826)				476,936,904	271,116,163	748,053,067

Long-Term Fixed Income (3.4%)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
Argentina (0.2%)
Argentina Government International Bond
7.000%, 4/17/2017	0	260,000	260,000	0	234,000	234,000
5.830%, 12/31/2033(b)	0	80,000	80,000	0	31,832	31,832
7.820%, 12/31/2033(c)	0	269,261	269,261	0	291,115	291,115
7.820%, 12/31/2033(c)	0	243,617	243,617	0	263,390	263,390
Zero Coupon, 12/15/2035(c)(d)	0	2,400,000	2,400,000	0	494,430	494,430
Zero Coupon, 12/15/2035	0	150,000	150,000	0	25,088	25,088
2.260%, 12/31/2038(c)(e)	0	50,000	50,000	0	26,289	26,289
Empresa Distribuidora Y Comercializadora Norte SA
9.750%, 10/25/2022(f)	0	20,000	20,000	0	20,600	20,600

Total Argentina				0	1,386,744	1,386,744

Belarus (<0.1%)
Belarus Government International Bond
8.750%, 8/3/2015	0	176,000	176,000	0	164,780	164,780

Total Belarus				0	164,780	164,780

Belize <(0.1%)
Belize Government International Bond
6.000%, 2/20/2029(e)	0	70,000	70,000	0	58,800	58,800

Total Belize				0	58,800	58,800

16

Long-Term Fixed Income (3.4%)	Thrivent Partner International Stock Fund Principal Amount	Thrivent Partner Worldwide Allocation Fund Principal Amount	Combined Pro Forma Principal Amount	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Bermuda (<0.1%)
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
7.748%, 2/2/2021(f)	0	200,000	200,000	$0	$211,000	$211,000

Total Bermuda	0			0	211,000	211,000

Brazil (0.1%)	0
BFF International, Ltd.	0
7.250%, 1/28/2020	0	100,000	100,000	0	110,375	110,375
Brazil Government International Bond	0
4.875%, 1/22/2021	0	580,000	580,000	0	598,850	598,850
8.250%, 1/20/2034	0	20,000	20,000	0	26,600	26,600
5.625%, 1/7/2041	0	150,000	150,000	0	150,000	150,000
Hypermarcas SA
6.500%, 4/20/2021(f)	0	160,000	160,000	0	161,600	161,600
Independencia International, Ltd.
12.000%, 12/30/2016(f)(o)	0	95,246	95,246	0	714	714
Telemar Norte Leste SA
5.500%, 10/23/2020(f)	0	129,000	129,000	0	125,775	125,775

Total Brazil				0	1,173,914	1,173,914

Bulgaria (<0.1%)
Bulgaria Government International Bond
8.250%, 1/15/2015	0	140,000	140,000	0	163,625	163,625

Total Bulgaria				0	163,625	163,625

Canada (<0.1%)
PTTEP Canada International Finance, Ltd.
5.692%, 4/5/2021(i)	0	200,000	200,000	0	203,166	203,166

Total Canada				0	203,166	203,166

Cayman Islands (<0.1%)
Country Garden Holdings Company
2.500%, 2/22/2013(n)	0	300,000	300,000	0	51,966	51,966
Evergrande Real Estate Group, Ltd.
7.500%, 1/19/2014(n)	0	1,000,000	1,000,000	0	151,694	151,694
TGI International, Ltd.
9.500%, 10/3/2017	0	130,000	130,000	0	146,250	146,250

Total Cayman Islands				0	349,910	349,910

Chile (0.1%)
Banco Central de Chile
6.000%, 5/1/2015(g)	0	105,000,001	105,000,001	0	235,376	235,376
Banco del Estado de Chile
4.125%, 10/7/2020	0	100,000	100,000	0	93,302	93,302
4.125%, 10/7/2020(f)	0	100,000	100,000	0	93,792	93,792
Chile Government International Bond
3.875%, 8/5/2020	0	100,000	100,000	0	98,250	98,250
Corporacion Nacional del Cobre de Chile — Codelco
3.750%, 11/4/2020(f)	0	100,000	100,000	0	94,350	94,350
6.150%, 10/24/2036	0	110,000	110,000	0	121,035	121,035
E-CL SA
5.625%, 1/15/2021(f)	0	120,000	120,000	0	121,492	121,492

Total Chile				0	857,597	857,597

17

Long-Term Fixed Income (3.4%)	Thrivent Partner International Stock Fund Principal Amount	Thrivent Partner Worldwide Allocation Fund Principal Amount	Combined Pro Forma Principal Amount	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
China (<0.1%)
Sinochem Overseas Capital Company, Ltd.
6.300%, 11/12/2040(f)	0	70,000	70,000	$0	$68,001	$68,001

Total China				0	68,001	68,001

Colombia (0.3%)
Colombia Government International Bond
8.250%, 12/22/2014	0	20,000	20,000	0	23,820	23,820
7.375%, 1/27/2017	0	600,000	600,000	0	716,400	716,400
7.375%, 3/18/2019	0	540,000	540,000	0	656,100	656,100
7.375%, 9/18/2037	0	500,000	500,000	0	610,000	610,000
6.125%, 1/18/2041	0	100,000	100,000	0	105,000	105,000

Total Colombia				0	2,111,320	2,111,320

Costa Rica (<0.1%)
Costa Rica Government International Bond
9.995%, 8/1/2020	0	123,000	123,000	0	167,895	167,895

Total Costa Rica				0	167,895	167,895

Croatia (<0.1%)
Croatia Government International Bond
6.625%, 7/14/2020	0	120,000	120,000	0	125,940	125,940
6.375%, 3/24/2021(i)	0	200,000	200,000	0	203,430	203,430

Total Croatia				0	329,370	329,370

Dominican Republic (0.1%)
Dominican Republic Government International Bond
9.040%, 1/23/2018	0	87,438	87,438	0	99,024	99,024
7.500%, 5/6/2021	0	240,000	240,000	0	251,280	251,280
8.625%, 4/20/2027	0	100,000	100,000	0	108,200	108,200

Total Dominican Republic				0	458,504	458,504

El Salvador (<0.1%)
El Salvador Government International Bond
7.650%, 6/15/2035	0	180,000	180,000	0	181,980	181,980

Total El Salvador				0	181,980	181,980

Gabon (<0.1%)
Gabon Government International Bond
8.200%, 12/12/2017	0	135,000	135,000	0	156,094	156,094

Total Gabon				0	156,094	156,094

Georgia (<0.1%)
Georgia Government International Bond
6.875%, 4/12/2021(f)	0	200,000	200,000	0	198,000	198,000

Total Georgia				0	198,000	198,000

Ghana (<0.1%)
Ghana Government International Bond
8.500%, 10/4/2017	0	100,000	100,000	0	112,000	112,000

Total Ghana				0	112,000	112,000

Hungary (0.1%)
Hungary Government International Bond
6.375%, 3/29/2021	0	430,000	430,000	0	447,200	447,200

Total Hungary				0	447,200	447,200

18

Long-Term Fixed Income (3.4%)	Thrivent Partner International Stock Fund Principal Amount	Thrivent Partner Worldwide Allocation Fund Principal Amount	Combined Pro Forma Principal Amount	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Indonesia (0.3%)
Indonesia Government International Bond
6.750%, 3/10/2014	0	100,000	100,000	$0	$110,369	$110,369
6.875%, 1/17/2018	0	300,000	300,000	0	343,875	343,875
11.625%, 3/4/2019	0	470,000	470,000	0	685,024	685,024
5.875%, 3/13/2020	0	230,000	230,000	0	250,700	250,700
4.875%, 5/5/2021(f)	0	200,000	200,000	0	200,000	200,000
8.500%, 10/12/2035	0	190,000	190,000	0	249,850	249,850
7.750%, 1/17/2038	0	400,000	400,000	0	488,000	488,000

Total Indonesia				0	2,327,818	2,327,818

Iraq (<0.1%)
Iraq Government International Bond
5.800%, 1/15/2028	0	250,000	250,000	0	227,500	227,500

Total Iraq				0	227,500	227,500

Ireland (<0.1%)
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
9.125%, 4/30/2018	0	100,000	100,000	0	114,625	114,625

Total Ireland				0	114,625	114,625

Ivory Coast (<0.1%)
Ivory Coast Government International Bond
2.500%, 12/31/2032(o)	0	367,000	367,000	0	201,850	201,850

Total Ivory Coast				0	201,850	201,850

Kazakhstan (0.1%)
Halyk Savings Bank of Kazakhstan JSC
7.250%, 5/3/2017	0	140,000	140,000	0	144,375	144,375
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
6.250%, 5/20/2015	0	100,000	100,000	0	106,250	106,250
KazMunayGas National Company
11.750%, 1/23/2015	0	340,000	340,000	0	425,000	425,000
6.375%, 4/9/2021(f)	0	200,000	200,000	0	208,500	208,500

Total Kazakhstan				0	884,125	884,125

Lebanon (0.1%)
Lebanon Government International Bond
9.000%, 3/20/2017	0	60,000	60,000	0	69,768	69,768
4.000%, 12/31/2017	0	161,000	161,000	0	154,963	154,963
6.375%, 3/9/2020	0	185,000	185,000	0	188,006	188,006
8.250%, 4/12/2021	0	10,000	10,000	0	11,425	11,425

Total Lebanon				0	424,162	424,162

Lithuania (<0.1%)
Lithuania Government International Bond
6.125%, 3/9/2021(f)	0	350,000	350,000	0	364,000	364,000

Total Lithuania				0	364,000	364,000

Luxembourg (0.1%)
Alrosa Finance SA
7.750%, 11/3/2020	0	200,000	200,000	0	215,500	215,500
Gazprom Via Gaz Capital SA
9.250%, 4/23/2019	0	620,000	620,000	0	773,450	773,450
Gazprom Via Gazprom International, Ltd.
7.201%, 2/1/2020	0	82,803	82,803	0	89,685	89,685

19

Long-Term Fixed Income (3.4%)	Thrivent Partner International Stock Fund Principal Amount	Thrivent Partner Worldwide Allocation Fund Principal Amount	Combined Pro Forma Principal Amount	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
TNK-BP Finance SA
7.250%, 2/2/2020	0	100,000	100,000	$0	$109,750	$109,750

Total Luxembourg				0	1,188,385	1,188,385

Malaysia (<0.1%)
Malaysia Government International Bond
7.500%, 7/15/2011	0	210,000	210,000	0	212,317	212,317
Petronas Capital, Ltd.
5.250%, 8/12/2019	0	120,000	120,000	0	127,621	127,621

Total Malaysia				0	339,938	339,938

Mexico (0.2%)
Cemex Finance, LLC
9.500%, 12/14/2016	0	150,000	150,000	0	159,750	159,750
Cemex SAB de CV
5.301%, 9/30/2015(d)(i)	0	150,000	150,000	0	148,725	148,725
Mexico Government International Bond
7.500%, 1/14/2012	0	30,000	30,000	0	31,275	31,275
5.875%, 1/15/2014	0	20,000	20,000	0	22,050	22,050
6.625%, 3/3/2015	0	10,000	10,000	0	11,485	11,485
5.950%, 3/19/2019	0	130,000	130,000	0	146,055	146,055
8.300%, 8/15/2031	0	30,000	30,000	0	39,960	39,960
6.750%, 9/27/2034	0	250,000	250,000	0	285,000	285,000
6.050%, 1/11/2040	0	70,000	70,000	0	72,625	72,625
5.750%, 10/12/2110	0	70,000	70,000	0	63,700	63,700
Pemex Project Funding Master Trust
5.750%, 3/1/2018	0	243,000	243,000	0	260,265	260,265
6.625%, 6/15/2035	0	350,000	350,000	0	355,302	355,302
Petroleos Mexicanos
8.000%, 5/3/2019	0	140,000	140,000	0	169,260	169,260
5.500%, 1/21/2021	0	80,000	80,000	0	81,960	81,960

Total Mexico				0	1,847,412	1,847,412

Nigeria (<0.1%)
Nigeria Government International Bond
6.750%, 1/28/2021	0	200,000	200,000	0	206,950	206,950

Total Nigeria				0	206,950	206,950

Pakistan (<0.1%)
Pakistan Government International Bond
6.875%, 6/1/2017	0	100,000	100,000	0	87,500	87,500

Total Pakistan				0	87,500	87,500

Panama (<0.1%)
Panama Government International Bond
7.250%, 3/15/2015	0	12,000	12,000	0	14,052	14,052
8.875%, 9/30/2027	0	61,000	61,000	0	83,845	83,845
9.375%, 4/1/2029	0	50,000	50,000	0	72,025	72,025

Total Panama				0	169,922	169,922

Peru (0.1%)
Peru Government International Bond
5.625%, 11/18/2050	0	150,000	150,000	0	132,000	132,000
7.350%, 7/21/2025	0	200,000	200,000	0	232,000	232,000
8.750%, 11/21/2033	0	405,000	405,000	0	520,628	520,628

Total Peru				0	884,628	884,628

20

Long-Term Fixed Income (3.4%)	Thrivent Partner International Stock Fund Principal Amount	Thrivent Partner Worldwide Allocation Fund Principal Amount	Combined Pro Forma Principal Amount	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
Philippines (0.1%)
Energy Development Corporation
6.500%, 1/20/2021	0	100,000	100,000	$0	$102,156	$102,156
Philippines Government International Bond
9.500%, 10/21/2024	0	30,000	30,000	0	41,250	41,250
9.500%, 2/2/2030	0	284,000	284,000	0	401,860	401,860
6.375%, 10/23/2034	0	512,000	512,000	0	547,200	547,200

Total Philippines				0	1,092,466	1,092,466

Qatar (0.1%)
Qatar Government International Bond
4.000%, 1/20/2015	0	270,000	270,000	0	281,745	281,745
Ras Laffan Liquefied Natural Gas Company, Ltd. II
5.298%, 9/30/2020	0	276,510	276,510	0	291,303	291,303

Total Qatar				0	573,048	573,048

Romania (<0.1%)
Romania Government International Bond
5.000%, 3/18/2015(c)	0	10,000	10,000	0	14,868	14,868
6.500%, 6/18/2018(c)	0	36,000	36,000	0	55,650	55,650

Total Romania				0	70,518	70,518

Russia (0.2%)
Russia Government International Bond
3.625%, 4/29/2015	0	200,000	200,000	0	202,400	202,400
7.500%, 3/31/2030	0	1,128,825	1,128,825	0	1,315,791	1,315,791

Total Russia				0	1,518,191	1,518,191

Serbia (<0.1%)
Serbia Government International Bond
6.750%, 11/1/2024	0	93,333	93,333	0	94,267	94,267

Total Serbia				0	94,267	94,267

South Africa (<0.1%)
Peermont Global Proprietary, Ltd.
7.750%, 4/30/2014(c)	0	120,000	120,000	0	159,953	159,953

Total South Africa				0	159,953	159,953

South Korea (<0.1%)
South Korea Government International Bond
7.125%, 4/16/2019	0	100,000	100,000	0	118,502	118,502

Total South Korea				0	118,502	118,502

Turkey (0.2%)
Akbank TAS
5.125%, 7/22/2015	0	210,000	210,000	0	212,100	212,100
Turkey Government International Bond
5.625%, 3/30/2021	0	972,000	972,000	0	1,008,936	1,008,936
7.250%, 3/5/2038	0	210,000	210,000	0	239,925	239,925
Turkiye Garanti Bankasi AS
6.250%, 4/20/2021(f)	0	200,000	200,000	0	198,500	198,500

Total Turkey				0	1,659,461	1,659,461

Ukraine (0.1%)
Ukraine Government International Bond
6.580%, 11/21/2016	0	100,000	100,000	0	101,625	101,625
7.750%, 9/23/2020	0	440,000	440,000	0	458,700	458,700
7.950%, 2/23/2021(f)	0	400,000	400,000	0	417,000	417,000

Total Ukraine				0	977,325	977,325

21

Long-Term Fixed Income (3.4%)	Thrivent Partner International Stock Fund Principal Amount	Thrivent Partner Worldwide Allocation Fund Principal Amount	Combined Pro Forma Principal Amount	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
United Arab Emirates (<0.1%)
Dolphin Energy, Ltd.
5.888%, 6/15/2019	0	92,290	92,290	$0	$99,073	$99,073

Total United Arab Emirates				0	99,073	99,073

United States (<0.1%)
HSBC Bank USA
5.910%, 8/15/2040(k)(j)	0	290,000	290,000	0	375,566	375,566

Total United States				0	375,566	375,566

Uruguay (0.1%)
Uruguay Government International Bond
8.000%, 11/18/2022	0	140,000	140,000	0	175,350	175,350
7.625%, 3/21/2036	0	272,000	272,000	0	327,080	327,080

Total Uruguay				0	502,430	502,430

Venezuela (0.2%)
Petroleos de Venezuela SA
5.250%, 4/12/2017	0	148,400	148,400	0	91,266	91,266
8.500%, 11/2/2017(f)	0	280,000	280,000	0	203,000	203,000
5.375%, 4/12/2027	0	300,000	300,000	0	142,950	142,950
5.500%, 4/12/2037	0	30,000	30,000	0	13,950	13,950
Venezuela Government International Bond
13.625%, 8/15/2018	0	80,000	80,000	0	78,000	78,000
7.750%, 10/13/2019	0	90,000	90,000	0	62,100	62,100
6.000%, 12/9/2020	0	292,000	292,000	0	175,346	175,346
9.000%, 5/7/2023	0	270,000	270,000	0	184,545	184,545
8.250%, 10/13/2024	0	300,000	300,000	0	192,000	192,000
7.650%, 4/21/2025	0	320,000	320,000	0	196,000	196,000
7.000%, 3/31/2038	0	30,000	30,000	0	17,025	17,025

Total Venezuela				0	1,356,182	1,356,182

Total Long-Term Fixed Income (Cost $0, Cost $25,967,648, Combined $25,967,648)				0	26,665,697	26,665,697

Collateral Held for Securities Loaned (8.5%)	Shares	Shares	Shares	Value	Value	Value
Thrivent Financial Securities Lending Trust	67,140,483	0	67,140,483	67,140,483	0	67,140,483

Total Collateral Held for Securities Loaned (Cost $67,140,483, Cost $0, Combined $67,140,483)				67,140,483	0	67,140,483

Short-Term Investments (1.6%)(l)	Principal Amount	Principal Amount	Principal Amount	Value	Value	Value
Alpine Securitization Corporation
0.090%, 5/2/2011	1,800,000	1,825,000	3,625,000	1,799,991	1,824,991	3,624,982
Barton Capital Corporation
0.090%, 5/2/2011	1,605,000	1,665,000	3,270,000	1,604,992	1,664,992	3,269,984
Federal Home Loan Bank Discount Notes
0.040%, 5/6/2011	0	2,000,000	2,000,000	0	1,999,987	1,999,987
Federal Home Loan Mortgage Corporation Discount Notes
0.025%, 5/9/2011	0	3,000,000	3,000,000	0	2,999,980	2,999,980
0.160%, 8/29/2011(m)		400,000	400,000		399,789	399,789

22

Short-Term Investments (1.6%)(l)	Thrivent Partner International Stock Fund Principal Amount	Thrivent Partner Worldwide Allocation Fund Principal Amount	Combined Pro Forma Principal Amount	Thrivent Partner International Stock Fund Value	Thrivent Partner Worldwide Allocation Fund Value	Combined Pro Forma Value
U.S. Treasury Bills	0
0.227%, 10/20/2011(q)	0	200,000	200,000	$0	$199,783	$199,783

Total Short-Term Investments (at amortized cost)				3,404,983	9,089,522	12,494,505

Total Investments (Cost $468,055,053, Cost $258,015,409, Combined $726,070,462) 107.8%				$547,482,370	$306,871,382	$854,353,752

Other Assets and Liabilities, Net(-7.8%)				(65,282,355)	3,727,975	(61,554,380)

Total Net Assets 100.0%				$482,200,015	$310,599,357	$792,799,372

^	As of the date of the Combined Pro Forma Schedule of Investments, the securities held by the Target Fund are consistent with the investment objectives, strategies and policies of the Acquiring Fund. It is anticipated, however, that certain portfolio securities of the Target Fund will be sold prior to and after the Reorganization. As of July 29, 2011, the investment adviser to the Target Fund has not yet determined which portfolio securities of the Target Fund it may sell, in contemplation of the Reorganization, prior to and after the Reorganization.
(a)	Non-income producing security.
(b)	Principal amount is displayed in Argentine Pesos.
(c)	Principal amount is displayed in Euros.
(d)	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 29, 2011.
(e)	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 29, 2011.
(f)	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers.
(g)	Principal amount is displayed in Chilean Pesos.
(h)	Denotes investments purchased on a when-issued or delayed delivery basis.
(i)	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities owned as of April 29, 2011

Security	Acquisition Date	Amortized Cost
Cemex SAB de CV	3/29/2011	$148,502
Croatia Government International Bond	3/16/2011	$196,500
PTTEP Canada International Finance, Ltd.	3/29/2011	$200,000

(j)	Principal amount is displayed in Brazilian Real. Security is linked to the Brazilian Government Bonds due August 15, 2040.
(k)	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
(l)	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
(m)	At April 29, 2011, $399,789 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
(n)	Principal amount is displayed in Chinese Yuan.
(o)	Defaulted security. Interest is not being accrued.
(p)	All or a portion of the security is on loan as discussed in item 2(H) of the Notes to Financial Statements.
(q)	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR — American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

23

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Partner International Stock Fund’s assets carried at fair value.

Investments in Securities	Partner International Stock Fund Total	Partner International Stock Fund Level 1	Partner International Stock Fund Level 2	Partner International Stock Fund Level 3
Common Stock
Consumer Discretionary	71,940,946	—	71,940,946	—
Consumer Staples	42,148,909	—	42,148,909	—
Energy	36,197,080	1,885,165	34,311,915	—
Financials	83,872,702	4,730,720	79,141,982	—
Health Care	33,020,095	2,291,073	30,729,022	—
Industrials	72,402,399	—	72,402,399	—
Information Technology	28,844,728	—	28,844,728	—
Materials	73,896,225	—	73,896,225	—
Telecommunications Services	21,506,056	3,119,207	18,386,849	—
Utilities	13,107,764	—	13,107,764	—
Collateral Held for Securities Loaned	67,140,483	67,140,483	—	—
Short-Term Investments	3,404,983	—	3,404,983	—

Total	$547,482,370	$79,166,648	$468,315,722	$—

Other Financial Instruments	Partner International Stock Fund Total	Partner International Stock Fund Level 1	Partner International Stock Fund Level 2	Partner International Stock Fund Level 3
Asset Derivatives
Foreign Currency Forward Contracts	1,880	—	1,880	—

Total Asset Derivatives	$1,880	$—	$1,880	$—

Liability Derivatives
Foreign Currency Forward Contracts	1,072	—	1,072	—

Total Liability Derivatives	$1,072	$—	$1,072	$—

24

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Partner Worldwide Allocation Fund Total	Partner Worldwide Allocation Fund Level 1	Partner Worldwide Allocation Fund Level 2	Partner Worldwide Allocation Fund Level 3
Common Stock
Consumer Discretionary	41,743,784	—	41,143,006	600,778
Consumer Staples	21,572,881	1,383,801	20,189,080	—
Energy	22,110,933	4,557,347	17,553,586	—
Financials	48,558,485	4,966,545	43,591,610	330
Health Care	17,149,083	905,454	16,243,629	—
Industrials	45,147,836	420,036	44,727,800	—
Information Technology	18,699,309	—	18,699,309	—
Materials	38,677,703	1,734,200	36,943,503	—
Telecommunications Services	11,444,428	1,518,693	9,925,735	—
Utilities	6,011,721	—	6,011,721	—

Long-Term Fixed Income
Basic Materials	498,886	—	498,886	—
Capital Goods	148,725	—	148,725	—
Communications Services	451,400	—	451,400	—
Consumer Cyclical	159,953	—	159,953	—
Consumer Non-Cyclical	272,689	—	272,689	—
Energy	3,091,753	—	3,091,753	—
Financials	1,403,701	—	1,028,135	375,566
Foreign Government	19,867,104	—	19,867,104	—
Transportation	146,250	—	146,250	—
Utilities	625,236	—	625,236	—
Short-Term Investments	9,089,522	—	9,089,522	—

Total	$306,871,382	$15,486,076	$290,408,632	$976,674

Other Financial Instruments	Partner Worldwide Allocation Fund Total	Partner Worldwide Allocation Fund Level 1	Partner Worldwide Allocation Fund Level 2	Partner Worldwide Allocation Fund Level 3
Asset Derivatives
Futures Contracts	110,703	110,703	—	—
Foreign Currency Forward Contracts	353,097	—	353,097	—

Total Asset Derivatives	$463,800	$110,703	$353,097	$—

Liability Derivatives
Foreign Currency Forward Contracts	301,230	—	301,230	—

Total Liability Derivatives	$301,230	$—	$301,230	$—

25

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 29, 2011, in valuing the combined assets carried at fair value.

Investments in Securities	Combined Pro Forma Total	Combined Pro Forma Level 1	Combined Pro Forma Level 2	Combined Pro Forma Level 3
Common Stock
Consumer Discretionary	113,684,730	—	113,083,952	600,778
Consumer Staples	63,721,790	1,383,801	62,337,989	—
Energy	58,308,013	6,442,512	51,865,501	—
Financials	132,431,187	9,697,265	122,733,592	330
Health Care	50,169,178	3,196,527	46,972,651	—
Industrials	117,550,235	420,036	117,130,199	—
Information Technology	47,544,037	—	47,544,037	—
Materials	112,573,928	1,734,200	110,839,728	—
Telecommunications Services	32,950,484	4,637,900	28,312,584	—
Utilities	19,119,485	—	19,119,485	—

Long-Term Fixed Income
Basic Materials	498,886	—	498,886	—
Capital Goods	148,725	—	148,725	—
Communications Services	451,400	—	451,400	—
Consumer Cyclical	159,953	—	159,953	—
Consumer Non-Cyclical	272,689	—	272,689	—
Energy	3,091,753	—	3,091,753	—
Financials	1,403,701	—	1,028,135	375,566
Foreign Government	19,867,104	—	19,867,104	—
Transportation	146,250	—	146,250	—
Utilities	625,236	—	625,236	—
Collateral Held for Securities Loaned	67,140,483	67,140,483	—	—
Short-Term Investments	12,494,505	—	12,494,505	—

Total	$854,353,752	$94,652,724	$758,724,354	$976,674

Other Financial Instruments	Combined Pro Forma Total	Combined Pro Forma Level 1	Combined Pro Forma Level 2	Combined Pro Forma Level 3
Asset Derivatives
Futures Contracts	110,703	110,703	—	—
Foreign Currency Forward Contracts	354,977	—	354,977	—

Total Asset Derivatives	$465,680	$110,703	$354,977	$—

Liability Derivatives
Foreign Currency Forward Contracts	302,302	—	302,302	—

Total Liability Derivatives	$302,302	$—	$302,302	$—

26

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value April 29, 2011
Common Stock
Consumer Discretionary	—	—	(4,545)	169,345	—	435,978	—	600,778
Financials	—	—	(2,970)	3,300	—	—	—	330

Long-Term Fixed Income
Basic Materials	99,620	—	(5,270)	—	—	—	(94,350)	—
Energy	196,778	—	6,222	—	—	—	(203,000)	—
Financials	338,644	—	36,922	—	—	—	—	375,566

Total	$635,042	$0	$30,359	$172,645	$0	$435,978	$(297,350)	$976,674

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on April 29,2011 of $74,934.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	6	June 2011	$1,307,283	$1,314,750	$7,467
5-Yr. U.S. Treasury Bond Futures	1	June 2011	117,814	118,469	655
10-Yr. U.S. Treasury Bond Futures	3	June 2011	357,239	363,422	6,183
20-Yr. U.S. Treasury Bond Futures	6	June 2011	720,244	734,250	14,006
E-Mini MSCI EAFE Index Futures	23	June 2011	1,985,259	2,066,779	81,520
Ultra Long Term U.S. Treasury Bond Futures	2	June 2011	250,878	251,750	872

Total Futures Contracts					$110,703

Partner International Stock Fund

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Euro	SSB	789,804	5/2/2011	$1,168,515	$1,169,733	$1,218
Japanese Yen	SSB	11,798,104	5/2/2011 - 5/9/2011	144,788	145,449	661

Total Purchases				$1,313,303	$1,315,182	$1,879

Sales
British Pound	SSB	6,196	5/3/2011	$10,311	$10,350	$(39)
Euro	SSB	457,722	5/2/2011	677,200	677,906	(706)
Japanese Yen	SSB	1,890,504	5/2/2011	22,980	23,306	(326)

Total Sales				$710,491	$711,562	$(1,071)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$808

27

Partner Worldwide Allocation Fund

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	BB	235,933	7/14/2011	$142,000	$148,764	$6,764
Chinese Yuan	CITI	10,514,741	7/7/2011	1,610,423	1,630,272	19,849
Euro	CITI	398,000	6/15/2011	574,180	588,636	14,456
Euro	BB	72,000	6/15/2011	100,231	106,487	6,256
Euro	RBC	301,000	6/15/2011	423,210	445,174	21,964
Euro	DB	424,000	6/15/2011	612,430	627,090	14,660
Euro	SSB	425,350	5/2/2011 - 5/4/2011	629,501	629,961	460
Euro	UBS	99,000	6/15/2011	140,427	146,419	5,992
Hong Kong Dollar	SSB	211,196	5/3/2011	27,194	27,194	—
Hungarian Forint	BOA	27,002,250	6/15/2011	141,128	150,584	9,456
Indian Rupee	CITI	12,729,340	7/14/2011	283,252	283,484	232
Indian Rupee	HSBC	12,841,010	7/14/2011	283,000	285,971	2,971
Indian Rupee	DB	6,463,440	7/14/2011	141,000	143,942	2,942
Indian Rupee	MSC	12,721,020	7/14/2011	281,190	283,299	2,109
Israeli Shekel	JPM	1,000,000	6/15/2011	281,120	295,353	14,233
Israeli Shekel	MSC	494,594	6/15/2011	143,000	146,080	3,080
Israeli Shekel	CITI	500,167	6/15/2011	142,000	147,726	5,726
Japanese Yen	UBS	5,707,724	6/15/2011	69,851	70,393	542
Japanese Yen	SSB	4,676,797	5/2/2011 - 5/9/2011	57,392	57,656	264
Malaysian Ringgit	CITI	858,887	7/14/2011	282,000	288,439	6,439
Malaysian Ringgit	BB	860,179	7/14/2011	283,000	288,873	5,873
Malaysian Ringgit	MSC	433,168	5/16/2011	143,000	146,080	3,080
Mexican Peso	BB	1,695,144	6/15/2011	141,000	146,627	5,627
Mexican Peso	HSBC	1,703,290	6/15/2011	142,000	147,332	5,332
Mexican Peso	DB	6,433,424	5/31/2011	533,783	557,238	23,455
Philippines Peso	JPM	208,080	7/14/2011	4,793	4,843	50
Philippines Peso	DB	12,237,954	7/14/2011	282,000	284,827	2,827
Philippines Peso	CITI	6,146,608	7/14/2011	141,987	143,057	1,070
Polish Zloty	CITI	845,047	6/15/2011	299,390	317,207	17,817
Russian Ruble	UBS	8,075,070	7/14/2011	282,000	292,810	10,810
Russian Ruble	BB	8,032,248	7/14/2011	283,000	291,257	8,257
Singapore Dollar	MSC	355,393	6/15/2011	277,857	290,404	12,547
Singapore Dollar	CITI	730,580	6/15/2011	584,000	596,984	12,984
Singapore Dollar	HSBC	357,431	6/15/2011	282,000	292,070	10,070
South African Rand	HSBC	1,031,175	6/15/2011	150,000	156,192	6,192
South African Rand	JPM	975,049	6/15/2011	142,000	147,690	5,690
South African Rand	CITI	1,972,316	6/15/2011	282,000	298,746	16,746
South African Rand	BB	1,965,376	6/15/2011	283,000	297,695	14,695
South African Rand	DB	40,251	6/15/2011	5,727	6,097	370
South Korea Won	RBS	318,448,499	7/14/2011	282,000	296,515	14,515
South Korea Won	CITI	742,672,998	7/14/2011	675,281	691,519	16,238
Taiwan Dollar	UBS	8,711,250	5/31/2011	303,000	304,546	1,546
Taiwan Dollar	BOA	8,711,250	5/31/2011	303,000	304,546	1,546
Turkish Lira	RBC	448,511	6/15/2011	282,000	292,588	10,588
Turkish Lira	CITI	221,756	6/15/2011	141,000	144,664	3,664

Total Purchases				$12,893,347	$13,243,331	$349,984

28

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Brazilian Real	CITI	347,225	7/14/2011	$215,000	$218,938	$(3,938)
Brazilian Real	UBS	123,706	7/14/2011	75,316	78,001	(2,685)
Brazilian Real	DB	344,000	7/14/2011	215,000	216,905	(1,905)
British Pound	SSB	2,069	5/3/2011	3,443	3,456	(13)
Chilean Peso	CITI	105,140,913	7/14/2011	218,998	226,351	(7,353)
Chinese Yuan	DB	744,477	7/7/2011	114,000	115,429	(1,429)
Euro	SSB	237,541	5/2/2011 - 5/3/2011	351,525	351,808	(283)
Euro	SSB	100,000	6/15/2011	141,029	147,897	(6,868)
Euro	JPM	546,682	5/12/2011	770,261	809,348	(39,087)
Euro	WBC	400,000	6/15/2011	564,704	591,593	(26,889)
Euro	BOA	99,000	6/15/2011	141,128	146,419	(5,291)
Euro	UBS	147,000	6/15/2011	203,042	217,411	(14,369)
Euro	RBC	301,000	6/15/2011	423,779	445,174	(21,395)
Euro	CITI	711,305	6/15/2011	992,689	1,052,008	(59,319)
Hungarian Forint	UBS	27,005,715	6/15/2011	140,427	150,603	(10,176)
Indian Rupee	CITI	13,601,670	7/14/2011	303,000	302,911	89
Japanese Yen	HSBC	5,796,826	6/15/2011	70,779	71,492	(713)
Japanese Yen	SSB	1,196,114	5/2/2011	14,595	14,746	(151)
Malaysian Ringgit	BB	672,715	6/3/2011	227,000	226,588	412
Mexican Peso	DB	1,730,211	6/15/2011	141,000	149,661	(8,661)
Mexican Peso	MSC	3,390,962	6/15/2011	287,000	293,313	(6,313)
Mexican Peso	ML	3,396,358	6/15/2011	287,000	293,780	(6,780)
Mexican Peso	JPM	96,783	6/15/2011	7,910	8,372	(462)
Philippines Peso	HSBC	6,467,330	7/14/2011	151,000	150,521	479
Polish Zloty	DB	115,396	6/15/2011	38,979	43,317	(4,338)
Polish Zloty	BB	296,615	6/15/2011	100,231	111,341	(11,110)
Russian Ruble	DB	7,936,820	7/14/2011	277,628	287,797	(10,169)
Russian Ruble	JPM	8,226,036	7/14/2011	287,332	298,284	(10,952)
Singapore Dollar	WBC	373,540	6/15/2011	303,000	305,233	(2,233)
Singapore Dollar	CITI	373,375	6/15/2011	303,000	305,098	(2,098)
Singapore Dollar	DB	335,530	6/15/2011	273,028	274,174	(1,146)
Singapore Dollar	HSBC	360,958	6/15/2011	282,000	294,951	(12,951)
South African Rand	HSBC	1,970,701	6/15/2011	282,000	298,502	(16,502)
South African Rand	SSB	506,041	6/15/2011	76,000	76,650	(650)
South African Rand	RBC	958,901	6/15/2011	143,000	145,245	(2,245)
South African Rand	CITI	968,371	6/15/2011	144,000	146,679	(2,679)
Turkish Lira	CITI	217,217	6/15/2011	143,000	141,703	1,297
Turkish Lira	UBS	231,998	6/15/2011	152,000	151,345	655
Turkish Lira	RBC	220,579	6/15/2011	144,000	143,896	104

Total Sales				$9,008,823	$9,306,940	$(298,117)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$51,867

29

Combined Pro Forma Foreign Currency

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	BB	235,933	7/14/2011	$142,000	$148,764	$6,764
Chinese Yuan	CITI	10,514,741	7/7/2011	1,610,423	1,630,272	19,849
Euro	CITI	398,000	6/15/2011	574,180	588,636	14,456
Euro	BB	72,000	6/15/2011	100,231	106,487	6,256
Euro	RBC	301,000	6/15/2011	423,210	445,174	21,964
Euro	DB	424,000	6/15/2011	612,430	627,090	14,660
Euro	SSB	1,215,154	5/2/2011 - 5/4/2011	1,798,016	1,799,694	1,678
Euro	UBS	99,000	6/15/2011	140,427	146,419	5,992
Hong Kong Dollar	SSB	211,196	5/3/2011	27,194	27,194	—
Hungarian Forint	BOA	27,002,250	6/15/2011	141,128	150,584	9,456
Indian Rupee	CITI	12,729,340	7/14/2011	283,252	283,484	232
Indian Rupee	HSBC	12,841,010	7/14/2011	283,000	285,971	2,971
Indian Rupee	DB	6,463,440	7/14/2011	141,000	143,942	2,942
Indian Rupee	MSC	12,721,020	7/14/2011	281,190	283,299	2,109
Israeli Shekel	JPM	1,000,000	6/15/2011	281,120	295,353	14,233
Israeli Shekel	MSC	494,594	6/15/2011	143,000	146,080	3,080
Israeli Shekel	CITI	500,167	6/15/2011	142,000	147,726	5,726
Japanese Yen	UBS	5,707,724	6/15/2011	69,851	70,393	542
Japanese Yen	SSB	16,474,901	5/2/2011 - 5/9/2011	202,180	203,105	925
Malaysian Ringgit	CITI	858,887	7/14/2011	282,000	288,439	6,439
Malaysian Ringgit	BB	860,179	7/14/2011	283,000	288,873	5,873
Malaysian Ringgit	MSC	433,168	5/16/2011	143,000	146,080	3,080
Mexican Peso	BB	1,695,144	6/15/2011	141,000	146,627	5,627
Mexican Peso	HSBC	1,703,290	6/15/2011	142,000	147,332	5,332
Mexican Peso	DB	6,433,424	5/31/2011	533,783	557,238	23,455
Philippines Peso	JPM	208,080	7/14/2011	4,793	4,843	50
Philippines Peso	DB	12,237,954	7/14/2011	282,000	284,827	2,827
Philippines Peso	CITI	6,146,608	7/14/2011	141,987	143,057	1,070
Polish Zloty	CITI	845,047	6/15/2011	299,390	317,207	17,817
Russian Ruble	UBS	8,075,070	7/14/2011	282,000	292,810	10,810
Russian Ruble	BB	8,032,248	7/14/2011	283,000	291,257	8,257
Singapore Dollar	MSC	355,393	6/15/2011	277,857	290,404	12,547
Singapore Dollar	CITI	730,580	6/15/2011	584,000	596,984	12,984
Singapore Dollar	HSBC	357,431	6/15/2011	282,000	292,070	10,070
South African Rand	HSBC	1,031,175	6/15/2011	150,000	156,192	6,192
South African Rand	JPM	975,049	6/15/2011	142,000	147,690	5,690
South African Rand	CITI	1,972,316	6/15/2011	282,000	298,746	16,746
South African Rand	BB	1,965,376	6/15/2011	283,000	297,695	14,695
South African Rand	DB	40,251	6/15/2011	5,727	6,097	370
South Korea Won	RBS	318,448,499	7/14/2011	282,000	296,515	14,515
South Korea Won	CITI	742,672,998	7/14/2011	675,281	691,519	16,238
Taiwan Dollar	UBS	8,711,250	5/31/2011	303,000	304,546	1,546
Taiwan Dollar	BOA	8,711,250	5/31/2011	303,000	304,546	1,546
Turkish Lira	RBC	448,511	6/15/2011	282,000	292,588	10,588
Turkish Lira	CITI	221,756	6/15/2011	141,000	144,664	3,664

Total Purchases				$14,206,650	$14,558,513	$351,863

30

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Brazilian Real	CITI	347,225	7/14/2011	$215,000	$218,938	$(3,938)
Brazilian Real	UBS	123,706	7/14/2011	75,316	78,001	(2,685)
Brazilian Real	DB	344,000	7/14/2011	215,000	216,905	(1,905)
British Pound	SSB	8,265	5/3/2011	13,754	13,806	(52)
Chilean Peso	CITI	105,140,913	7/14/2011	218,998	226,351	(7,353)
Chinese Yuan	DB	744,477	7/7/2011	114,000	115,429	(1,429)
Euro	SSB	695,263	5/2/2011 - 5/3/2011	1,028,725	1,029,714	(989)
Euro	SSB	100,000	6/15/2011	141,029	147,897	(6,868)
Euro	JPM	546,682	5/12/2011	770,261	809,348	(39,087)
Euro	WBC	400,000	6/15/2011	564,704	591,593	(26,889)
Euro	BOA	99,000	6/15/2011	141,128	146,419	(5,291)
Euro	UBS	147,000	6/15/2011	203,042	217,411	(14,369)
Euro	RBC	301,000	6/15/2011	423,779	445,174	(21,395)
Euro	CITI	711,305	6/15/2011	992,689	1,052,008	(59,319)
Hungarian Forint	UBS	27,005,715	6/15/2011	140,427	150,603	(10,176)
Indian Rupee	CITI	13,601,670	7/14/2011	303,000	302,911	89
Japanese Yen	HSBC	5,796,826	6/15/2011	70,779	71,492	(713)
Japanese Yen	SSB	3,086,618	5/2/2011	37,575	38,052	(477)
Malaysian Ringgit	BB	672,715	6/3/2011	227,000	226,588	412
Mexican Peso	DB	1,730,211	6/15/2011	141,000	149,661	(8,661)
Mexican Peso	MSC	3,390,962	6/15/2011	287,000	293,313	(6,313)
Mexican Peso	ML	3,396,358	6/15/2011	287,000	293,780	(6,780)
Mexican Peso	JPM	96,783	6/15/2011	7,910	8,372	(462)
Philippines Peso	HSBC	6,467,330	7/14/2011	151,000	150,521	479
Polish Zloty	DB	115,396	6/15/2011	38,979	43,317	(4,338)
Polish Zloty	BB	296,615	6/15/2011	100,231	111,341	(11,110)
Russian Ruble	DB	7,936,820	7/14/2011	277,628	287,797	(10,169)
Russian Ruble	JPM	8,226,036	7/14/2011	287,332	298,284	(10,952)
Singapore Dollar	WBC	373,540	6/15/2011	303,000	305,233	(2,233)
Singapore Dollar	CITI	373,375	6/15/2011	303,000	305,098	(2,098)
Singapore Dollar	DB	335,530	6/15/2011	273,028	274,174	(1,146)
Singapore Dollar	HSBC	360,958	6/15/2011	282,000	294,951	(12,951)
South African Rand	HSBC	1,970,701	6/15/2011	282,000	298,502	(16,502)
South African Rand	SSB	506,041	6/15/2011	76,000	76,650	(650)
South African Rand	RBC	958,901	6/15/2011	143,000	145,245	(2,245)
South African Rand	CITI	968,371	6/15/2011	144,000	146,679	(2,679)
Turkish Lira	CITI	217,217	6/15/2011	143,000	141,703	1,297
Turkish Lira	UBS	231,998	6/15/2011	152,000	151,345	655
Turkish Lira	RBC	220,579	6/15/2011	144,000	143,896	104

Total Sales				$9,719,314	$10,018,502	$(299,188)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$52,675

Counterparty

BB — Barclays Bank

CITI — Citibank

31

DB — Deutsche Bank

HSBC — HSBC Securities, Inc.

JPM — J.P. Morgan

MSC — Morgan Stanley & Company

SSB — State Street Bank

UBS — UBS Securities, Ltd.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,880
Total Foreign Exchange Contracts		1,880

Total Asset Derivatives		$1,880

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,072
Total Foreign Exchange Contracts		1,072

Total Liability Derivatives		$1,072

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(184,502)
Total Foreign Exchange Contracts		(184,502)

Total		$(184,502)

32

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,398
Total Foreign Exchange Contracts		1,398

Total		$1,398

The following table presents Partner International Stock Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$5,658,575	1.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$19,253,447	$117,114,517	$69,227,481	67,140,483	$67,140,483	$231,077

Total Value and Income Earned	19,253,447				67,140,483	231,077

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	29,183

Total Interest Rate Contracts		29,183

33

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	353,097

Total Foreign Exchange Contracts		353,097

Equity Contracts
Futures	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	81,520

Total Equity Contracts		81,520

Total Asset Derivatives		$463,800

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	301,230

Total Foreign Exchange Contracts		301,230

Total Liability Derivatives		$301,230

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	510,058

Total Equity Contracts		510,058

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(158,306)

Total Foreign Exchange Contracts		(158,306)

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(128,798)

Total Interest Rate Contracts		(128,798)

Total		$222,954

34

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	29,183

Total Interest Rate Contracts		29,183

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	133,440

Total Foreign Exchange Contracts		133,440

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(58,710)

Total Equity Contracts		(58,710)

Total		$103,913

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$4,935,242	1.8%	N/A	N/A
Interest Rate Contracts	5,348,380	2.0	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$17,976,876	6.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 29, 2011, for the combined Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	29,183

Total Interest Rate Contracts		29,183

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	354,977

Total Foreign Exchange Contracts		354,977

35

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts
Futures	Net Assets — Net unrealized appreciation/(depreciation) on Futures contracts	81,520

Total Equity Contracts		81,520

Total Asset Derivatives		$465,680

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets — Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	302,302

Total Foreign Exchange Contracts		302,302

Total Liability Derivatives		$302,302

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 29, 2011, for the combined Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	510,058

Total Equity Contracts		510,058

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(342,808)

Total Foreign Exchange Contracts		(342,808)

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(128,798)

Total Interest Rate Contracts		(128,798)

Total		$38,452

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 29, 2011, for the combined Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	29,183

Total Interest Rate Contracts		29,183

36

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	134,838

Total Foreign Exchange Contracts		134,838

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(58,710)

Total Equity Contracts		(58,710)

Total		$105,311

The following table presents the combined Fund’s average volume of derivative activity during the period ended April 29, 2011.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$4,935,242	0.7%	N/A	N/A
Interest Rate Contracts	5,348,380	0.7	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$23,635,451	3.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in the combined Fund, is as follows:

Fund	Value October 31, 2010	Gross Purchases	Gross Sales	Shares Held at April 29, 2011	Value April 29, 2011	Income Earned November 1, 2010 - April 29, 2011
Thrivent Financial Securities Lending Trust	$19,253,447	$117,114,517	$69,227,481	67,140,483	$67,140,483	$231,077

Total Value and Income Earned	19,253,447				67,140,483	231,077

37

Reorganization between Thrivent Worldwide Allocation Fund and

Thrivent Partner International Stock Fund.

Notes to Pro Forma Financial Statements April 29, 2011

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, six fixed-income funds, and one money market fund.

(A) Share Classes — As of April 29, 2011, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

(B) Other — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Trustees. As of April 29, 2011, Partner Worldwide Allocation Fund held 2 securities equaling 0.31% of the fund’s net asset value as Level 3 securities.

38

Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts — In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. During the six months ended April 29, 2011, Partner Worldwide Allocation Fund and Partner International Stock Fund engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Expenses and Income — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

39

Assumptions used for the pro forma adjustments are disclosed in the Statement of Operations.

(F) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(G) Futures Contracts — Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended April 29, 2011, Partner Worldwide Allocation Fund engaged in this type of investment.

(H) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the six months ended April 29, 2011, Partner International Stock Fund had securities on loan. As of April 29, 2011, the value of securities on loan was $58,167,890.

(I) When-Issued and Delayed Delivery Transactions — Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(J) Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(K) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

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(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Thrivent Partner Worldwide Allocation Fund*
First $250 million:	0.900%
Over $250 million:	0.850%

Thrivent Partner International Stock Fund
First $50 million:	0.650%
Over $50 million:	0.600%

*	Effective May 31, 2011, an additional breakpoint was added for the Thrivent Partner Worldwide Allocation Fund. For average daily net assets above $1 billion, the annual fee rate is 0.800%.

(B) Sub-Adviser Fees — The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory. Effective May 31, 2011, two additional breakpoints were added. Therefore, the new fee schedule payable for Victory will be equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million.

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The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Fund

The Adviser has entered into subadvisory agreements with Mercator and Principal for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Principal.

(C) Expense Reimbursements — As of April 29, 2011, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

As of April 29, 2011, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Partner Worldwide Allocation	1.30%	1.00%	2/28/2012

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

(D) Distribution Plan — Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% of average net assets.

(E) Sales Charges and Other Fees — For the six months ended April 29, 2011, Thrivent Investment Mgt. received $6,123,437 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the six months ended April 29, 2011, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $2,205,311 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months ended April 29, 2011, Thrivent Investor Services received $7,655,412 for transfer agent services from the Trust. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

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(4) TAX INFORMATION

At October 31, 2010, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Partner Worldwide Allocation	4,557,976	2016
	13,383,870	2017

	$17,941,846

Partner International Stock	54,217,240	2016
	105,432,640	2017

	$159,649,880

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

(5) RELATED PARTY TRANSACTIONS

As of April 29, 2011, related parties held 4,612,472 shares equaling 14.3% of Partner Worldwide Allocation Fund’s outstanding shares.

As of April 29, 2011, retirement plans sponsored by Thrivent Financial for Lutherans held 3,129,829 shares equaling 7.0% of Partner International Stock Fund’s outstanding shares.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [date], 2011 by Thrivent Mutual Funds (the “Trust”), a Massachusetts business trust, on behalf of its series, Thrivent Partner Worldwide Allocation Fund (the “Acquiring Fund”) and Thrivent Partner International Stock Fund (the “Target Fund”).

W I T N E S S E T H:

WHEREAS, the Board of Trustees of the Trust (the “Board”), on behalf of each of the Acquiring Fund and the Target Fund, has determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the shareholders of their respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, full and fractional Class A and Institutional Class shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund having net asset values per share calculated as provided in Section 3(A) hereof, in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Fund described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Fund Shares”) and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur on September     , 2011, or such other date as determined by an officer of the Trust (the “Closing Date”). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1(B) hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A and Institutional Class shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the “Acquiring Fund Prospectus”), copies of which have been delivered to the Target Fund.

B. Delivery of Fund Assets. The Assets shall be delivered to State Street Bank and Trust Company as Custodian for the Acquiring Fund or such other custodian as designated by the Acquiring Fund (collectively the “Custodian”) for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund and the Acquiring Fund, in proportion to their respective declines in total operating expenses, if any.

C. Failure to Deliver Securities. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that any such securities purchased by the Target Fund have not yet been delivered it by the Target Fund’s broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers’ confirmation slips.

D. Shareholder Accounts. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. In the event that the transactions contemplated herein are consummated, the Target Fund shall pay the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Thrivent Asset Management, LLC (or an affiliate thereof).

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of The Commonwealth of Massachusetts and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Fund.

The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A. Organization. The Trust is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization. The Target Fund is a separate series of the Trust duly organized in accordance with the applicable provisions of the Declaration of Trust of the Trust, as amended through the date hereof (the “Declaration of Trust”). The Trust and the Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Trust and the Target Fund have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

B. Registration. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended October 31, 2010, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund’s financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

F. Material Agreements. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the “Target Fund Prospectus”) there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

G. Statement of Earnings. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

H. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

I. Necessary Authority. The Trust on behalf of the Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Target Fund, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Trust on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Trust on behalf of the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

J. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Trust on behalf of the Target Fund does not and will not (i) result in a material violation of any provision of the Trust’s or the Target Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

K. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

v.	any amendment of the Trust’s or the Target Fund’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

L. Title. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

M. Prospectus/Proxy Statement. The Registration Statement on Form N-14 of the Trust (the “Registration Statement”) and the Prospectus/Proxy Statement contained therein (the “Prospectus/Proxy Statement”), as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4(M) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

N. Tax Qualification. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

O. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

P. Target Fund Liabilities. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

A. Organization. The Trust is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is a separate series of the Trust duly organized in accordance with the applicable provisions of the Declaration of Trust. The Trust and the Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Trust and the Acquiring Fund have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

B. Registration. The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended October 31, 2010, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund’s financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Trust on behalf of the Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board on behalf of the Acquiring Fund, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by Trust on behalf of the Acquiring Fund does not and will not (i) result in a material violation of any provision of Trust’s or the Acquiring Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K. Acquiring Fund Shares: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Fund Shares: Authorization. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Fund’s Prospectus furnished to the Target Fund.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

O. Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Trust shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and the Target Fund and Acquiring Fund shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Shareholder Meetings. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each shareholder of the Target Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Fund and Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Target Fund. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of the Assets if, in the reasonable judgment of the Target Fund’s investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code.

G. Distribution of Shares. The Target Fund covenants that at closing it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund’s shareholders and that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund’s transfer agent in the distribution of said shares. The Target Fund covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Goodwin Procter LLP (“Goodwin Procter”), special counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Goodwin Procter).

L. Declaration of Dividend. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its shareholders a dividend or other distribution in an amount large enough so that, taking into account all previous such dividends, the Target Fund will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), all of its realized net capital gain (after reduction for any available capital loss carryforward), if any, and all of its net tax-exempt income (as determined under Section 852(a)(1)(B) of the Code), if any, for all taxable years ending at or prior to the Closing.

7.	Conditions to Obligations of the Target Fund.

The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:

A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of a “Majority of the Outstanding Voting Securities” (as defined in the Declaration of Trust) of the Target Fund.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F. Tax Opinion. The Target Fund shall have obtained an opinion from Goodwin Procter, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Goodwin Procter may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

G. Officer Certificates. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Fund.

8.	Conditions to Obligations of the Acquiring Fund.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Goodwin Procter, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinion shall be based on customary assumptions and such representations as Goodwin Procter may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

F. Shareholder List. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund’s transfer agent, as of one (1) business day prior to the Closing Date with each shareholder’s respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

G. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Fund and by Target Fund shareholders.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by Board on behalf of each of the Target Fund and the Acquiring Fund, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which materially changes the terms of Sections 1, 2 and 3 hereof in a manner adverse to the Target Fund shareholders without obtaining Target Fund’s shareholder approval thereof.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Target Fund and the Acquiring Fund;

ii.	by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement; or

iv.	by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2011 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date).

10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust on behalf of the Target Fund and by the Trust on behalf of the Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The obligations of any series of the Trust hereunder shall be the exclusive obligation of that series and the parties hereto can only look to the assets of that series to satisfy any debt or obligation incurred by that series hereunder.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Thrivent Mutual Funds On Behalf of Its Series, Thrivent Partner International Stock Fund

Name: Title:

Attest:

Name: Title:

Thrivent Mutual Funds On Behalf of Its Series, Thrivent Partner Worldwide Allocation Fund

Name: Title:

Attest:

Name: Title:

APPENDIX B

Fund	Class A	Institutional
Thrivent Aggressive Allocation Fund	TAAAX	TAAIX
Thrivent Moderately Aggressive Allocation Fund	TMAAX	TMAFX
Thrivent Moderate Allocation Fund	THMAX	TMAIX
Thrivent Moderately Conservative Allocation Fund	TCAAX	TCAIX
Thrivent Real Estate Securities Fund	TREFX	TREIX
Thrivent Partner Small Cap Growth Fund	TPSAX	TPGIX
Thrivent Partner Small Cap Value Fund	AALVX	TPSIX
Thrivent Small Cap Stock Fund	AASMX	TSCSX
Thrivent Mid Cap Growth Fund	LBMGX	LBMIX
Thrivent Partner Mid Cap Value Fund	TPMAX	TPMIX
Thrivent Mid Cap Stock Fund	AASCX	TMSIX
Thrivent Partner Worldwide Allocation Fund	TWAAX	TWAIX
Thrivent Partner International Stock Fund	AAITX	TISFX
Thrivent Large Cap Growth Fund	AAAGX	THLCX
Thrivent Large Cap Value Fund	AAUTX	TLVIX
Thrivent Large Cap Stock Fund	AALGX	IILGX
Thrivent Equity Income Plus Fund	TEIAX	TEIIX
Thrivent Balanced Fund	AABFX	IBBFX
Thrivent High Yield Fund	LBHYX	LBHIX
Thrivent Diversified Income Plus Fund	AAHYX	THYFX
Thrivent Municipal Bond Fund	AAMBX	TMBIX
Thrivent Income Fund	LUBIX	LBIIX
Thrivent Core Bond Fund	AAINX	IIINX
Thrivent Government Bond Fund	TBFAX	TBFIX
Thrivent Limited Maturity Bond Fund	LBLAX	THLIX
Thrivent Money Market Fund	AMMXX	AALXX

Series of

Thrivent Mutual Funds

Statement of Additional Information

Dated February 28, 2011

Each of the above-referenced mutual funds (each a “Fund” and collectively the “Funds”) are series of Thrivent Mutual Funds (the “Trust”). Class A and Institutional Class shares are offered through separate prospectuses. Each such prospectus is referred to hereinafter as a “Prospectus.” This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus dated February 28, 2011 for the applicable class of the above-referenced series of the Trust. The Reports of the Independent Registered Public Accounting Firm and financial statements included in the Annual Reports for the Trust for the fiscal year ended October 31, 2010 (for all series except Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund) and December 31, 2010 (for Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund) are separate reports furnished with this SAI and are incorporated herein by reference. To receive a copy of a Prospectus or the Annual Reports, write to Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) THRIVENT (847-4836). The Prospectus and the Annual Reports are also available on the Thrivent Financial for Lutherans website (www.thrivent.com).

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Trust is authorized to issue shares of beneficial interest, par value $.01 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust commenced operations on July 16, 1987 and currently consists of 26 series (each a “Fund” and collectively the “Funds”). Each Fund other than the Thrivent Asset Allocation Funds, as defined below, is diversified.

The following table provides the inception date and the available classes of shares of the Funds described in this SAI.

Fund Name	Class A Inception Date	Institutional Class Inception Date
Thrivent Aggressive Allocation Fund	6/30/05	6/30/05
Thrivent Moderately Aggressive Allocation Fund	6/30/05	6/30/05
Thrivent Moderate Allocation Fund	6/30/05	6/30/05
Thrivent Moderately Conservative Allocation Fund	6/30/05	6/30/05
Thrivent Real Estate Securities Fund	6/30/05	6/30/05
Thrivent Partner Small Cap Growth Fund	6/30/05	6/30/05
Thrivent Partner Small Cap Value Fund	7/17/01	7/17/01
Thrivent Small Cap Stock Fund	7/01/96	12/29/97
Thrivent Mid Cap Growth Fund	5/30/97	10/31/97
Thrivent Partner Mid Cap Value Fund	6/30/05	6/30/05
Thrivent Mid Cap Stock Fund	6/30/93	12/29/97
Thrivent Partner Worldwide Allocation Fund	2/29/08	2/29/08
Thrivent Partner International Stock Fund	9/5/95	10/31/97
Thrivent Large Cap Growth Fund	10/29/99	10/29/99
Thrivent Large Cap Value Fund	10/29/99	10/29/99
Thrivent Large Cap Stock Fund	7/16/87	12/29/97
Thrivent Equity Income Plus Fund	2/29/08	2/29/08
Thrivent Balanced Fund	12/29/97	12/29/97
Thrivent High Yield Fund	4/3/87	10/31/97
Thrivent Diversified Income Plus Fund	1/08/97	12/29/97
Thrivent Municipal Bond Fund	12/3/76	10/31/97
Thrivent Income Fund	6/1/72	10/31/97
Thrivent Core Bond Fund	7/16/87	12/29/97
Thrivent Government Bond Fund	2/26/2010	2/26/2010
Thrivent Limited Maturity Bond Fund	10/29/99	10/29/99
Thrivent Money Market Fund	3/10/88	12/29/97

The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders and the Board of Trustees may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize.

Each class is subject to such investment minimums and other conditions as set forth in the Trust’s prospectuses as from time to time is in effect. Differences in expenses among classes are described in the Trust’s Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. Class A and Institutional Class shares pay the expenses associated with their different distribution arrangements. Each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other class. All other expenses will be allocated to each class on the basis of the net asset value of the particular Fund.

Each class of shares has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class or where the interests of one class differ from the interests of the other class. Class A shares have exclusive voting rights on matters involving the Rule 12b-1 Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

1.	when required otherwise by the 1940 Act; or

2.	when the Trustees determine that the matter does not affect all Funds; then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove the Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Trust, the Trust will hold a special meeting for the purpose of considering the removal of a Trustee(s) from office, and the Trust will cooperate with and assist shareholders of record who notify the Trust that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.

Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meet its obligations.

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectuses, various Funds may purchase the following securities or may engage in the following transactions. Each of these investment practices are non-principal investment strategies except as otherwise noted.

Investments of Thrivent Asset Allocation Funds

Each of the Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund and Thrivent Moderately Conservative Allocation Fund (each, a “Thrivent Asset Allocation Fund” and collectively, the “Thrivent Asset Allocation Funds”) is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other series of the Trust. Each of the Thrivent Asset Allocation Funds may also invest in (i) Government Securities and Short-Term Paper (as such terms are defined in the 1940 Act), (ii) unaffiliated mutual funds or other unaffiliated investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act, and (iii) other investments, as permitted by Rule 12d1-2 under the 1940 Act or by exemptive order.

None of the Thrivent Asset Allocation Funds is “diversified” within the meaning of the 1940 Act because each intends to invest primarily in shares of other series of the Trust. A mutual fund is diversified if at least 75% of the value of its total assets is represented by Government Securities (as defined in the 1940 Act), cash and cash items, securities of other investment companies and other securities, excluding investments of more than 5% of the fund’s total assets in any one issuer and investments representing more than 10% of the outstanding voting securities of any one issuer.

Other Securities

Thrivent Real Estate Securities Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent Equity Income Plus Fund and, to the extent set forth above, Thrivent Asset Allocation Funds may invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Funds may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts.

Thrivent Real Estate Securities Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund and Thrivent Equity Income Plus Fund will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa,” as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB,” as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings.”  Securities rated below investment grade (sometimes referred to as “high yield” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.

Thrivent High Yield Fund, Thrivent Diversified Income Plus Fund, Thrivent Income Fund, Thrivent Core Bond Fund, Thrivent Government Bond Fund and Thrivent Limited Maturity Bond Fund also may invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

Thrivent Municipal Bond Fund does not generally intend to purchase any securities that would cause 25% or more of the value of its total assets to be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. The Fund may invest 25% or more of the value of its total assets in industrial development bonds. The Fund also may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. Thrivent Municipal Bond Fund may invest up to 5% of its assets in high yield securities.

Bank Instruments

Each Fund may invest in bank instruments in pursuit of its investment objective. These instruments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker’s acceptance may be obtained from a domestic or foreign bank including an U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated under federal or state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), (or a subadviser) to be creditworthy. The Thrivent Money Market Fund may enter into repurchase agreements that are collateralized by equity securities, high-yield bonds and other non-traditional forms of collateral provided that the repurchase agreement is an eligible security under Rule 2a-7.

Restricted Securities

The Funds may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Funds will invest more than 15% of its net assets in illiquid securities (5% in the case of Thrivent Money Market Fund).

Reverse Repurchase Agreements

Each Fund also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

The Funds will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Fund with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Fund will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Funds may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs or higher taxes for the Funds, the Adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The principal strategies of Thrivent Balanced Fund, Thrivent Income Fund, Thrivent Core Bond Fund, and Thrivent Limited Maturity Bond Fund include investing in mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and Multi-Class Pass-Through Securities (“MCPTS”), and the other Funds may invest in such instruments as a non-principal strategy. CMOs and MCPTS are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. MCPTS are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. MCPTS, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Senior Loans (All Funds except Thrivent Money Market Fund)

The Funds may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior loans may not be rated by a rating organization, will not be registered with the Securities and Exchange Commission (SEC) or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Structured Securities

The Funds may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, individual securities, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

In addition, structured securities include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes can combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Not all equity linked notes, however, provide principal protection. Upon the maturity of the note, the holder receives, but is not guaranteed, a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.

The Thrivent Municipal Bond Fund may invest in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

Variable Rate Demand Notes

The Funds may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. These notes are normally not traded, and there is no secondary market for the notes. However, a Fund may demand payment of the principal for such Fund at any time. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might not be able to dispose of the note due to the absence of a secondary market. A Fund might suffer a loss to the extent of the default.

The extent to which the Thrivent Money Market Fund can purchase these securities is subject to Rule 2a-7 under the 1940 Act. The Money Market Fund’s purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a designated NRSRO; or (2) that have been issued by an issuer that has received a rating from a designated NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. The Money Market Fund only invests in variable rate master demand notes when it deems them to involve minimal credit risk.

Lending Securities (All Funds except Thrivent Money Market Fund)

Consistent with applicable regulatory requirements, each of the Funds may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount equal to at least 102% of the market value of the loaned securities. In electing to engage in securities lending for a Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending

Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.

No Fund may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Non-Standard Warrants (all Funds Except Thrivent Money Market Fund)

A Fund may use non-standard warrants, including low exercise price warrants or low exercise price options and participatory notes, to gain indirect exposure to issuers in certain countries. Non-standard warrants are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, they pay the holder the difference in price of the underlying security between the date the non-standard warrant was purchased and the date it is sold. Non-standard warrants are generally a type of equity-linked derivative that are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue non-standard warrants that are designed to replicate the performance of certain issuers and markets. The performance results of non-standard warrants will not replicate exactly the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a non-standard warrant typically does not receive voting or other rights as it would if it directly owned the underlying security, and non-standard warrants present similar risks to investing directly in the underlying security. Additionally, non-standard warrants entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the non-standard warrant may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, there is no guarantee that a liquid market will exist for a particular non-standard warrant or that the counterparty or issuer of a non-standard warrant will be willing to repurchase such instrument when the Fund wishes to sell it.

Put and Call Options (All Funds except Thrivent Money Market Fund)

As described below, each of the Funds may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Fund holds the security underlying the option or the right to obtain it at no additional cost. If the option is not covered, the Fund will earmark cash or liquid securities as collateral. When a Fund sells put options, the collateral must be equal to the purchase obligation of the Fund, less any amount maintained as margin. When a Fund sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling (“Writing”) Covered Call Options:  The Funds may from time to time sell (“write”) covered call options on any portion of their portfolios as a hedge to provide partial protection against adverse movements in prices of securities in those Funds and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Fund assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Fund until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Fund will generally not be called upon to deliver the security. A Fund will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Fund will generally be called upon to deliver the security. In this event, a Fund limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options:  The Funds may also from time to time purchase call options on securities in which those Funds may invest. As the holder of a call option, a Fund has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Fund intends to purchase. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options:  The Funds may from time to time sell (“write”) put options. As the writer of a put option, the Fund assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Fund must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Fund generally will not be called upon to purchase the security. The Fund will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Fund may be called upon to purchase the security at the strike price.

When a Fund writes a put option on a security, the option must be covered by segregating liquid assets on the Fund’s books with a value equal to or greater than the strike price of the underlying security to secure the Fund’s obligation.

Buying Put Options:  The Funds may from time to time purchase put options on any portion of their portfolios. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Fund generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Fund. In purchasing a put option, a Fund would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Fund would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies:  The Funds may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options:  The Funds may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Negotiated Transactions:  The Funds will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. A Fund effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Fund. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures.”

Options written or purchased by a Fund in negotiated transactions are illiquid and there is no assurance that a Fund will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Fund is unable to effect a closing transaction with the holder of a call option written by the Fund, the Fund may not sell the security underlying the option until the call written by the Fund expires or is exercised.

Closing Transactions:  The Funds may dispose of options that they have written by entering into “closing purchase transactions.” Those Funds may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Fund realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Fund realizes a loss if the premium paid is more than the premium received. The Fund may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Fund realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Fund realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures (All Funds except Thrivent Money Market Fund)

Selling Futures Contracts:  The Funds may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Funds. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; mortgage-backed securities; corporate and municipal bonds; stocks; and indices of any of the foregoing. A futures contract sale creates an obligation for the Fund, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Fund would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Fund. The Fund would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Fund.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Fund sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called “margin” by commodities exchanges and brokers.

The payment of “margin” in these transactions is different than purchasing securities “on margin.” In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Fund and its broker, but rather is a “good faith deposit” by a Fund to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Fund will receive or pay “variation margin” equal to the daily change in the value of the position held by the Fund.

Buying Futures Contracts:  The Funds may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Funds may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Fund, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Fund would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Fund intends to purchase. A Fund would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities that a Fund intends to purchase.

Options on Futures Contracts:  The Funds may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Fund intends to purchase.

Currency Futures Contracts and Options:  The Funds may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Fund will not use such contracts or options for leveraging purposes.

Limitations:  The Funds may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Fund will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund’s total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Fund will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

Exemption: Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which, through the CFTC, regulates futures exchanges and trading in the U.S. The Funds are, therefore, not subject to registration or regulation as such under the CEA.

Swap Transactions (All Funds except Thrivent Money Market Fund)

The Funds may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. There may be times, however, when a Fund buys a credit default swap, without owning the underlying reference entity or entities, as a potential means of generating income. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Fund with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The risks of entering into certain swap transactions (e.g., credit default swaps) may be mitigated by the introduction of central counterparties. A central counterparty could allow participants (i.e., the Fund and the other party to the swap transaction) to avoid certain risks associated with traditional bilateral swap arrangements as the central counterparty “novates” the bilateral arrangement by entering into separate contractual arrangements with both participants — becoming buyer to one and seller to the other. Through novation, the central counterparty assumes the counterparty risk that the participants to a bilateral swap contract traditionally assumed. The Funds may opt to enter into swap transactions with central counterparties as these clearing arrangements become more prevalent.

Hybrid Investments (All Funds except Thrivent Money Market Fund)

As part of their investment program and to maintain greater flexibility, the Funds may invest in hybrid instruments (a potentially high-risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the hybrid instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Fund would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Asset Mgt. or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Fund’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Asset Mgt.’s or a subadviser’s accuracy in predicting the future market factors, such as changes in interest rate levels and securities price movements.

A Fund will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Fund may purchase and sell options in negotiated transactions. When a Fund uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Fund would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Fund could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Securities

Foreign securities may include debt, equity and derivative securities that the Adviser determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may also include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest-holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box (All Funds except Thrivent Money Market Fund)

The Funds may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.” A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Funds will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

The Funds may invest in foreign currency exchange-related securities or engage in foreign currency transactions.

Foreign Currency Warrants.  Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Fund’s use of such contracts would include, but not be limited to, the following:

•

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

•

When a Fund determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.

Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Asset Mgt. or a subadviser have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

A Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, a Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, a Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

The use of forward contracts involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract or the failure of that party to make required payments or otherwise comply with the terms of the contract. Accordingly, the adviser must assess the creditworthiness of the other party to determine the likelihood that the terms of the contract will be satisfied. In addition, as a general matter, forward contracts are not currently entered into or traded on exchanges and there is currently no central clearing function for these contracts; therefore, a Fund to a forward contract may find it difficult to exit the position.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. “Reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Government Securities

Certain Funds may invest in foreign government securities. Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Other Investment Companies

Each Fund may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and exchange-traded funds, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Fund paying its proportionate share. Certain other investment companies may utilize financial leverage. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. None of the Funds will invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Fund can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds (ETFs) (All Funds except Thrivent Money Market Fund)

Each Fund may purchase the securities of ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. Certain ETFs may utilize financial leverage.

Exchange-Traded Notes

Certain Funds may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Passive Foreign Investment Companies (All Funds except Thrivent Money Market Fund)

Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Funds hold their investments.

In addition, the Funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Funds intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Funds will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Inflation-Linked Debt Securities

The Funds may invest in inflation linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of varying years. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though the Fund does not receive their principal until maturity.

Funding Agreements

The Funds may invest in funding agreements, which are contracts issued by insurance companies that provide investors the right to receive a rate of interest and the full return of principal at maturity. Funding agreements often include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other securities with similar credit ratings. The primary risks of a funding agreement are the credit quality of the insurance company that issues it and its general lack of liquidity.

Taxable Municipal Bonds

The Funds may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds are most often used to finance private development projects but can be issued whenever the municipality exhausts its allowed limits of tax-exempt bonds. As such, the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. Taxable municipal bonds are subject to much of the same risks to which municipal bonds are subject. These risks include, among others, market risk, credit risk and interest rate risk.

Disclosure of Portfolio Holdings

The Trust has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund’s portfolio holdings on a selective basis.

The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Asset Mgt. may post portfolio holdings information on its website (www.thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund’s holdings, and the percentage of the Fund’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

Thrivent Asset Mgt. may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Fund. Thrivent Asset Mgt. may also distribute or authorize distribution of information about a Fund’s portfolio holdings that is not publicly available to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, including the custodian, fund accountant, auditor, proxy voting service provider, pricing service vendors, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Funds by rating agencies. In addition, the Fund may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Fund with potential transactions and management of the Fund.

Information may be disclosed with any frequency and any time lag, as appropriate. Thrivent Asset Mgt. does not expect to disclose information about a Fund’s holdings that is not publicly available to the Fund’s individual or institutional investors or to intermediaries that distribute the Fund’s shares.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, however, the Trust’s Chief Compliance Officer or a designated attorney in the Asset Management Law Department of Thrivent Financial for Lutherans (“Thrivent Financial”) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements. Under no circumstances may the Trust, Thrivent Asset Mgt. or their affiliates receive any consideration or compensation for disclosing the information.

In accordance with these policies and procedures, the Funds have ongoing arrangements to provide the Funds’ portfolio holdings information to the custodian, proxy voting agent, pricing service vendors and securities lending agent at the end of each day; to Lipper on a monthly basis one day after the end of the month; to Callan Associates on a quarterly basis one day after the end of a calendar quarter; and to Cambridge Associates on a quarterly basis 14 days after the end of a calendar quarter.

As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.

Investment Limitations

The fundamental investment restrictions for the Funds are set forth below. These fundamental investment restrictions may not be changed by a Fund except by the affirmative vote of a majority of the outstanding voting securities of that Fund as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions, with respect to each Fund:

1.	None of the Funds may borrow money, except that a Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.

2.	None of the Funds may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.

3.	None of the Funds will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Thrivent Asset Allocation Funds, which are “non-diversified” within the meaning of the 1940 Act.

4.	None of the Funds may buy or sell real estate, except that any Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

5.	None of the Funds may purchase or sell commodities or commodity contracts, except that any Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.	None of the Funds may make loans, except that any Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.	None of the Funds will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Fund may make pursuant to its fundamental investment restriction on lending.

8.	None of the Funds will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). This restriction does not apply to the Thrivent Asset Allocation Funds, which primarily invest in other Funds of the Trust that could be considered to be in the same industry. In addition, with respect to the Thrivent Money Market Fund, this restriction does not apply to instruments issued by domestic banks.

The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:

1.	None of the Funds will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund’s total assets are outstanding. The Funds intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.

2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Fund’s total assets.

3.	None of the Funds currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.	The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. Government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government Security” under the 1940 Act.

5.	The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Funds.

The Trust has received an exemptive order from the SEC that allows the Funds to engage in an interfund lending program. In an interfund lending arrangement, the Funds directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Funds to borrow at a lower interest rate than banks offer, allows lending Funds to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in “self-dealing,” i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the SEC. The Funds’ interfund lending arrangement is designed to ensure that each Fund has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

Each of the Funds, other than the Thrivent Asset Allocation Funds, has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy is required as a condition for the ability of the Thrivent Asset Allocation Funds to invest in other Funds of the Trust.

MANAGEMENT OF THE FUNDS

Board of Trustees and Executive Officers

The Board of Trustees is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees each of 26 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 41 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial and Thrivent Life Insurance Company (“TLIC”) and investment options in the retirement plan offered by Thrivent Financial.

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The Trust, Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are collectively referred to as the “Fund Complex.”

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Board has engaged Thrivent Asset Mgt. to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Thrivent Asset Mgt. and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Massachusetts law, other applicable laws and the Trust’s charter. The Board is currently composed of eight members, including seven independent trustees and one interested trustee. The Board conducts regular meetings five times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Trust and the Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Asset Mgt., the sub-advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of Thrivent Asset Mgt., the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Trust and Funds and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Asset Mgt., sub-advisers, the Chief Compliance Officer of the Trust, the independent registered public accounting firm for the Trust, and internal auditors for Thrivent Asset Mgt., as appropriate, regarding risks faced by the Trust and its Funds, and Thrivent Asset Mgt.’s risk functions.

The Audit Committee of the Board, which is composed of all Independent Trustees, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Trust and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The head of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Committee reports.

The Ethics and Compliance Committee of the Board, which is composed of all Independent Trustees, monitors ethical risks and oversees the legal and regulatory compliance matters of the Funds. The head of business risk management meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on an as-needed basis (but at least annually). In addition, the Trust’s Anti-Money Laundering Officer meets with the Ethics and Compliance Committee and provides reports to the Committee in writing and in person on a regular basis. The Anti-Money Laundering Officer’s reports relate to privacy, business continuity and anti-money laundering concerns. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Committee reports.

The Investment Committee of the Board, which is composed of all Independent Trustees, is designed to review investment policies and risks in conjunction with its review of the Funds’ performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board will be regularly informed of these risks through Committee reports.

The Contracts Committee and the Governance Committee, each of which is comprised of all of the Independent Trustees, oversee matters relating to annual contract review and corporate governance, respectively, and related risks.

The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s annual review of the Trust’s advisory, sub-advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Trust’s charter documents do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualification. However, the Governance Committee has adopted qualification guidelines that the Committee may take into account in considering Trustee candidates and a process for evaluating potential candidates. The qualifications that the Committee takes into consideration include, but are not limited to, a candidate’s connections to the Lutheran community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and Committee meetings. No one factor is controlling, either with respect to the group or any individual.

The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Trustees, that each Trustee is qualified to serve on the Board of Trustees. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, the sub-advisers, counsel, the Trust’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service or academic positions and through experience from service as a board member of the Trust and the other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI. Additional details regarding the background of each Trustee are included in the table below this section.

F. Gregory Campbell. Mr. Campbell has served as a Trustee on the Board of the Fund Complex since 1992. He has over 30 years of experience in leadership positions in higher education and since 1987 has been the president of Carthage College in Kenosha, Wisconsin. Mr. Campbell also has experience as a director on another fund board and as a director on the board of several healthcare-related entities.

Richard L. Gady. Mr. Gady has served as a Trustee on the Board of the Fund Complex since 1987. He has experience as an executive officer and economist for a large public company in the agribusiness. Mr. Gady also has experience as a director as a former board member of the International Agricultural Marketing Association.

Richard A. Hauser. Mr. Hauser has served as a Trustee on the Board of the Fund Complex since 2004 and as Chair of the Ethics and Compliance Committee since 2005. He is a licensed attorney and is currently Vice President and Assistant General Counsel for a large publicly traded aerospace company. Mr. Hauser was formerly a partner in a large national law firm and has held senior positions in government, including as deputy counsel to President Ronald Reagan and as general counsel for the U.S. Department of Housing and Urban Development. He has experience as a director as a former board member and chairman of The Luther Institute and the Pennsylvania Avenue Development Corporation and a former director on the board of Washington Hospital Center.

Paul R. Laubscher. Mr. Laubscher has served as a Trustee on the Board of the Fund Complex since 2009 and as Chair of the Investment Committee since 2010. He is a holder of the Chartered Financial Analyst designation and has over 20 years of experience as a portfolio manager. Mr. Laubscher has for the last 13 years served as a senior investment manager of the retirement fund of a large public technology company.

Connie M. Levi. Ms. Levi has served as a Trustee on the Board of the Fund Complex since 1993, as Chair of the Board since 2009 and as Chair of the Governance Committee since 2011. She served as a representative and majority leader in the Minnesota House of Representatives for eight years. Ms. Levi has gained experience as a director on the board of several companies (both public and private), educational institutions and non-profit organizations, including as a former director on the board of an electrical parts manufacturer. As a director on this board and other non-profit organizations, she has served on board committees, including Governance and Compensation Committees.

Douglas D. Sims. Mr. Sims has served as a Trustee on the Board of the Fund Complex since 2006 and as Chair of the Audit Committee since 2009. Mr. Sims has over 37 years of experience in the financial services industry, including experience gained as the former chief executive officer of CoBank, a cooperative bank that provided financing to agribusinesses and rural-based customers.

Constance L. Souders. Ms. Souders has served as a Trustee on the Board of the Fund Complex since 2007 and as Chair of the Contracts Committee since 2010. She also serves as the Audit Committee financial expert. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund distributor.

Russell W. Swansen. Mr. Swansen has served as a Trustee on the Board of the Fund Complex since 2009. He has over 25 years of experience as a portfolio manager and currently serves as a Senior Vice President and Chief Investment Officer since 2003. Mr. Swansen has executive and business experience as a former managing director of an investment bank and as a former president of another registered investment adviser. He has gained experience as a director on the board of several companies (both public and private) and a non-profit organization that supports medical research for the treatment and cure of childhood cancers. Mr. Swansen was formerly a director on the board of a mining equipment manufacturer and has been a board member of several private companies.

The following tables provide additional information about the Trustees and officers of the Trust.

Interested Trustees (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 53	Trustee since 2009	68	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	None

Independent Trustees (3)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 71	Trustee since 1992	68	President, Carthage College	Currently, Director of Optique Funds, Inc., an investment company consisting of one portfolio; Kenosha Hospital and Medical Center Board; Prairie School Board; and United Health Systems Board. Previously, Director of the National Association of Independent Colleges and Universities.

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 68	Trustee since 1987	68	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	Previously, Director of the International Agricultural Marketing Association

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 68	Trustee since 2004	68	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007	Previously, Director of Washington Hospital Center

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 54	Trustee since 2009	68	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 71	Chairperson since 2009 and Trustee since 2004	68	Retired	Previously, Director of Norstan, Inc.

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 64	Trustee since 2006	68	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	Currently, Director of the Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 60	Trustee since 2007	68	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007 and Supervisory Registered Principal from 2000 to 2007 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007 of Harbor Funds	None

Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 53	President since 2008; previously, Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 39	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel since 2006; Interim Chief Compliance Officer from May 2010 until December 2010; Partner, Kirkland & Ellis LLP from 2004 to 2006

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 43	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN Age 45	Chief Compliance Officer since December 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 46	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 49	Vice President since 2006	Vice President, Products, Thrivent Financial since 2005

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI Age 33	Anti-Money Laundering Officer since 2011	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 50	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 55	Assistant Secretary since 2006	Vice President, Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine 625 Fourth Avenue South Minneapolis, MN Age 31	Assistant Secretary since 2010	Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 40	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 41	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial since 2003

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 34	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007

(1)	“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Trustees, other than Mr. Swansen, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

Committees of the Board of Trustees

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Audit	F. Gregory Campbell, Richard L. Gady, Richard A. Hauser, Paul R. Laubscher, Connie M. Levi, Douglas D. Sims, Constance L. Souders	The 1940 Act requires that the Trusts’ independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	6

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Contracts	F. Gregory Campbell, Richard L. Gady, Richard A. Hauser, Paul R. Laubscher, Connie M. Levi, Douglas D. Sims, Constance L. Souders	The function of the Contracts Committee is to assist the Board of Trustees in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Trustees deems necessary or appropriate for the continuation of operations of each Fund.	6

Ethics and Compliance	F. Gregory Campbell, Richard L. Gady, Richard A. Hauser, Paul R. Laubscher, Connie M. Levi, Douglas D. Sims, Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Funds.	4

Governance	F. Gregory Campbell, Richard L. Gady, Richard A. Hauser, Paul R. Laubscher, Connie M. Levi, Douglas D. Sims, Constance L. Souders	The Governance Committee assists the Board of Trustees in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board of Trustees, compensation of the Trustees and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.	4

Committee	Members (1)	Function	Meetings Held During Last Fiscal Year
Investments (2)	F. Gregory Campbell, Richard L. Gady, Richard A. Hauser, Paul R. Laubscher, Connie M. Levi, Douglas D. Sims, Constance L. Souders	The Investment Committee assists the Board of Trustees in its oversight of the investment performance of the Funds; the Funds’ consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Funds; and the range of investment options offered to investors in the Funds. In addition, the Committee assists the Board in its review of investment-related aspects of management’s proposals such as new Funds or Fund reorganizations.	3

(1)	The Independent Trustees serve as members of each Committee.
(2)	This Committee was formed in 2010 and first convened in May of that year.

Beneficial Interest in the Funds by Trustees

The following tables provide information, as of December 31, 2010, regarding the dollar range of beneficial ownership by each Trustee in each series of the Trust. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Trustee. For Independent Trustees only, the last column sets forth the dollar range of each Trustee’s deferred compensation, which is effectively invested in the Thrivent Mutual Funds and allocated among individual Funds as determined by the Trustee. For more information on the deferred compensation plan and for the aggregate amount of each Trustee’s deferred compensation, see “Compensation of Trustees” below.

Interested Trustee

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Russell W. Swansen	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000
	Thrivent Moderately Aggressive Allocation Fund	None
	Thrivent Moderate Allocation Fund	None
	Thrivent Moderately Conservative Allocation Fund	None
	Thrivent Real Estate Securities Fund	None
	Thrivent Partner Small Cap Growth Fund	None
	Thrivent Partner Small Cap Value Fund	None
	Thrivent Small Cap Stock Fund	None
	Thrivent Mid Cap Growth Fund	None
	Thrivent Partner Mid Cap Value Fund	None
	Thrivent Mid Cap Stock Fund	None
	Thrivent Partner Worldwide Allocation Fund	None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
	Thrivent Partner International Stock Fund	None
	Thrivent Large Cap Growth Fund	None
	Thrivent Large Cap Value Fund	None
	Thrivent Large Cap Stock Fund	None
	Thrivent Equity Income Plus Fund	None
	Thrivent Balanced Fund	None
	Thrivent High Yield Fund	None
	Thrivent Diversified Income Plus Fund	None
	Thrivent Municipal Bond Fund	None
	Thrivent Income Fund	None
	Thrivent Core Bond Fund	None
	Thrivent Government Bond Fund	None
	Thrivent Limited Maturity Bond Fund	Over $100,000
	Thrivent Money Market Fund	None

Independent Trustees

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
F. Gregory Campbell	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$50,001-$100,000		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	$50,001-$100,000		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Richard L. Gady	Thrivent Aggressive Allocation Fund	$10,001-$50,000	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		$10,001-$50,000
	Thrivent Moderately Conservative Allocation Fund	None		$10,001-$50,000
	Thrivent Real Estate Securities Fund	$10,001-$50,000		$10,001-$50,000
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		$10,001-$50,000
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		$1-$10,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		$1-$10,000
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		$1-$10,000
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	$10,001-$50,000		Over $100,000
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	$10,001-$50,000		$50,001-$100,000
	Thrivent Diversified Income Plus Fund	$10,001-$50,000		Over $100,000
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		$1-$10,000
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	$10,001-$50,000		Over $100,000
	Thrivent Money Market Fund	None		$1-$10,000

Richard A. Hauser	Thrivent Aggressive Allocation Fund	Over $100,000	Over $100,000	$10,001-$50,000
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	$10,001-$50,000		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Mid Cap Growth Fund	None		$50,001-$100,000
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	$10,001-$50,000		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		$1-$10,000
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		$10,001-$50,000
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		$10,001-$50,000
	Thrivent Municipal Bond Fund	$10,001-$50,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	$10,001-$50,000		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Paul R. Laubscher	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		None
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Connie M. Levi	Thrivent Aggressive Allocation Fund	None	Over $100,000	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	$10,001-$50,000		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	$50,001-$100,000		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	$10,001-$50,000		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	$10,001-$50,000		None
	Thrivent Large Cap Value Fund	$10,001-$50,000		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	$50,001-$100,000		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	$10,001-$50,000		None
	Thrivent Money Market Fund	None		None

Douglas D. Sims	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		Over $100,000
	Thrivent Moderate Allocation Fund	None		Over $100,000
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		None
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		None
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		None

Name of Trustee	Dollar Range of Beneficial Ownership in the Funds		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	Dollar Range through Deferred Compensation
	Thrivent Large Cap Value Fund	None		None
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Constance L. Souders	Thrivent Aggressive Allocation Fund	None	None	None
	Thrivent Moderately Aggressive Allocation Fund	None		None
	Thrivent Moderate Allocation Fund	None		None
	Thrivent Moderately Conservative Allocation Fund	None		None
	Thrivent Real Estate Securities Fund	None		None
	Thrivent Partner Small Cap Growth Fund	None		None
	Thrivent Partner Small Cap Value Fund	None		$10,001-$50,000
	Thrivent Small Cap Stock Fund	None		None
	Thrivent Mid Cap Growth Fund	None		None
	Thrivent Partner Mid Cap Value Fund	None		$10,001-$50,000
	Thrivent Mid Cap Stock Fund	None		None
	Thrivent Partner Worldwide Allocation Fund	None		None
	Thrivent Partner International Stock Fund	None		None
	Thrivent Large Cap Growth Fund	None		$50,001-$100,000
	Thrivent Large Cap Value Fund	None		$10,001-$50,000
	Thrivent Large Cap Stock Fund	None		None
	Thrivent Equity Income Plus Fund	None		None
	Thrivent Balanced Fund	None		None
	Thrivent High Yield Fund	None		None
	Thrivent Diversified Income Plus Fund	None		None
	Thrivent Municipal Bond Fund	None		None
	Thrivent Income Fund	None		None
	Thrivent Core Bond Fund	None		None
	Thrivent Government Bond Fund	None		None
	Thrivent Limited Maturity Bond Fund	None		None
	Thrivent Money Market Fund	None		None

Compensation of Trustees

The Trust makes no payments to any of its officers for services performed for the Trust. The Independent Trustees are paid an annual base compensation of $105,000 to serve on the Board of Trustees of the Trust, the Board of Directors of Thrivent Series Fund, Inc., and the Board of Trustees of Thrivent Mutual Funds. Each Trustee also receives $5,000 for each in-person meeting attended. The Board Chair is compensated an additional $46,200 per year; the Chair of the Contracts Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $31,500 per year; the Chair of the Audit Committee and the Chair of the Investments Committee are each compensated an additional $15,000 per year; and the Chair of the Governance Committee, who happens to be the Board Chair, and the Chair of the Ethics and Compliance Committee are each compensated an additional $5,500 per year. Independent Trustees are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Trust.

The following table provides the amounts of compensation paid to the Trustees either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended October 31, 2010:

Name, Position	Aggregate Compensation from Trust for One Year Ending October 31, 2010	Total Compensation Paid by Trust and the Investment Company Complex for One Year Ending October 31, 2010
F. Gregory Campbell Trustee	$54,810	$120,000
Richard L. Gady (1) Trustee	$54,810	$120,000
Richard A. Hauser (1) Trustee	$56,689	$124,125
Paul R. Laubscher (1) Trustee	$59,936	$131,250
Connie M. Levi (1) Chairperson and Trustee	$75,423	$165,150
Douglas D. Sims (1) Trustee	$61,142	$133,875
Constance L. Souders (1) Trustee	$69,193	$151,500

(1)	The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. As of October 31, 2010, the total amount of deferred compensation payable to Mr. Gady was $682,914; the total amount of deferred compensation payable to Mr. Hauser was $143,242; the total amount of deferred compensation payable to Mr. Laubscher was $131,111; the total amount of deferred compensation payable to Ms. Levi was $184,777; the total amount of deferred compensation payable to Mr. Sims was $542,550; and the total amount of deferred compensation payable to Ms. Souders was $126,634.

SIGNIFICANT SHAREHOLDERS

As of February 1, 2011, the following were significant shareholders of a Fund’s securities. This list of shareholders includes affiliates of the Funds and the Funds themselves.

Name	Fund	Percent Owned

Thrivent Moderate Allocation Fund	Thrivent Large Cap Growth Fund — Institutional Class	17.74
	Thrivent Large Cap Value Fund — Institutional Class	16.63
	Thrivent Partner Small Cap Growth Fund — Institutional Class	17.88
	Thrivent Partner Mid Cap Value Fund — Institutional Class	21.67
	Thrivent Partner Small Cap Value Fund — Institutional Class	10.38
	Thrivent Income Fund — Institutional Class	22.73
	Thrivent Real Estate Securities Fund — Institutional Class	33.85
	Thrivent High Yield Fund — Institutional Class	7.29
	Thrivent Limited Maturity Bond Fund — Institutional Class	21.11
	Thrivent Partner Worldwide Allocation Fund — Institutional Class	25.68
	Thrivent Partner International Stock Fund — Institutional Class	14.86
	Thrivent Equity Income Plus Fund — Institutional Class	22.96
	Thrivent Government Bond Fund — Institutional Class	18.44

Thrivent Moderately Aggressive Allocation Fund	Thrivent Mid Cap Stock Fund — Institutional Class	7.25
	Thrivent Large Cap Growth Fund — Institutional Class	22.53
	Thrivent Large Cap Value Fund — Institutional Class	18.29
	Thrivent Partner International Stock Fund — Institutional Class	21.57
	Thrivent Small Cap Stock Fund — Institutional Class	5.95
	Thrivent Partner Small Cap Value Fund — Institutional Class	10.97
	Thrivent Income Fund — Institutional Class	11.69
	Thrivent Mid Cap Growth Fund — Institutional Class	7.91
	Thrivent Equity Income Plus Fund — Institutional Class	23.51
	Thrivent Partner Small Cap Growth Fund — Institutional Class	30.45
	Thrivent Partner Worldwide Allocation Fund — Institutional Class	27.88
	Thrivent Real Estate Securities Fund — Institutional Class	34.72
	Thrivent High Yield Fund — Institutional Class	7.35

Name	Fund	Percent Owned
	Thrivent Limited Maturity Bond Fund — Institutional Class	5.68
	Thrivent Partner Mid Cap Value Fund — Institutional Class	35.79
	Thrivent Government Bond Fund — Institutional Class	23.77

Thrivent Aggressive Allocation Fund	Thrivent Large Cap Growth Fund — Institutional Class	10.50
	Thrivent Partner Worldwide Allocation Fund — Institutional Class	11.71
	Thrivent Real Estate Securities Fund — Institutional Class	8.52
	Thrivent Large Cap Value Fund — Institutional Class	5.60
	Thrivent Partner Intl. Stock Fund — Institutional Class	13.53
	Thrivent Partner Small Cap Value Fund — Institutional Class	5.02
	Thrivent Mid Cap Growth Fund — Institutional Class	7.45
	Thrivent Partner Small Cap Growth Fund — Institutional Class	35.74
	Thrivent Partner Mid Cap Value Fund — Institutional Class	15.74
	Thrivent Equity Income Plus Fund — Institutional Class	9.28
	Thrivent Government Bond Fund — Institutional Class	10.70

Thrivent Moderately Conservative Allocation Fund	Thrivent Income Fund — Institutional Class	9.32
	Thrivent Large Cap Value Fund — Institutional Class	5.87
	Thrivent Real Estate Securities Fund — Institutional Class	8.86
	Thrivent Limited Maturity Bond Fund — Institutional Class	19.46
	Thrivent Equity Income Plus Fund — Institutional Class	9.48
	Thrivent Partner Worldwide Allocation Fund — Institutional Class	8.42
	Thrivent Partner Mid Cap Value Fund — Institutional Class	10.73
	Thrivent Government Bond Fund — Institutional Class	10.55

Thrivent Financial for Lutherans (EDSOP Accounts) c/o Jeff Bergsbaken 4321 N. Ballard Road Appleton, WI 54919-0001	Thrivent Partner Small Cap Growth Fund — Class A	9.11
	Thrivent Partner Worldwide Allocation — Institutional Class	15.16

Lutheran Community Foundation 625 Fourth Avenue South, Suite 1500 Minneapolis, MN 55415-1624	Thrivent Core Bond Fund — Institutional Class	7.69
	Thrivent Government Bond Fund — Institutional Class	31.83

Name	Fund	Percent Owned

National Financial Services Corp.	Thrivent Mid Cap Stock Fund — Institutional Class	8.25
200 Liberty Street New York, NY 10281-1003	Thrivent Large Cap Value Fund — Institutional Class	15.64
	Thrivent Municipal Bond Fund — Institutional Class	6.03
	Thrivent Aggressive Allocation Fund — Institutional Class	14.18
	Thrivent High Yield Fund — Institutional Class	5.58
	Thrivent Moderately Aggressive Allocation Fund — Institutional Class	6.74
	Thrivent Partner Small Cap Value Fund — Institutional Class	35.82
	Thrivent Partner International Stock Fund — Institutional Class	7.16
	Thrivent Mid Cap Growth Fund — Institutional Class	17.10
	Thrivent Limited Maturity Bond Fund — Institutional Class	17.87
	Thrivent Balanced Fund — Institutional Class	26.11

Fox Cities Performing Arts Center Capital Fund 400 W. College Avenue Appleton, WI 54911-5831	Thrivent Core Bond Fund — Institutional Class	7.27

Management Ownership

As of February 1, 2011, the officers and Trustees as a group owned less than 1% of a Fund’s share Class.

Material Transactions with Independent Trustees.

No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or a subadviser for the Funds, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser, the principal underwriter, or a subadviser for the Funds exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser, subadviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser, subadviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

INVESTMENT ADVISER, INVESTMENT SUBADVISERS AND PORTFOLIO MANAGERS

Investment Adviser

The Funds’ investment adviser Thrivent Asset Mgt. was organized as a Delaware limited liability company on September 23, 2005. Thrivent Asset Mgt. is a subsidiary of both Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) and TLIC, both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Investment Mgt. and TLIC own respectively 60% and 40% of Thrivent Asset Mgt.’s membership interests.

Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is the investment adviser for each of the Funds. The officers and directors of Thrivent Asset Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.”

Investment decisions for each of the Funds (except for Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Partner Worldwide Allocation Fund (excluding the portion invested in U.S. securities) and Thrivent Partner International Stock Fund (collectively, the “Subadvised Funds”)) are made by Thrivent Asset Mgt., subject to the overall direction of the Board of Trustees. Thrivent Asset Mgt. also provides investment research and supervision of each of the Fund’s investments (except for the investments of the Subadvised Funds that are not managed, as noted above, by Thrivent Asset Mgt.) and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.

Thrivent Asset Mgt. Portfolio Managers

Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers

The following table provides information relating to other accounts managed by the Thrivent Asset Mgt. portfolio managers as of October 31, 2010 (unless otherwise noted):

	Other Registered Investment Companies (1)			Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed		# of Accounts Managed	Assets Managed
Russell W. Swansen	4	$7,712,329,590		0	$0
David C. Francis	5	$7,713,807,078		0	$0
Mark L. Simenstad	5	$7,780,546,567	[2]	0	$0
Darren M. Bagwell	1	$271,005,649		2	$177,267,780
Kevin R. Brimmer	6	$847,073,494	[3]	2	$53,345,968	[3]
Andrea J. Thomas	2	$535,984,049		0	$0
Brian J. Flanagan	1	$468,346,017		1	$39,861,967
Scott A. Vergin	1	$947,687,577		0	$0
David E. Heupel	2	$663,202,311		3	$228,788,055
Michael A. Binger	2	$663,202,311		3	$228,788,055
Matthew D. Finn	2	$1,048,359,653		5	$232,302,026
Reginald L. Pfeifer	1	$329,382,888	[3]	2	$158,763,349	[3]
Michael G. Landreville	3	$1,561,051,235		2	$182,250,456
Gregory R. Anderson	2	$1,326,908,322		1	$6,284,423,769
Paul J. Ocenasek	2	$846,086,189	[4]	0	$0
David R. Spangler	2	$86,931,324	[3]	2	$149,276,106	[3]
Stephen D. Lowe	1	$1,325,311,669		1	$998,163,657
Janet I. Grangaard	0	$0		0	$0
William D. Stouten	2	$961,452,298		3	$2,303,372,553

None of the Thrivent Asset Mgt. portfolio managers manage assets in pooled investment vehicles, and none of the accounts identified above have an investment advisory fee that is based on the performance of the account.

(1)	The “Other Registered Investment Companies” represent (a) series of Thrivent Series Fund, Inc., which have substantially similar investment objectives and policies as the Fund(s) managed by the portfolio manager listed, and (b) Thrivent Financial Securities Lending Trust, in the case of William D. Stouten.
(2)	As of December 31, 2010, the Assets Managed totaled $8,318,187,792.
(3)	# of Accounts Managed and Assets Managed are as of December 31, 2010.
(4)	As of December 31, 2010, the Assets Managed totaled $849,772,252.

Compensation

Each portfolio manager of Thrivent Asset Mgt. is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative pre-tax performance of each fund or account managed by the portfolio manager measured for one- and three-year periods against the median performance of other funds in the same peer group, as classified by Lipper, Inc., or an index constructed with comparable criteria. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals related to the value of new business during the previous three-year period.

Conflicts of Interest

Portfolio managers at Thrivent Asset Mgt. typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Asset Mgt. seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Asset Mgt. has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Ownership in the Funds

The following table provides information as of October 31, 2010 on the dollar range of beneficial ownership by each portfolio manager for each Fund he or she manages. Dollar values disclosed with respect to the Thrivent Real Estate Securities Fund, the Thrivent Equity Income Plus Fund, the Thrivent Diversified Income Plus Fund and each listed Portfolio are as of December 31, 2010.

Portfolio Manager	Fund	Fund Ownership	Portfolio[1]	Portfolio Ownership	Ownership in Fund Complex[2]
Russell W. Swansen	Thrivent Aggressive Allocation Fund	Over $1,000,000	Thrivent Aggressive Allocation Portfolio	$0	Over $1,000,000
	Thrivent Moderately Aggressive Allocation Fund	$0	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0

David C. Francis	Thrivent Aggressive Allocation Fund	$100,001-$500,000	Thrivent Aggressive Allocation Portfolio	$0	$100,001-$500,000
	Thrivent Moderately Aggressive Allocation Fund	$0	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
	Thrivent Partner Worldwide Allocation Fund	$0	Thrivent Partner Worldwide Allocation Portfolio	$0

Portfolio Manager	Fund	Fund Ownership	Portfolio[1]	Portfolio Ownership	Ownership in Fund Complex[2]
Mark L. Simenstad	Thrivent Aggressive Allocation Fund	$100,001-$500,000	Thrivent Aggressive Allocation Portfolio	$50,001-$100,000	$500,001-$1,000,000[3]
	Thrivent Moderately Aggressive Allocation Fund	$100,001-$500,000	Thrivent Moderately Aggressive Allocation Portfolio	$0
	Thrivent Moderate Allocation Fund	$0	Thrivent Moderate Allocation Portfolio	$0
	Thrivent Moderately Conservative Allocation Fund	$0	Thrivent Moderately Conservative Allocation Portfolio	$0
	Thrivent Diversified Income Plus Fund	$100,001-$500,000	Thrivent Diversified Income Plus Portfolio	$10,001-$50,000

Darren M. Bagwell	Thrivent Small Cap Stock Fund	$0	Thrivent Small Cap Stock Portfolio	$50,001-$100,000	$100,001-$500,000
	Thrivent Balanced Fund	$0

Kevin R. Brimmer	Thrivent Equity Income Plus Fund	$0	Thrivent Small Cap Index Portfolio	$1-$10,000	$100,001-$500,000[4]
	Thrivent Diversified Income Plus Fund	$0	Thrivent Mid Cap Index Portfolio	$1-$10,000
			Thrivent Large Cap Index Portfolio	$1-$10,000
			Thrivent Equity Income Plus Portfolio	$1-$10,000
			Thrivent Balanced Portfolio	$0
			Thrivent Diversified Income Plus Portfolio	$1-$10,000

Andrea J. Thomas	Thrivent Mid Cap Growth Fund	$50,001-$100,000	Thrivent Mid Cap Growth Portfolio Thrivent Mid Cap Growth Portfolio II	$0 $0	$100,000-$500,000

Brian J. Flanagan	Thrivent Mid Cap Stock Fund	$100,001-$500,000	Thrivent Mid Cap Stock Portfolio	$1-$10,000	$100,001-$500,000

Scott A. Vergin	Thrivent Large Cap Growth Fund	$100,001-$500,000	Thrivent Large Cap Growth Portfolio	$500,001-$1,000,000	Over $1,000,000

David E. Heupel	Thrivent Large Cap Stock Fund	$0	Thrivent Large Cap Stock Portfolio	$0	$100,001-$500,000
			Thrivent Large Cap Growth Portfolio II	$0

Michael A. Binger	Thrivent Large Cap Stock Fund	$0	Thrivent Large Cap Stock Portfolio	$0	$1-$10,000
			Thrivent Large Cap Growth Portfolio II	$0

Portfolio Manager	Fund	Fund Ownership	Portfolio[1]	Portfolio Ownership	Ownership in Fund Complex[2]
Matthew D. Finn	Thrivent Large Cap Value Fund	$100,001-$500,000	Thrivent Large Cap Value Portfolio	$0	$100,001-$500,000
	Thrivent Large Cap Stock Fund	$0	Thrivent Large Cap Stock Portfolio	$0

Reginald L. Pfeifer	Thrivent Real Estate Securities Fund	$0	Thrivent Real Estate Securities Portfolio	$0	$0[4]

Michael G. Landreville	Thrivent Balanced Fund	$0	Thrivent Balanced Portfolio	$0	$500,001-$1,000,000
	Thrivent Core Bond Fund	$0	Thrivent Bond Index Portfolio	$0
	Thrivent Government Bond Fund	$0
	Thrivent Limited Maturity Bond Fund	$50,001-$100,000	Thrivent Limited Maturity Bond Portfolio	$0

Gregory R. Anderson	Thrivent Balanced Fund	$0	Thrivent Mortgage Securities Portfolio	$0	$100,001-$500,000
	Thrivent Core Bond Fund	$0
	Thrivent Limited Maturity Bond Fund	$0	Thrivent Limited Maturity Bond Portfolio	$0

Paul J. Ocenasek	Thrivent High Yield Fund	$0	Thrivent High Yield Portfolio	$100,001-$500,000	$100,001- $500,000[3]
	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$0

David R. Spangler	Thrivent Diversified Income Plus Fund	$0	Thrivent Diversified Income Plus Portfolio	$0	$100,001- $500,000[4]
	Thrivent Equity Income Plus Fund	$0	Thrivent Equity Income Plus Portfolio	$0

Stephen D. Lowe	Thrivent Income Fund	$50,001-$100,000	Thrivent Income Portfolio	$0	$100,001- $500,000

Janet I. Grangaard	Thrivent Municipal Bond Fund	$100,001-$500,000			Over $1,000,000

William D. Stouten	Thrivent Money Market Fund	$1-$10,000	Thrivent Money Market Portfolio	$0	$100,001- $500,000

(1)	Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.

(2)	Ownership in Fund Complex includes investments in Thrivent Mutual Funds and Thrivent Series Fund, Inc.

(3)	As of October 31, 2010 and December 31, 2010.

(4)	As of December 31, 2010.

Investment Subadvisers

Thrivent Asset Mgt. has engaged the following subadvisers for Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Partner International Stock Fund and, to the extent invested in non-U.S. securities, Thrivent Partner Worldwide Allocation Fund. Investment decisions for those Funds are made by the subadvisers, subject to the overall direction of the Board of Trustees and Thrivent Asset Mgt.

Thrivent Partner Small Cap Growth Fund

Investment decisions for the Thrivent Partner Small Cap Growth Fund are made by Turner Investment Partners, Inc. (“Turner”).

Turner was founded in 1990 and is organized as a Pennsylvania corporation. Robert E. Turner (Chairman and Chief Investment Officer of Turner) may be deemed to be a controlling person of Turner under the 1940 Act. As of December 31, 2010, Turner managed approximately $18 billion in assets including separate accounts and mutual funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Turner Portfolio Managers

Other Accounts Managed by the Turner Portfolio Managers

The following table provides information relating to other accounts managed by the Turner portfolio managers as of October 31, 2010:

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
William C. McVail	Registered Investment Companies:	7	$1.2 billion	1	$44 million
	Other Pooled Investment Vehicles:	12	$79 million	1	$1 million
	Other Accounts:	44	$3.3 billion	4	$378 million

Frank L. Sustersic	Registered investment companies	5	$791 million	—	$0
	Other pooled investment vehicles	4	$22 million	3	$22 million
	Other accounts	4	$124 million	1	$11 million

Compensation

Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Finally, all of our investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Each employee has the opportunity to become an equity owner, which we believe is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

Conflicts of Interest

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Ownership in the Fund

Neither of the Turner portfolio managers own shares of the subadvised Fund.

Thrivent Partner Small Cap Value Fund

Investment decisions for Thrivent Partner Small Cap Value Fund are made by T. Rowe Price Associates, Inc. (“T. Rowe Price”) which Thrivent Financial has engaged as investment subadviser for the Fund. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price has over 70 years of investment management experience and approximately $482.0 billion of total assets under management as of December 31, 2010.

T. Rowe Price Portfolio Managers

Thrivent Partner Small Cap Value Fund is managed by an Investment Advisory Committee chaired by Preston G. Athey.

Other Accounts Managed by Mr. Athey.

The following table provides information relating to other accounts managed by Mr. Athey as of October 31, 2010.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	7	$8,023,665
• other pooled investment vehicles:	1	$18,478,152
• other accounts:	10	$525,464,548

None of the accounts listed above have performance-based advisory fees.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Small-Cap Core Funds), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring T. Rowe Price’s younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), Luxembourg SICAVs, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Ownership in the Portfolios

Mr. Athey does not own shares of the subadvised Fund.

Thrivent Partner Mid Cap Value Fund

Investment decisions for Thrivent Partner Mid Cap Value Fund are made by Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282-2198, which Thrivent Financial has engaged as investment subadviser for the Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of December 31, 2010, GSAM, including its investment advisory affiliates, had assets under management of approximately $717.1 billion.

GSAM Portfolio Managers

Other Accounts Managed by the GSAM Portfolio Managers

The following table provides information relating to other accounts managed by the members of the Value Team as of October 31, 2010.

Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts (in $ millions)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets of with Advisory Fee Based on Performance (in $ millions)
Dolores Bamford	Registered investment companies	6	$11,410	—	$0
	Other pooled investment vehicles	2	$186	2	$186
	Other accounts	166	$8,832	1	$59
Andrew Braun	Registered investment companies	7	$12,673	—	$0
	Other pooled investment vehicles	2	$186	2	$186
	Other accounts	166	$8,832	1	$59
Sean Gallagher	Registered investment companies	7	$12,673	—	$0
	Other pooled investment vehicles	2	$186	2	$186
	Other accounts	166	$8,832	1	$59

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for this Fund is the Russell Midcap® Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Ownership of the Portfolio

None of the Value Team members own shares of the subadvised Fund.

Thrivent Partner Worldwide Allocation Fund

Investment decisions for Thrivent Partner Worldwide Allocation Fund are made by Mercator Asset Management LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management Inc. (“Victory”) and Goldman Sachs Asset Management, L.P. (“GSAM”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets including separate accounts, commingled funds and a mutual fund. Principal is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a directly wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $232.4 billion in assets under management as of December 31, 2010. Aberdeen is located at Bow Bells House, 1 Bread Street, London, England EC4M 9HH and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $286,989 billion in assets as of December 31, 2010 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. Victory is located at 127 Public Square, Cleveland, OH 44114 and, through predecessor firms, was organized in 1894. Victory began managing tax-exempt assets in 1912 and, as of December 31, 2010 Victory managed approximately $35.2 billion in assets. GSAM is located at 200 West Street, New York, New York 10282-2198. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2010, GSAM, including its investment advisory affiliates, had assets under management of approximately $717.1 billion.

Mercator Portfolio Managers

Other Accounts Managed by Mercator Portfolio Managers

The following table provides information about the other accounts managed by the Mercator portfolio management team of James E. Chaney and Peter F. Spano as of October 31, 2010.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	3	$790,703,102
• other pooled investment vehicles:	2	$2,000,740,601
• other accounts:	27	$4,025,590,008

One of the “other accounts” listed above has a performance-based advisory fee and has assets of $147,899,087.

Compensation

Mr. Chaney and Mr. Spano receive compensation that is equal to a pre-determined pro-rata share of Mercator’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution. It is the only form of compensation that they receive and is very dependent upon the firm’s asset performance. They receive no base salary, are not part of a bonus system and receive no deferred compensation. Mr. Chaney and Mr. Spano are also offered an attractive retirement savings plan.

Conflicts of Interest

Mercator, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. In order to comply with this duty, Mercator has a written Code of Ethics that requires that all Access Persons avoid conflicts of interest and avoid situations that have even the appearance of conflict or impropriety. If any conflict may arise with respect to a client, all material facts concerning such conflict must be fully disclosed.

Ownership of the Fund

Neither Mr. Chaney nor Mr. Spano own shares of the subadvised Fund.

Principal Portfolio Managers

Other Accounts Managed by Principal Portfolio Managers

The following table provides information about other accounts managed by the Principal portfolio managers as of October 31, 2010.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
John Pihlblad	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	7 1 3	$ $ $	2,293.4 million 95.4 million 417.3 million

Mark Nebelung	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	6 1 5	$ $ $	2,287.4 million 95.4 million 498.6 million

None of the accounts listed above has a performance-based advisory fee.

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with one-year results weighted 20% and three- and five-year results each weighted 40%. Investment performance generally comprises 60% of total variable compensation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Discretionary compensation metrics are specifically aligned with the results of the Equities group rather than the broader Principal Financial Group. For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with the majority required to be invested in equity funds managed by the team. All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments.

Conflicts of Interest

Principal provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Ownership of the Fund

Neither Mr. Pihlblad nor Mr. Nebelung own shares of the subadvised Fund.

Aberdeen Portfolio Manager

Other Accounts Managed by Aberdeen Portfolio Manager

The following table provides information about the other accounts managed by Devan Kaloo as of October 31, 2010.

Type of Accounts	Total # of Accounts Managed	Total Assets in the Accounts	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets of with Advisory Fee Based on Performance (in $ millions)
• registered investment companies:	9	$3,942.45 million	0	$0
• other pooled investment vehicles:	14	$17,573.15 million	0	$0
• other accounts:	53	$18,348.31 million	6	$1,909.72 million

Compensation

Aberdeen compensates its portfolio managers for their management of particular assets. A portfolio manager’s compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on the performance of the overall advisory organization, the emerging markets equity team and the contribution of the individual to the team’s performance.

Conflicts of Interest

An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. A potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Aberdeen believes, however, that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.

Ownership of the Fund

Mr. Kaloo does not own shares of the subadvised Fund.

Victory Portfolio Manager

Other Accounts Managed by Victory Portfolio Manager

The following table provides information about the other accounts managed by Margaret Lindsay as of October 31, 2010.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	1	$38.476 million
• other pooled investment vehicles:	9	$425.642 million
• other accounts:	13	$759.736 million

None of the accounts listed above has a performance-based advisory fee.

Compensation

Victory’s compensation package for investment professionals includes a combination of base salary, annual cash bonus, and long-term deferred compensation. Bonuses are based on investment performance incentives and by the incremental growth in revenue of their respective strategies. Long-term compensation is directly tied to the net operating earnings growth of Victory and the performance of a portfolio of Victory strategies.

Conflicts of Interest

Portfolio managers at Victory typically manage multiple portfolios. Accounts participating in the same strategy are block traded to ensure that no account receives preferential treatment and to ensure consistency. In addition, all qualifying accounts participate in the composite and are, therefore, monitored for deviation via monthly composite reporting.

Ownership of the Fund

Ms. Lindsay does not own shares of the subadvised Fund.

GSAM Portfolio Managers

Other Accounts Managed by GSAM Portfolio Managers

The following table provides information about the other accounts managed by the GSAM portfolio managers as of October 31, 2010.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Samuel Finkelstein	Registered Investment Companies:	91	$44,627 million	2	$800 million
	Other Pooled Investment Vehicles:	95	$40,073 million	21	$6,207 million
	Other Accounts:	1822	$216,035 million	37	$12,162 million

Ricardo Penfold	Registered Investment Companies:	24	$11,370 million	—	—
	Other Pooled Investment Vehicles:	24	$15,380 million	8	$3,404 million
	Other Accounts:	88	$43,662 million	—	—

Please note that all of GSAM’s fixed income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with the general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.

For each portfolio manager listed above, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

Compensation

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The benchmark for this Fund is the MSCI All Country World Index ex-USA.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing the Portfolio as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.

GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Ownership of the Fund

Messrs. Finkelstein and Penfold do not own shares of the subadvised Fund.

Thrivent Partner International Stock Fund

Investment decisions for Thrivent Partner International Stock Fund are made by Mercator Asset Management LP (“Mercator”) and Principal Global Advisors, LLC (“Principal”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2010, Mercator managed approximately $7.3 billion in assets including separate accounts, commingled funds and a mutual fund. Principal is located at 801 Grand Avenue, Des Moines, Iowa 50392, and subadvises a portion of the Thrivent Partner International Stock Fund. Principal is a directly wholly-owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $232.4 billion in assets under management as of December 31, 2010.

Mercator Portfolio Managers

Other Accounts Managed by Mercator Portfolio Managers

The following table provides information about the other accounts managed by the Mercator portfolio management team of James E. Chaney and Peter F. Spano as of October 31, 2010.

	Total # of Accounts Managed	Total Assets
• registered investment companies:	3	$376,280,493
• other pooled investment vehicles:	2	$2,000,740,601
• other accounts:	27	$4,025,590,008

One of the “other accounts” listed above has a performance-based advisory fee and has assets of $147,899,087.

Compensation

Mr. Chaney and Mr. Spano receive compensation that is equal to a pre-determined pro-rata share of Mercator’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution. It is the only form of compensation that they receive and is very dependent upon the firm’s asset performance. They receive no base salary, are not part of a bonus system and receive no deferred compensation. Mr. Chaney and Mr. Spano are also offered an attractive retirement savings plan.

Conflicts of Interest

Mercator, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. In order to comply with this duty, Mercator has a written Code of Ethics that requires that all Access Persons avoid conflicts of interest and avoid situations that have even the appearance of conflict or impropriety. If any conflict may arise with respect to a client, all material facts concerning such conflict must be fully disclosed.

Ownership of the Portfolio

Neither Mr. Chaney nor Mr. Spano own shares of the subadvised Fund.

Principal Global Investors, LLC Portfolio Managers

Other Accounts Managed by Principal Portfolio Managers

The following table provides information about other accounts managed by the Principal portfolio managers as of October 31, 2010.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
John Pihlblad	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	7 1 3	$ $ $	2,133.1 million 95.4 million 417.3 million

Mark Nebelung	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	6 1 5	$ $ $	2,127.1 million 95.4 million 498.6 million

None of the accounts listed above have performance-based advisory fees.

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with one-year results weighted 20% and three- and five-year results each weighted 40%. Investment performance generally comprises 60% of total variable compensation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Discretionary compensation metrics are specifically aligned with the results of the Equities group rather than the broader Principal Financial Group. For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with the majority required to be invested in equity funds managed by the team. All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments.

Conflicts of Interest

Principal provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Ownership of the Portfolio

Neither Mr. Pihlblad nor Mr. Nebelung own shares of the subadvised Fund.

Affiliated Persons

The following officers of Thrivent Asset Mgt., the Funds’ investment adviser, are affiliated with the Trust:

Affiliated Person	Position with Trust	Position with Thrivent Asset Mgt.
Russell W. Swansen	President	Elected Manager and President
David S. Royal	Secretary and Chief Legal Officer	General Counsel and Secretary
Ted S. Dryden	Chief Compliance Officer	Chief Compliance Officer
Janice M. Guimond	Vice President	Vice President and Chief Operating Officer
Kathleen M. Koelling	Anti-Money Laundering Officer	Privacy Officer

The Advisory and Subadvisory Agreements

The advisory agreement provides that Thrivent Asset Mgt. will provide overall investment supervision of the assets of each Fund. Thrivent Asset Mgt. furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the adviser’s affiliated persons. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds’ Trustees other than those affiliated with the adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and subadvisory agreements terminate automatically upon assignment. With respect to a particular Fund, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Trustees or by the vote of a majority of the outstanding shares of such Fund. The adviser may terminate the agreement on 60 days written notice to the Trust.

Advisory Fees

The advisory contract between Thrivent Asset Mgt. and the Trust provides for the following advisory fees for each class of shares of a Fund, expressed as an annual rate of average daily net assets:

Thrivent Aggressive Allocation Fund
Fund assets invested in all asset types (including Thrivent mutual funds)

First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Fund assets invested in assets other than Thrivent mutual funds:	0.600%

Thrivent Moderately Aggressive Allocation Fund
Fund assets invested in all asset types (including Thrivent mutual funds)

First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Fund assets invested in assets other than Thrivent mutual funds:	0.550%

Thrivent Moderate Allocation Fund
Fund assets invested in all asset types (including Thrivent mutual funds)

First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Fund assets invested in assets other than Thrivent mutual funds:	0.500%

Thrivent Moderately Conservative Allocation Fund
Fund assets invested in all asset types (including Thrivent mutual funds)

First $500 million:	0.150%
Next $1.5 billion:	0.125%
Over $2 billion:	0.100%

Fund assets invested in assets other than Thrivent mutual funds:	0.450%

Thrivent Real Estate Securities Fund
First $500 million:	0.800%
Over $500 million:	0.750%

Thrivent Partner Small Cap Growth Fund
First $500 million:	0.900%
Over $500 million:	0.800%

Thrivent Partner Small Cap Value Fund
All assets:	0.700%

Thrivent Small Cap Stock Fund
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Mid Cap Growth Fund
First $100 million:	0.450%
Next $150 million:	0.400%
Next $250 million:	0.350%
Next $500 million:	0.300%
Over $1 billion:	0.250%

Thrivent Partner Mid Cap Value Fund
First $200 million:	0.750%
Over $200 million:	0.700%

Thrivent Mid Cap Stock Fund
First $200 million:	0.700%
Next $800 million:	0.650%
Next $1.5 billion:	0.600%
Next $2.5 billion:	0.550%
Over $5 billion:	0.525%

Thrivent Partner Worldwide Allocation Fund
First $250 million:	0.900%
Over $250 million:	0.850%

Thrivent Partner International Stock Fund
First $50 million:	0.650%
Over $50 million:	0.600%

Thrivent Large Cap Growth Fund
First $500 million:	0.750%
Next $500 million:	0.700%
Next $1.5 billion:	0.650%
Next $2.5 billion:	0.600%
Over $5 billion:	0.575%

Thrivent Large Cap Value Fund
All assets:	0.450%

Thrivent Large Cap Stock Fund
First $500 million:	0.650%
Next $500 million:	0.575%
Next $1 billion:	0.500%
Next $500 million:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent Equity Income Plus Fund
First $250 million:	0.650%
Over $250 million:	0.600%

Thrivent Balanced Fund
First $500 million:	0.550%
Next $500 million:	0.500%
Next $1.5 billion:	0.475%
Next $2.5 billion:	0.450%
Over $5 billion:	0.425%

Thrivent High Yield Fund
First $500 million:	0.400%
Next $500 million:	0.350%
Over $1 billion:	0.300%

Thrivent Diversified Income Plus Fund
All assets:	0.550%

Thrivent Municipal Bond Fund
First $500 million:	0.450%
Next $500 million:	0.400%
Next $1.5 billion:	0.350%
Next $2.5 billion:	0.325%
Over $5 billion:	0.300%

Thrivent Income Fund
First $500 million:	0.350%
Next $500 million:	0.325%
Over $1 billion:	0.300%

Thrivent Core Bond Fund
First $500 million:	0.450%
Next $500 million:	0.400%
Next $1.5 billion:	0.375%
Next $2.5 billion:	0.350%
Over $5 billion:	0.325%

Thrivent Government Bond Fund
First $500 million:	0.400%
Over $500 million:	0.350%

Thrivent Limited Maturity Bond Fund
First $500 million:	0.300%
Next $500 million:	0.275%
Over $1 billion:	0.250%

Thrivent Money Market Fund
First $500 million:	0.500%
Next $250 million:	0.400%
Next $250 million:	0.350%
Next $1.5 billion:	0.325%
Next $2.5 billion:	0.300%
Over $5 billion:	0.275%

As of February 28, 2011, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Thrivent Money Market Fund	0.20%	0.10%	2/28/2012

As of February 28, 2011, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Thrivent Aggressive Allocation Fund[1]	1.30%	—	2/28/2012
Thrivent Moderately Aggressive Allocation Fund	1.15%	0.81%	5/15/2011
Thrivent Moderate Allocation Fund	1.07%	0.74%	5/15/2011
Thrivent Moderately Conservative Allocation Fund	0.98%	0.72%	5/15/2011
Thrivent Real Estate Securities Fund	1.30%	—	2/28/2012
Thrivent Partner Small Cap Growth Fund	1.45%	—	2/28/2012
Thrivent Partner Small Cap Value Fund	1.40%	—	2/28/2012
Thrivent Small Cap Stock Fund	1.40%	—	2/28/2012
Thrivent Partner Mid Cap Value Fund	1.25%	—	2/28/2012
Thrivent Partner Worldwide Allocation Fund	1.30%	1.00%	2/28/2012
Thrivent Large Cap Growth Fund	1.20%	—	2/28/2012
Thrivent Equity Income Plus Fund	1.15%	0.80%	2/28/2012
Thrivent Diversified Income Plus Fund	0.95%	—	2/28/2012
Thrivent Core Bond Fund	0.85%	—	2/28/2012
Thrivent Government Bond Fund	0.90%	0.65%	2/28/2012

1	Contractual expense reimbursements for Class A shares of 1.25% are in effect until the expiration date of 5/15/2011.

The following table shows the total dollar amounts for investment advisory services each Fund paid during its past three fiscal years to its investment adviser (before giving effect to any expense reimbursements).

Fund	10/31/2010	10/31/2009	10/31/2008
Thrivent Aggressive Allocation Fund	$1,467,882	$617,535	$580,139
Thrivent Moderately Aggressive Allocation Fund	$2,806,623	$1,321,475	$1,285,287
Thrivent Moderate Allocation Fund	$2,568,234	$1,321,415	$1,256,930
Thrivent Moderately Conservative Allocation Fund	$1,163,294	$609,004	$529,868
Thrivent Real Estate Securities Fund[1]	$800,667	$530,654	$767,789
Thrivent Partner Small Cap Growth Fund	$917,906	$660,427	$760,115
Thrivent Partner Small Cap Value Fund	$1,494,030	$995,930	$1,014,737
Thrivent Small Cap Stock Fund	$2,061,111	$2,099,166	$3,224,071
Thrivent Mid Cap Growth Fund	$1,370,095	$1,000,963	$1,257,389
Thrivent Partner Mid Cap Value Fund	$823,676	$578,271	$473,742
Thrivent Mid Cap Stock Fund	$5,060,023	$4,627,784	$6,469,331
Thrivent Partner Worldwide Allocation Fund[2]	$1,689,075	$917,813	$567,190
Thrivent Partner International Stock Fund	$2,645,539	$2,331,992	$3,604,749
Thrivent Large Cap Growth Fund	$2,331,835	$2,239,553	$3,782,895
Thrivent Large Cap Value Fund	$2,201,423	$1,941,520	$2,726,346
Thrivent Large Cap Stock Fund	$9,965,878	$9,188,188	$14,667,711
Thrivent Equity Income Plus Fund[1,2]	$208,542	$154,597	$147,087
Thrivent Balanced Fund	$1,120,934	$998,483	$1,526,279
Thrivent High Yield Fund	$2,627,546	$2,094,482	$2,253,527
Thrivent Diversified Income Plus Fund[1]	$856,601	$673,698	$852,662
Thrivent Municipal Bond Fund	$5,661,859	$5,044,061	$4,900,198
Thrivent Income Fund	$2,559,472	$2,304,281	$2,636,675
Thrivent Core Bond Fund	$1,309,751	$1,250,723	$1,605,129
Thrivent Government Bond Fund[3]	$254,325	N/A	N/A
Thrivent Limited Maturity Bond Fund	$2,019,774	$1,462,504	$1,436,964
Thrivent Money Market Fund	$3,935,920	$5,582,552	$6,327,557

1	For the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008.
2	The Fund commenced operations on February 29, 2008.
3	The Fund commenced operations on February 26, 2010.

The next table shows the total expenses reimbursed with respect to the Funds for the last three fiscal years.

Fund	10/31/2010	10/31/2009	10/31/2008
Thrivent Aggressive Allocation Fund	$837,436	$893,005	$601,354
Thrivent Moderately Aggressive Allocation Fund	$1,264,952	$1,411,941	$845,054
Thrivent Moderate Allocation Fund	$794,074	$886,889	$449,572
Thrivent Moderately Conservative Allocation Fund	$484,343	$453,866	$316,910
Thrivent Real Estate Securities Fund[1]	$65,746	$85,933	$71,876
Thrivent Partner Small Cap Growth Fund	$1,304	$19,940	$14,055
Thrivent Partner Small Cap Value Fund	$47,479	$93,804	$166,404
Thrivent Small Cap Stock Fund	$330	$24,840	$87,065
Thrivent Mid Cap Growth Fund	$95	$36,338	$101,583
Thrivent Partner Mid Cap Value Fund	$32,842	$39,455	$28,076
Thrivent Mid Cap Stock Fund	$24	$13,024	$78,096
Thrivent Partner Worldwide Allocation Fund[2]	$419,311	$409,777	$211,478
Thrivent Partner International Stock Fund	$671	$32,872	$37,705
Thrivent Large Cap Growth Fund	$544,380	$593,301	$495,900
Thrivent Large Cap Value Fund	$34	$20,737	$43,938
Thrivent Large Cap Stock Fund	$168	$74,613	$265,935
Thrivent Equity Income Plus Fund[1,2]	$136,406	$137,789	$70,804
Thrivent Balanced Fund	$6,738	$22,118	$70,178
Thrivent High Yield Fund	$35	$18,033	$87,264
Thrivent Diversified Income Plus Fund[1]	$8,374	$32,075	$76,272
Thrivent Municipal Bond Fund	$—	$2,337	$13,757
Thrivent Income Fund	$49,122	$49,389	$88,439
Thrivent Core Bond Fund	$280,501	$259,681	$353,713
Thrivent Government Bond Fund[3]	$—	N/A	N/A
Thrivent Limited Maturity Bond Fund	$40,196	$30,502	$65,228
Thrivent Money Market Fund	$4,927,846	$2,975,067	$2,915,095

1	For the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008.
2	The Fund commenced operations on February 29, 2008.
3	The Fund commenced operations on February 26, 2010.

Subadvisory Fees

Thrivent Asset Mgt. pays Turner an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Small Cap Growth Fund. With respect to the portfolio assets that are invested in companies that have market capitalizations that fall within the bottom half of the portfolio’s benchmark index, the Russell 2000® Growth Index (the “microcap portion”), the fee payable is equal to 0.80% of the average daily net assets in that portion. With respect to the portfolio assets other than the microcap portion (the “other portion”), the fee payable on the other portion is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) (the “entire assets”) are no greater than $100 million, 0.60% of the average daily net assets when the entire assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire assets are greater than $350 million. For purposes of calculating these breakpoints, the average daily net assets managed by Turner are aggregated with the average daily net assets of the Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) managed by Turner. This Portfolio is a series of Thrivent Series Fund, Inc. Turner was paid $360,424 for its subadvisory services for the year ended October 31, 2008, $371,721 for the year ended October 31, 2009 and $641,688 for the year ended October 31, 2010.

Thrivent Asset Mgt. pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Small Cap Value Fund. The fee payable is equal to 0.60% of Thrivent Partner Small Cap Value

Fund’s average daily net assets. T. Rowe Price was paid $869,775 for its subadvisory services in the year ended October 31, 2008, $853,654 for the year ended October 31, 2009 and $1,280,597 for the year ended October 31, 2010.

Thrivent Asset Mgt. pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Mid Cap Value Fund. The fee payable is equal to 0.50% of the first $200 million of the average daily net assets managed by GSAM and 0.45% of average daily net assets managed by GSAM in excess of $200 million. GSAM was paid $315,464 for these subadvisory services the year ended October 31, 2008, $382,562 for the year ended October 31, 2009 and $530,215 for the year ended October 31, 2010.1

Thrivent Asset Mgt. pays Mercator an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund. The fee payable is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million of average daily net assets, 0.55% of the next $25 million of average daily net assets, 0.50% of the next $225 million of average daily net assets, 0.40% of the next $200 million of average daily net assets and 0.20% of average daily net assets over $500 million. Thrivent Asset Mgt. paid Mercator the following amounts for its subadvisory services during the last three years: $1,101,438 for the year ended October 31, 2008, $939,827 for the year ended October 31, 2009 and $1,034,178 for the year ended October 31, 2010.2

Thrivent Asset Mgt. pays Principal an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund and Thrivent Partner International Stock Fund. The fee payable is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million of average daily net assets and 0.25% of the average daily net assets over $1.0 billion. Principal was paid the following amounts for the last three years: $1,009,558 for its subadvisory services in the year ended October 31, 2008, $743,299 for the year ended October 31, 2009 and $905,850 for the year ended October 31, 2010.2

Thrivent Asset Mgt. pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.85% of the first $50 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by Aberdeen; 0.72% of the next $50 million of the Fund’s average daily net assets managed by Aberdeen; and 0.68% of all of the Fund’s average daily net assets managed by Aberdeen in excess of $100 million. Aberdeen was paid $64,493 for its subadvisory services for the year ended October 31, 2008, $128,220 for the year ended October 31, 2009 and $225,989 for the year ended October 31, 2010.3

Thrivent Asset Mgt. pays Victory an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.95% of the first $25 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by Victory; 0.85% of the next $75 million of the Fund’s average daily net assets managed by Victory; and 0.80% of all of the Fund’s average daily net assets managed by Victory in excess of $100 million. Victory was paid $83,591 for its subadvisory services for the year ended October 31, 2008, $133,166 for the year ended October 31, 2009 and $244,792 for the year ended October 31, 2010.4

[1]

For purposes of calculating this breakpoint, the average daily net assets of the Thrivent Partner Mid Cap Value Fund are aggregated with the average daily net assets of the Thrivent Partner Mid Cap Value Portfolio, a series of the Thrivent Series Fund, Inc., for which GSAM also acts as subadviser.

[2]

For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio, both series of Thrivent Series Fund, Inc., and managed by subadviser will be included in determining average daily net assets.

[3]

For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio, both series of Thrivent Series Fund, Inc., and managed by subadviser will be included in determining average daily net assets.

[4]

For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio, a series of Thrivent Series Fund, Inc., and managed by subadviser will be included in determining average daily net assets.

Thrivent Asset Mgt. pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Fund. The fee payable is equal to 0.55% of the first $50 million of Thrivent Partner Worldwide Allocation Fund’s average daily net assets managed by GSAM; 0.50% of the next $200 million of the Fund’s average daily net assets managed by GSAM; and 0.45% of all of the Fund’s average daily net assets managed by GSAM in excess of $250 million. GSAM was paid $35,934 for these subadvisory services for the year ended October 31, 2008, $56,894 for the year ended October 31, 2009 and $98,377 for the year ended October 31, 2010.4

Code of Ethics

The Trust, Thrivent Asset Mgt. and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

Proxy Voting Policies

The Trust has adopted the proxy voting policies of Thrivent Financial and Thrivent Asset Mgt. Those policies, and the proxy voting policies of each subadviser, are included in Appendix A. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-4836. You may also review this information at the Thrivent Financial website (www.thrivent.com) or the SEC website (www.sec.gov)

[4]	For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Portfolio, a series of Thrivent Series Fund, Inc., and managed by subadviser will be included in determining average daily net assets.

UNDERWRITING AND DISTRIBUTION SERVICES

The Funds’ principal underwriter and distributor, Thrivent Investment Mgt., is a Delaware corporation organized in 1986. Thrivent Investment Mgt. is an indirect wholly owned subsidiary of Thrivent Financial and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The officers and directors of Thrivent Investment Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.” Under an amended Distribution Contract (the “Distribution Contract”), Thrivent Investment Mgt. is granted the right to sell shares of the Funds as agent for the Trust. Thrivent Investment Mgt. offers the Funds’ shares for sale on a continuous basis through its sales force and has agreed to use its best efforts to secure purchasers for the shares of the Funds.

The Distribution Contract was initially approved by the Board of Trustees, including a majority of the Independent Trustees, on June 15, 1987 and will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees, including the Independent Trustees.

Underwriting Commissions

The Table below provides the total dollar amount of underwriting commissions received by Thrivent Investment Mgt. for the past three fiscal years of the Funds. Thrivent Investment Mgt. does not retain any of these amounts, which are used to pay commissions to financial representatives and other expenses. Thrivent Investment Mgt. does not receive compensation in connection with redemptions and repurchases or brokerage commissions.

Underwriting Commissions

Fund	10/31/2010	10/31/2009	10/31/2008
Thrivent Aggressive Allocation Fund	$2,166,531	$1,927,189	$2,715,113
Thrivent Moderately Aggressive Allocation Fund	$4,681,617	$4,249,785	$6,567,171
Thrivent Moderate Allocation Fund	$4,266,625	$3,402,468	$5,848,150
Thrivent Moderately Conservative Allocation Fund	$2,243,774	$1,602,391	$2,601,183
Thrivent Real Estate Securities Fund[1]	$44,299	$37,078	$50,529
Thrivent Partner Small Cap Growth Fund	$21,700	$18,607	$14,515
Thrivent Partner Small Cap Value Fund	$157,860	$137,225	$141,267
Thrivent Small Cap Stock Fund	$302,421	$343,540	$479,838
Thrivent Mid Cap Growth Fund	$359,234	$271,077	$360,947
Thrivent Partner Mid Cap Value Fund	$30,876	$20,122	$17,081
Thrivent Mid Cap Stock Fund	$557,605	$520,767	$792,563
Thrivent Partner Worldwide Allocation Fund[2]	$97,415	$53,965	$117,748
Thrivent Partner International Stock Fund	$175,279	$207,025	$410,112
Thrivent Large Cap Growth Fund	$246,453	$212,081	$337,161
Thrivent Large Cap Value Fund	$181,807	$205,515	$274,276
Thrivent Large Cap Stock Fund	$1,397,366	$1,438,828	$2,354,815
Thrivent Equity Income Plus Fund[1,2]	$107,251	$32,662	$71,951
Thrivent Balanced Fund	$205,091	$162,790	$288,213
Thrivent High Yield Fund	$1,006,308	$700,846	$630,021
Thrivent Diversified Income Plus Fund[1]	$810,931	$350,408	$358,003
Thrivent Municipal Bond Fund	$5,267,766	$3,643,873	$1,966,644
Thrivent Income Fund	$817,960	$390,165	$385,422
Thrivent Core Bond Fund	$429,552	$252,428	$280,943
Thrivent Government Bond Fund[3]	$46,705	N/A	N/A
Thrivent Limited Maturity Bond Fund	$—	$—	$—
Thrivent Money Market Fund	$114	$4,019	$6,243

1	For the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008.
2	The Fund commenced operations on February 29, 2008.
3	The Fund commenced operations on February 26, 2010.

12b-1 Distribution Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with respect to the Class A shares of each Fund. The 12b-1 Plan permits, among other things, payment by each such Fund for the purpose of:

•

paying compensation to registered representatives or other employees of the Thrivent Investment Mgt. who engage in or support distribution of the Funds; making payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell shares pursuant to Selling Agreements;

•	reimbursing expenses (including overhead and telephone expenses) of Thrivent Investment Mgt.;

•

providing training, marketing and support to dealers and others with respect to the sale of Fund shares; preparation, printing, and distribution of prospectuses, statements of additional information, and shareholder reports; organizing and conducting sales seminars and making payments in the form of transactional compensation or promotional incentives; receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; providing facilities to answer questions from prospective investors about the Funds, assisting investors in completing application forms and selecting dividend and other account options, and providing other reasonable assistance in connection with the distribution of the Funds; and

•

providing payment of expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; the preparation, printing and distribution of sales literature; the preparation, printing and distribution of prospectuses of the Trust and reports for recipients other than existing shareholders of the Trust; and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable.

The Trust and the Funds are authorized to engage in the activities listed above, and in other distribution and services activities, either directly or through other persons with which the Trust has entered into agreements pursuant to the 12b-1 Plan.

The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the 12b-1 Plan without approval by a 1940 Act Majority Vote of the applicable Class A shareholders. The 12b-1 Plan also provides that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Independent Trustees, by vote cast in person at a meeting called for the purpose of considering such amendments.

While the 12b-1 Plan is in effect, the selection and nomination of the Independent Trustees of the Trust has been committed to the discretion of the Independent Trustees, and any person who acts as legal counsel for the Independent Trustees must be an independent legal counsel. The 12b-1 Plan was approved by the initial shareholders of the Trust on September 13, 1988. It is subject to annual approval, by the Board of Trustees and by the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan is terminable with respect to the either the Class A shares of any Fund at any time by a vote of a majority of the Independent Trustees or by 1940 Act Majority Vote of the applicable Class A shareholders of such Fund. A quarterly report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were incurred must be made to the Trustees for their review.

In connection with the services to be provided by Thrivent Investment Mgt. under the Rule 12b-1 Plan, Class A shares of the Funds pay Thrivent Investment Mgt. an aggregate fee for distribution and shareholder servicing equal to an annual rate of no more than 0.25% (0.125% for Thrivent Government Bond Fund, Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund) of the average daily net asset value represented by such shares. The fee is accrued daily and paid monthly. The following table shows the amount paid by the Funds to the distributor under the 12b-1 Plan for the most recent fiscal year and the manner in which this amount was spent.

		Expenditures:
Fund	12b-1 Fees Paid by the Fund	Compensation to Registered Representatives	Other
Thrivent Aggressive Allocation Fund	$995,757	$575,612	$432,022
Thrivent Moderately Aggressive Allocation Fund	$2,509,198	$1,450,479	$1,088,648
Thrivent Moderate Allocation Fund	$2,554,047	$1,476,405	$1,108,106
Thrivent Moderately Conservative Allocation Fund	$1,115,181	$644,647	$483,836
Thrivent Real Estate Securities Fund	$31,689	$18,746	$13,544
Thrivent Partner Small Cap Growth Fund	$38,634	$22,333	$16,762
Thrivent Partner Small Cap Value Fund	$168,418	$97,357	$73,070
Thrivent Small Cap Stock Fund	$586,426	$338,992	$254,428
Thrivent Mid Cap Growth Fund	$555,568	$321,154	$241,040
Thrivent Partner Mid Cap Value Fund	$38,180	$22,071	$16,565
Thrivent Mid Cap Stock Fund	$1,381,015	$798,316	$599,171
Thrivent Partner Worldwide Allocation Fund	$75,341	$43,552	$32,688
Thrivent Partner International Stock Fund	$434,191	$250,991	$188,379
Thrivent Large Cap Growth Fund	$305,178	$176,413	$132,405
Thrivent Large Cap Value Fund	$452,559	$261,608	$196,349
Thrivent Large Cap Stock Fund	$3,973,694	$2,297,053	$1,724,038
Thrivent Equity Income Plus Fund	$14,436	$8,540	$6,170
Thrivent Balanced Fund	$369,876	$213,812	$160,475
Thrivent High Yield Fund	$1,048,607	$606,163	$454,952
Thrivent Diversified Income Plus Fund	$371,773	$219,929	$158,897
Thrivent Municipal Bond Fund	$3,286,710	$1,899,932	$1,425,982
Thrivent Income Fund	$949,312	$548,764	$411,871
Thrivent Core Bond Fund	$587,524	$339,627	$254,905
Thrivent Government Bond Fund[1]	$2,715	$1,569	$1,178
Thrivent Limited Maturity Bond Fund	$251,146	$145,179	$108,963
Thrivent Money Market Fund	$1,059,926	$612,706	$459,863

[1]	The Fund commenced operations on February 26, 2010.

Affiliated Persons

The following officer of Thrivent Investment Mgt., the Funds’ principal underwriter and distributor, is affiliated with the Trust.

Affiliated Person	Position with Trust	Position with Thrivent Investment Mgt.
Kathleen M. Koelling	Anti-Money Laundering Officer	Privacy and Anti-Money Laundering Officer

OTHER SERVICES

Custodian

The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for holding the Funds’ assets.

Transfer Agent

Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency and dividend payment services necessary to the Funds on a per-account basis.

Administration Contract

Up until January 1, 2009, Thrivent Asset Mgt. provided administrative personnel and services necessary to operate the Funds on a daily basis for a fee equal to 0.02 percent of the Funds’ average daily net assets. As of January 1, 2009, Thrivent Asset Mgt. provides both administrative and accounting services to the Funds under one contract, an Administrative Services Agreement (the “Combined Agreement”). Under the Combined Agreement, each Fund pays Thrivent Asset Mgt. an annual fee equal to the sum of $70,000 plus 0.02 percent of the Fund’s average daily net assets for both administrative and accounting services.

The total dollar amounts paid to Thrivent Asset Mgt. for administrative services for the stub period of November 1, 2008 through December 31, 2008 (the “2008 Stub Period”) and the fiscal year ended October 31, 2008 are disclosed in the immediate table below. Payments made under the Combined Agreement during the period from January 1, 2009 through October 31, 2009 (the “2009 Stub Period”) and the fiscal year ended October 31, 2010 are disclosed in the table immediately following the table below.

Fund	2008 Stub Period	10/31/2008
Thrivent Aggressive Allocation Fund	$9,696	$77,352
Thrivent Moderately Aggressive Allocation Fund	$23,457	$185,646
Thrivent Moderate Allocation Fund	$24,120	$181,109
Thrivent Moderately Conservative Allocation Fund	$10,354	$70,649
Thrivent Real Estate Securities Fund[1]	N/A	$19,195
Thrivent Partner Small Cap Growth Fund	$2,185	$16,891
Thrivent Partner Small Cap Value Fund	$4,142	$28,993
Thrivent Small Cap Stock Fund	$10,327	$96,125
Thrivent Mid Cap Growth Fund	$6,606	$61,934
Thrivent Partner Mid Cap Value Fund	$2,311	$12,633
Thrivent Mid Cap Stock Fund	$20,966	$196,336
Thrivent Partner Worldwide Allocation Fund[2]	$2,365	$12,604
Thrivent Partner International Stock Fund	$12,450	$119,325
Thrivent Large Cap Growth Fund	$9,046	$101,307
Thrivent Large Cap Value Fund	$14,011	$121,171
Thrivent Large Cap Stock Fund	$54,658	$552,806
Thrivent Equity Income Plus Fund[1,2]	N/A	$4,526
Thrivent Balanced Fund	$6,003	$55,501
Thrivent High Yield Fund	$14,283	$114,555
Thrivent Diversified Income Plus Fund[1]	N/A	$31,006
Thrivent Municipal Bond Fund	$38,119	$237,154
Thrivent Income Fund	$21,360	$154,565
Thrivent Core Bond Fund	$9,422	$71,339

Fund	2008 Stub Period	10/31/2008
Thrivent Government Bond Fund[3]	N/A	N/A
Thrivent Limited Maturity Bond Fund	$15,247	$95,798
Thrivent Money Market Fund	$50,242	$320,157

1	For the fiscal year ended December 31, 2008. The 2008 Stub Period is inapplicable in this case.
2	The Fund commenced operations on February 29, 2008.
3	The Fund commenced operations on February 26, 2010.

Payments made under the Combined Agreement for administrative and accounting services for the fiscal year ended October 31, 2010 and the 2009 Stub Period are as follows:

Fund	10/31/2010	2009 Stub Period
Thrivent Aggressive Allocation Fund	$163,532	$117,032
Thrivent Moderately Aggressive Allocation Fund	$285,760	$194,598
Thrivent Moderate Allocation Fund	$283,242	$194,295
Thrivent Moderately Conservative Allocation Fund	$162,776	$116,456
Thrivent Real Estate Securities Fund[1]	$90,017	$83,266
Thrivent Partner Small Cap Growth Fund	$90,398	$70,825
Thrivent Partner Small Cap Value Fund	$112,686	$82,646
Thrivent Small Cap Stock Fund	$130,342	$109,519
Thrivent Mid Cap Growth Fund	$138,291	$99,614
Thrivent Partner Mid Cap Value Fund	$91,965	$71,443
Thrivent Mid Cap Stock Fund	$222,616	$176,684
Thrivent Partner Worldwide Allocation Fund	$107,538	$76,364
Thrivent Partner International Stock Fund	$157,351	$122,783
Thrivent Large Cap Growth Fund	$132,182	$109,009
Thrivent Large Cap Value Fund	$167,841	$130,612
Thrivent Large Cap Stock Fund	$423,635	$326,203
Thrivent Equity Income Plus Fund[1]	$76,417	$74,757
Thrivent Balanced Fund	$110,761	$88,639
Thrivent High Yield Fund	$205,860	$150,097
Thrivent Diversified Income Plus Fund[1]	$101,149	$94,498
Thrivent Municipal Bond Fund	$350,678	$265,589
Thrivent Income Fund	$219,814	$171,083
Thrivent Core Bond Fund	$128,211	$104,499
Thrivent Government Bond Fund[2]	$59,383	N/A
Thrivent Limited Maturity Bond Fund	$207,802	$140,778
Thrivent Money Market Fund	$245,003	$282,402

1	For fiscal years ended December 31, 2010 and December 31, 2009.
2	The Fund commenced operations on February 26, 2010.

Accounting Services Agreement

Up until January 1, 2009, Thrivent Asset Mgt. provided certain accounting and pricing services to the Funds under an accounting services agreement. These services included calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances; recording purchases and sales based on subadviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for the Funds.

As of January 1, 2009, Thrivent Asset Mgt. provides both these accounting services and other administrative services to the Funds under the Combined Agreement. Under the Combined Agreement, each Fund pays Thrivent Asset Mgt. an annual fee equal to the sum of $70,000 plus 0.02 percent of the Fund’s average daily net assets for both accounting and administrative services.

The payments for the 2008 Stub Period and the fiscal year ended October 31, 2008 under the previous accounting services agreement are shown below. Payments made under the Combined Agreement during the 2009 Stub Period and the fiscal year ended October 31, 2010 are disclosed in the table immediately preceding this “Accounting Services Agreement” section.

Fund	2008 Stub Period	10/31/2008
Thrivent Aggressive Allocation Fund	$4,000	$24,000
Thrivent Moderately Aggressive Allocation Fund	$3,668	$12,008
Thrivent Moderate Allocation Fund	$5,668	$34,008
Thrivent Moderately Conservative Allocation Fund	$5,668	$44,008
Thrivent Real Estate Securities Fund[1]	N/A	$18,000
Thrivent Partner Small Cap Growth Fund	$3,666	$21,996
Thrivent Partner Small Cap Value Fund	$4,166	$24,996
Thrivent Small Cap Stock Fund	$7,834	$47,004
Thrivent Mid Cap Growth Fund	$5,666	$33,996
Thrivent Partner Mid Cap Value Fund	$3,166	$18,996
Thrivent Mid Cap Stock Fund	$13,000	$78,000
Thrivent Partner Worldwide Allocation Fund[2]	$7,500	$30,000
Thrivent Partner International Stock Fund	$9,000	$54,000
Thrivent Large Cap Growth Fund	$5,334	$32,004
Thrivent Large Cap Value Fund	$7,000	$42,000
Thrivent Large Cap Stock Fund	$34,666	$207,996
Thrivent Equity Income Plus Fund[1,2]	N/A	$13,330
Thrivent Balanced Fund	$7,500	$45,000
Thrivent High Yield Fund	$9,166	$54,996
Thrivent Diversified Income Plus Fund[1]	N/A	$29,004
Thrivent Municipal Bond Fund	$15,166	$90,996
Thrivent Income Fund	$10,166	$60,996
Thrivent Core Bond Fund	$8,166	$48,996
Thrivent Government Bond Fund[3]	N/A	N/A
Thrivent Limited Maturity Bond Fund	$5,666	$33,996
Thrivent Money Market Fund	$13,834	$83,004

1	For the fiscal year ended December 31, 2008. The 2008 Stub Period is inapplicable in this case
2	The Fund commenced operations on February 29, 2008.
3	The Fund commenced operations on February 26, 2010.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Trust’s independent registered public accounting firm, providing professional services including audits of the Funds’ annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and preparation, review and signing of the annual income tax returns filed on behalf of the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Funds, the Advisory Contract authorizes Thrivent Asset Mgt., acting by its own officers, directors or employees or by a subadviser to select the brokers or dealers that will execute purchase and sale transactions for the Funds. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Asset Mgt. and the subadvisers will use reasonable efforts to seek on behalf of the Funds the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Asset Mgt. and the subadvisers will consider all factors it deems relevant, including:

(1)	the breadth of the market in and the price of the security,

(2)	the financial condition and execution capability of the broker or dealer, and

(3)	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Asset Mgt. and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Asset Mgt., the subadvisers, or an affiliate of Thrivent Asset Mgt. or the subadvisers, exercises investment discretion. Thrivent Asset Mgt. and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Asset Mgt. or the subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Asset Mgt. or the subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Asset Mgt.

Certain subadvisers may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.

The Trust’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

The investment decisions for a Fund are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Asset Mgt., a subadviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Asset Mgt. and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtainable or sold by a Fund.

Affiliated Transactions

GSAM may place trades with certain brokers with which it is under common control, including Goldman Sachs, provided it determines that these affiliates’ products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. GSAM may trade with its affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” GSAM also may trade with its affiliated brokers on an execution-only basis.

Brokerage Commissions

The following table shows the amount of brokerage commissions the Funds paid in each of the past three fiscal years:

Fund	10/31/2010	10/31/2009	10/31/2008
Thrivent Aggressive Allocation Fund[1]	$391,677	$30,963	$390
Thrivent Moderately Aggressive Allocation Fund[1]	$605,722	$56,322	$1,556
Thrivent Moderate Allocation Fund[1]	$420,788	$51,794	$2,096
Thrivent Moderately Conservative Allocation Fund[1]	$161,207	$19,948	$928
Thrivent Real Estate Securities Fund[2]	$22,526	$30,274	$78,103
Thrivent Partner Small Cap Growth Fund	$244,371	$274,995	$367,521
Thrivent Partner Small Cap Value Fund	$132,210	$116,243	$170,248
Thrivent Small Cap Stock Fund	$1,717,303	$2,747,534	$2,795,011
Thrivent Mid Cap Growth Fund	$335,708	$361,701	$590,647
Thrivent Partner Mid Cap Value Fund[3]	$250,386	$289,862	$136,777
Thrivent Mid Cap Stock Fund	$1,309,532	$1,262,902	$5,219,412
Thrivent Partner Worldwide Allocation Fund[4,5]	$418,144	$280,702	$176,059
Thrivent Partner International Stock Fund[5]	$1,152,629	$844,636	$1,223,134
Thrivent Large Cap Growth Fund	$1,491,604	$1,601,209	$1,825,248
Thrivent Large Cap Value Fund	$1,029,760	$988,197	$611,088
Thrivent Large Cap Stock Fund	$6,133,995	$5,679,483	$4,927,602
Thrivent Equity Income Plus Fund[2,4]	$196,071	$178,772	$69,219
Thrivent Balanced Fund	$503,943	$653,125	$335,584
Thrivent High Yield Fund	$3,543	$5,334	$9,924
Thrivent Diversified Income Plus Fund[2]	$108,199	$117,421	$125,912
Thrivent Municipal Bond Fund	$1,220	$—	$—
Thrivent Income Fund	$43,775	$31,770	$147,098
Thrivent Core Bond Fund	$15,859	$55,189	$80,786
Thrivent Government Bond Fund[6]	$—	N/A	N/A
Thrivent Limited Maturity Bond Fund	$43,628	$59,621	$66,693
Thrivent Money Market Fund	$—	$—	$—

[1]

The increase in brokerage commissions for the fiscal year ended October 31, 2010 from the previous fiscal year reflects the Fund’s increasing investment in direct investments, as opposed to investments in underlying mutual funds.

[2]	For the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008.
[3]

Amount paid to affiliated broker-dealer was $7,883, $10,015 and $5,728 for the respective fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008. The percentage of the Fund’s aggregate brokerage commissions paid to the affiliated broker-dealer during the most recent fiscal year was 3%. In addition, the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through this affiliated broker-dealer during the most recent fiscal year was 7%.

[4]	The Fund commenced operations on February 29, 2008.
[5]

The increase in brokerage commissions for the fiscal year ended October 31, 2010 from the previous fiscal year reflects a subadviser’s partial repositioning of its portion of the Fund’s portfolio to manage potential style drift that could result from changes to component securities in the benchmark.

[6]	The Fund commenced operations on February 26, 2010.

The table below indicates the total amount of brokerage commissions paid by each Fund to firms that provided research services and the aggregate amount of transactions relating to such commissions for the most recent fiscal year ended October 31, 2010 (unless otherwise noted). The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

Fund Name	Commissions	Aggregate Transactions
Thrivent Aggressive Allocation Fund	$351,979	$304,311,284
Thrivent Moderately Aggressive Allocation Fund	$546,238	$477,339,428
Thrivent Moderate Allocation Fund	$381,273	$330,897,009
Thrivent Moderately Conservative Allocation Fund	$146,622	$134,578,143
Thrivent Real Estate Securities Fund[1]	$13,858	$24,148,841
Thrivent Partner Small Cap Growth Fund	$181,727	$130,045,236
Thrivent Partner Small Cap Value Fund	$117,311	$56,146,694
Thrivent Small Cap Stock Fund	$1,396,211	$928,274,854
Thrivent Mid Cap Growth Fund	$263,576	$252,015,452
Thrivent Partner Mid Cap Value Fund	$192,781	$168,200,094
Thrivent Mid Cap Stock Fund	$1,104,397	$863,159,506
Thrivent Partner Worldwide Allocation Fund	$389,182	$286,753,802
Thrivent Partner International Stock Fund	$1,096,076	$794,428,553
Thrivent Large Cap Growth Fund	$1,408,154	$1,239,642,735
Thrivent Large Cap Value Fund	$946,473	$974,003,318
Thrivent Large Cap Stock Fund	$5,695,141	$5,351,055,352
Thrivent Equity Income Plus Fund[1]	$191,170	$204,767,115
Thrivent Balanced Fund	$459,558	$417,641,505
Thrivent High Yield Fund	$3,512	$4,032,441
Thrivent Diversified Income Plus Fund[1]	$100,594	$109,519,149
Thrivent Municipal Bond Fund	$1,220	$1,220
Thrivent Income Fund	$43,775	$424,488
Thrivent Core Bond Fund	$15,859	$2,067,970
Thrivent Government Bond Fund[2]	$—	$—
Thrivent Limited Maturity Bond Fund	$43,628	$4,119,436
Thrivent Money Market Fund	$—	$—

[1]	For the fiscal year ended December 31, 2010.
[2]	The Fund commenced operations on February 26, 2010.

Portfolio Turnover Rates

The rate of portfolio turnover in the Funds will not be a limiting factor when Thrivent Asset Mgt. or the subadviser deems changes in a Fund’s portfolio appropriate in view of its investment objectives. As a result, while a Fund will not purchase or sell securities solely to achieve short term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

Portfolio Turnover Rates

The following table shows the portfolio turnover rates for the Funds for the last three fiscal years:

Fund	10/31/2010	10/31/2009	10/31/2008
Thrivent Aggressive Allocation Fund[1]	52%	19%	15%
Thrivent Moderately Aggressive Allocation Fund[1]	39%	17%	20%
Thrivent Moderate Allocation Fund	30%	19%	17%
Thrivent Moderately Conservative Allocation Fund	29%	21%	19%
Thrivent Real Estate Securities Fund[2]	18%	20%	49%
Thrivent Partner Small Cap Growth Fund	102%	116%	186%
Thrivent Partner Small Cap Value Fund	17%	14%	35%
Thrivent Small Cap Stock Fund	203%	283%	245%
Thrivent Mid Cap Growth Fund	55%	65%	85%
Thrivent Partner Mid Cap Value Fund	91%	111%	100%
Thrivent Mid Cap Stock Fund	69%	56%	242%
Thrivent Partner Worldwide Allocation Fund[3]	88%	90%	47%
Thrivent Partner International Stock Fund	98%	81%	73%
Thrivent Large Cap Growth Fund	232%	221%	188%
Thrivent Large Cap Value Fund	115%	105%	49%
Thrivent Large Cap Stock Fund	185%	149%	93%
Thrivent Equity Income Plus Fund[2,3]	360%	414%	114%
Thrivent Balanced Fund	219%	264%	176%
Thrivent High Yield Fund	83%	54%	51%
Thrivent Diversified Income Plus Fund[2]	112%	94%	114%
Thrivent Municipal Bond Fund	9%	8%	9%
Thrivent Income Fund	146%	173%	160%
Thrivent Core Bond Fund	307%	409%	344%
Thrivent Government Bond Fund[4]	146%	N/A	N/A
Thrivent Limited Maturity Bond Fund	131%	164%	113%

1	The increase in portfolio turnover for the fiscal year ended October 31, 2010 from the previous fiscal year reflects the Fund’s increasing investment in direct investments, as opposed to investments in underlying mutual funds.
2	For the fiscal years ended December 31, 2010, December 31, 2009, and December 31, 2008.
3	The Fund commenced operations on February 29, 2008.
4	The Fund commenced operations on February 26, 2010.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Initial and subsequent purchases of Fund shares may be made by:

•	check;

•	Federal Reserve or bank wire;

•	telephone;

•	Internet;

•	Automatic Bank Withdrawal Plan; and

•	automatic payroll deduction.

Complete and submit your new account application for each different account registration. If you do not complete the application properly, your purchase may be delayed or rejected.

Automatic Bank Withdrawal Plan

Under the program, funds may be withdrawn from the shareholder’s checking or savings account and invested in the Funds. Thrivent Investment Mgt. representatives will provide shareholders with the necessary authorization forms.

Automatic Payroll Deduction

Under the Automatic Payroll Deduction program, funds may be withdrawn from the payroll account of any eligible shareholder of a Fund and invested in a Fund. To be eligible for this program, the shareholder’s employer must permit and be qualified to conduct automatic payroll deductions. Thrivent Investment Mgt. representatives will provide shareholders with the necessary authorization forms.

Sales Charges

Purchases of Class A Fund shares (other than shares of Thrivent Money Market Fund or Thrivent Limited Maturity Bond Fund) carry either an initial sales charge or, in certain limited cases, a deferred sales charge. This is explained in the section of the Funds’ prospectus relating to such shares entitled “ Class A Shares,” which also lists ways to reduce or avoid sales charges on subsequent purchases.

In addition to the situations described in the prospectus, sales charges are waived when shares are purchased by:

•

directors and regular full-time and regular part-time employees of Thrivent Financial and its subsidiaries and affiliates or their family members that share the same residential address as the director or employee;

•	members of Thrivent Financial’s sales force and their family members that share the same residential address as the sales force member; and

•	any trust, pension, profit-sharing or other benefit plan for such persons.

Thrivent Investment Mgt. may also, from time to time, waive or reduce the initial sales charge on certain Class A shares offered uniformly to the public for specific time periods as specified in the disclosure documents of the applicable Fund (e.g., prospectus or supplement to the prospectus).

Employees

Regular part- and full-time employees of Thrivent Financial are persons who are defined as such by the Thrivent Financial Human Resources Policy Manual.

Restriction on Sale of Shares Purchased

Sales to any of the persons or groups mentioned in this section are made only with the purchaser’s written promise that the shares will not be resold, except through redemption or repurchase by or on behalf of a Fund.

Net Asset Value of Shares

The net asset value per share of each class is determined at the close of each day the New York Stock Exchange is open, or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act.

Net asset value per share is determined by adding the market or appraised value of all portfolio securities and other assets attributable to each class of shares; subtracting liabilities attributable to such class; and dividing the result by the number of shares of such class outstanding.

The market value of each Fund’s portfolio securities is determined at the close of regular trading of the New York Stock Exchange (the “Exchange”) on each day the Exchange is open. The value of portfolio securities is determined in the following manner:

•

Equity securities traded on the Exchange or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at the current bid price considered best to represent value in the circumstances.

•

Equity securities not traded on a national securities exchange are valued at the current bid price considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

•

Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Asset Mgt. may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

•

Bonds and other income securities not traded on a national securities exchange will be valued at the current bid price considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

For all Funds other than the Thrivent Money Market Fund, short-term debt securities are valued at acquisition cost, plus or minus any amortized discount or premium (amortized cost). Other debt securities with maturities of 60 days or less are valued at amortized cost, if appropriate.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Trustees.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees of the Fund.

For purposes of determining the net asset value of shares of a Fund all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market. Foreign securities may also be priced on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Thrivent Money Market Fund

Securities held by Thrivent Money Market Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. Amortized cost approximates market value. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price Thrivent Money Market Fund would receive if it sold the security.

Thrivent Money Market Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and Thrivent Money Market Fund will use its best efforts to do so. However, such maintenance at $1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by Thrivent Money Market Fund and Thrivent Money Market Fund is compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) Thrivent Money Market Fund should have negative net income.

The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

(1)	The Trustees must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from Thrivent Money Market Fund’s net asset value per share under the amortized cost valuation method will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, and the Trustees must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

(2)	In the event such deviation from Thrivent Money Market Fund’s net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Trustees must promptly consider what action should be initiated by them, and when the Trustees believe the extent of any deviation from Thrivent Money Market Fund’s net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Trustees);

(3)	Thrivent Money Market Fund may not purchase any instrument with a remaining maturity greater than 397 calendar days. In addition, the Fund must maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days. When calculating its WAM, the Fund may shorten its maturity by using the interest rate resets of certain adjustable rate securities. Generally, the Fund may not take into account these resets when calculating its WAL;

(4)	Thrivent Money Market Fund must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Trustees determine present minimal credit risks and which are “eligible securities” as defined in Rule 2a-7; and

(5)	Thrivent Money Market Fund must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

Securities in which Thrivent Money Market Fund invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term “Eligible Security” is limited to any security that:

(1) (a) either (i) has received a short-term rating from a designated nationally recognized statistical rating organization (“NRSRO”) or has been issued by an issuer that has received a short-term rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (ii) is subject to a guarantee that has received a short-term rating from a designated NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from a designated NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e. two, if two organizations have issued ratings and one, if only one has issued a rating) in one of the two highest short-term major rating categories; or

(2) is unrated but is of comparable quality to a rated security as described in (1) above, and which at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from any designated NRSRO in the NRSRO’s three highest long-term rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term rating categories.

As indicated in the Prospectus, at least 97% of Thrivent Money Market Fund’s total assets will consist of government securities and “first tier” eligible securities as defined in Rule 2a-7 under the 1940 Act. The balance of Thrivent Money Market Fund's assets will be invested in “second tier” eligible securities as defined in Rule 2a-7. For this purpose, “second tier” eligible securities generally are those which have been rated by at least two designated NRSROs in the second highest rating for short-term obligations (or so rated by one such organization if it alone has rated the security). The Thrivent Money Market Fund may not invest more than one-half of 1% of its total assets in “second tier” eligible securities of any single issuer.

Conversion to Federal Funds

It is Thrivent Money Market Fund’s policy to be as fully invested as possible so that maximum interest may be earned on money market instruments in the Fund’s portfolio. To that end, all payments from investors must be in federal funds or be converted into federal funds when deposited to State Street Bank’s account at the Boston Federal Reserve Bank. This conversion must be made before shares are purchased. State Street Bank will act as the investor’s agent in depositing checks and converting them to federal funds. State Street will convert the funds and enter the investor’s order for shares within two days of receipt of the check.

Redeeming Shares

Shares may be redeemed with requests made:

•	in writing;

•	through telephone or the Internet; or

•	through the systematic withdrawal plan.

All methods of redemption are described in the Funds’ prospectus under “Redeeming Shares.”

TAX STATUS

The Funds’ Tax Status

The Funds expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:

•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

•	invest in securities within certain statutory limits; and

•	distribute at least 90% of its ordinary income to shareholders.

It is each Fund’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

To avoid payment of a 4% excise tax, each Fund is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending October 31.

Shareholders’ Tax Status

Information on a shareholder’s tax status is described in the Fund’s Prospectus under “Taxes.”

Capital Gains

While the Funds do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Thrivent Asset Mgt. believes it to be advisable. Such changes may result in the realization of capital gains. Each Fund distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in December.

DESCRIPTION OF DEBT RATINGS

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by Thrivent Asset Mgt. to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by Thrivent Asset Mgt.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by Thrivent Asset Mgt.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings:	Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i:	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L:	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P:	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi:	Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr:	The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary:	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•    Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•    Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t:	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited:	Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*:	This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c:	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q:	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r:	The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks:	Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and financial statements in the Annual Report of the Funds for the fiscal year ended October 31, 2010 (for all series except Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund, and Thrivent Diversified Income Plus Fund) and December 31, 2010 (for Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund, and Thrivent Diversified Income Plus Fund) are separate reports furnished with this SAI and are incorporated herein by reference.

APPENDIX A

THRIVENT FINANCIAL FOR LUTHERANS and

THRIVENT ASSET MANAGEMENT, LLC

PROXY VOTING PROCESS AND POLICIES SUMMARY

•	RESPONSIBILITY TO VOTE PROXIES

Overview.  Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.  It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Thrivent Financial votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations.  One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and Thrivent Financial reserves the right to vote contrary to management when it believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

•	ADMINISTRATION OF POLICIES AND PROCEDURES

Thrivent Financial’s Brokerage Commission Committee (“Brokerage Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. Annually, the Brokerage Committee reviews the proxy voting policies and procedures. As discussed below, Thrivent Financial portfolio management may, with the approval of the Brokerage Committee, vote proxies other than in accordance with the proxy voting policies and procedures.

•	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Glass, Lewis & Co. (“Glass Lewis”), an expert in the proxy voting area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. While the Brokerage Committee relies upon Glass Lewis research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from Glass Lewis recommendations on general policy issues or specific proxy proposals.

Summary of Thrivent Financial’s Voting Policies

Voting guidelines have been adopted by the Brokerage Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals. The voting guidelines are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues — Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation — Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors — Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues — Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues — In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Thrivent Financial generally abstains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Meeting Notification

Thrivent Financial utilizes Glass Lewis’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. Glass Lewis tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, Glass Lewis procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily in ViewPoint, Glass Lewis’ web-based application. Glass Lewis is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers, executive officers, and directors (or persons holding equivalent positions) of Thrivent Financial and its affiliates may on any particular proxy vote request to diverge from Policies and Procedures. In such cases, the person requesting to diverge from the Policies and Procedures is required to document in writing the rationale for their vote and submit all written documentation to the Brokerage Committee for review and approval. In determining whether to approve any particular request, the Brokerage Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of its clients.

Monitoring and Resolving Conflicts of Interest

The Brokerage Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since the voting guidelines are pre-determined by the Brokerage Committee using recommendations from Glass Lewis.

However, for proxy votes inconsistent with Thrivent Financial guidelines, Investment Operations gathers the documentation with respect to the portfolio manager’s voting rationale and brings it to the Brokerage Committee for review for possible conflicts of interest. The Brokerage Committee assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

Securities Lending

Thrivent Financial will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Thrivent Financial voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Thrivent Financial’s control.

•	REPORTING AND RECORD RETENTION

Proxy statements and solicitation materials received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by Glass Lewis in its capacity as voting agent and are available upon request. Thrivent Financial retains documentation on shares voted differently than the Thrivent Financial voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines and the Brokerage Committee meeting materials. In addition, all SEC filings with regard to proxy voting, such as Form N-PX, will be kept. All proxy voting materials and supporting documentation are retained for five years.

Glass Lewis provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the fund voted with or against company management. Information on how each Thrivent Fund voted proxies during the most recent 12-month period ending June 30 is available at the Thrivent Financial web site or the SEC web site.

Aberdeen U.S. Registered Advisers

Policy on Proxy Voting

Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

The proxy voting policy is a guideline. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

Material conflicts are resolved in the best interest of clients. A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.

When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.

August 2010

Goldman Sachs Asset Management

(“GSAM”)*

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

*	For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC, GS Investment Strategies (Singapore) Pte., the Goldman Sachs Asset Management unit of Goldman Sachs (Asia) L.L.C.; the Goldman Sachs Asset Management unit of Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management Korea Co., Ltd., GSAM Japan, Goldman Sachs & Partners Australia Pty Ltd, Goldman Sachs & Partners New Zealand Limited, Beijing Gao Hua Securities Company Limited, the Goldman Sachs Asset Management unit of the Shanghai representative office of Goldman Sachs (China) L.L.C., Goldman Sachs Asset Management (India) Private Limited, Goldman Sachs (India) Securities Private Limited

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

**	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Mercator Asset Management, L.P. (“MAM”)

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

MAM Proxy Voting Policies:

•

Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary, it may be appropriate for us to engage in active monitoring and communications with the issuer and, if appropriate, a translation service will be used.

•

MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal. If MAM should inadvertently receive voting materials for a client who HAS NOT delegated voting authority to MAM, then MAM would promptly forward all proxy materials to said client. In addition, if for any client account MAM receives notice of legal proceedings involving client securities, including without limitation bankruptcies and class actions, MAM would promptly forward such notices to the client.

•

MAM receives company meeting information and proxy materials from RiskMetrics Group. MAM also refers to RiskMetrics Group International Proxy Voting Guidelines Summary RiskMetrics Group International Proxy Voting Guidelines Summary[1], for informational purposes.

Proxy Voting Procedures:

•

The Research Analyst for each security’s corresponding market is responsible for client proxy voting. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Research Analyst that requires special consideration will be presented to MAM’s investment committee for a decision.

•

MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific RiskMetrics Group recommendation if available, or, if not, then in accordance with the RiskMetrics Group International Proxy Voting Guidelines Summary.

•	Full documentation is kept on each vote cast in every client account and procedures are in place to assure that voting is done in a timely manner.

Proxy Voting Reporting:

Reporting of proxy voting is available to all of our clients upon request.

[1]	RiskMetrics Group International Proxy Voting Guidelines Summary

Principal Global Investors, LLC

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXXI).

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes — particularly those diverging from the judgment of ISS — were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

[1]	The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA — Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with Citi (wrap program administrator), the respective wrap program sponsor, and the Compliance Department in ensuring that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

—	Restrictions for share blocking countries;[2]
—	Casting a vote on a foreign security may require that the adviser engage a translator;
—	Restrictions on foreigners’ ability to exercise votes;
—	Requirements to vote proxies in person;
—	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
—	Untimely notice of shareholder meeting;
—	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

[2]

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•

The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•

The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Client Services and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•

The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision. This policy is disclosed to clients on Schedule F of Form ADV Part II.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE (CANADA), INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price (Canada), Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group (“RMG”), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, RMG maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes RMG’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, RMG’s web-based application.

Vote Determination

Each day, RMG delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors—T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. Finally, we vote for proposals calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities.

Corporate Social Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies—RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed RMG’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

Index and Passively Managed Accounts—Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes—In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan—The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

RECORD RETENTION

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations

and Technology Administration

c/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: June 15, 2009

Victory Capital Management

Proxy Voting Policy

Effective Date: August 18, 2003

Revised Date: December 8, 2009

PROXY VOTING POLICY

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•

principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•

Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s), as applicable, subject to review by an attorney within Victory’s law group and a member of senior management.

•

the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

•	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

•

Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

•

Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

•

Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

•	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

•

Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com. Information on how to obtain voting records can also be found on www.victoryconnect.com.

STATEMENT OF CORPORATE GOVERNANCE

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

PROXY VOTING PROCEDURE

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Proxy’s are presented to the committee through the Corporate Actions Department. Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee. Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on majority votes of committee.

VOTING GUIDELINES

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

CORPORATE GOVERNANCE

Confidential Voting	Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights	Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors
Without Shareholder Approval	Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input. Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments
To By-Laws Or Charters	Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock	Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device. The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock. Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts. However, in certain cases the rights are transferable and Victory may recommend selling. The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’
Right To Call A Special Meeting	Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action
By Written Consent	Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors	Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Corporate Name Change	Generally Approved

A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location
Of Annual Meetings	Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company
Agreements With Advisors	Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies,
Continuation Of Company Management,
Administration or Investment Advisor	Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund
To Open-end Fund	Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders. Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company
Fundamental Investment Restrictions	Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business
As May Properly Come Before The Meeting	Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

BOARD OF DIRECTORS

Required Majority Of Independent Directors	Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards	Review Case-by-Case

Classified boards do provide stability and continuity. However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Election of Management’s Nominees for Directors	Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

Advisory Committee	Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations. Examples of considerations include, but are not limited to, having: a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees
Paid In Stock and Cash	Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

Stock Retention	Generally Opposed

Victory generally opposes proposals requiring the Named Executive Officer’s (“NEO’s) to retain shares acquired through the Company’s compensation plans, including tax-deferred retirement plans, from the time of termination of their employment, through retirement or otherwise.

TAKEOVER DEFENSE AND RELATED ACTIONS

Mergers Or Other Combinations	Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions	Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of
Authorized Common Shares	Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes. However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State
Anti-Takeover Laws	Review Case-by-Case

Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation	Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

COMPENSATION PLAN

Executive Stock Option Plans	Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash-short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options	Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay	Review Case-by-Case

Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans
To Officers And Directors	Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

Advisory Vote on Executive
Compensation	Generally Approved

Victory supports shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers. Victory believes that the advisory vote would allow shareholders a voice in executive compensation practices of a company.

Advisory Vote on Pay Programs	Review Case-by-Case

Victory will evaluate management proposals seeking ratification of a company’s compensation program. The following factors may be considered; excessive practices with respect to perks, severance packages, supplemental executive pension plans, balance of fixed versus performance-driven pay, and the alignment of company performance and executive pay trends over time.

CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

Restructure/Recapitalize	Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock	Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority To Issue Additional Debt	Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances. However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders.

SOCIAL ISSUES

Social Issues In General	Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting	Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions. Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

INTERNATIONAL CORPORATE GOVERNANCE

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies. Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Receiving and/or Approving
Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting. However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

Payment of Final Dividends/
Return of Capital	Generally Approved

Stock dividends are generally approved and in the best long-term economic interest of the shareholders. Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan	Generally Approved

Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests	Review Case-By-Case

Victory will generally support share issuance request with preemptive rights. However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

ADDITIONAL TOPICS

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

MATERIAL CONFLICTS OF INTEREST

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	Document the nature of the conflict and the rationale for the recommended vote

•	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary Key Private Bank’s Chief Fiduciary Officer, or their designee, or consult an internal or external, independent adviser

•	If a member of the Proxy Committee has a conflict (e.g. – family member on board of company) – he/she will not vote (or recluse themselves from voting).

•

Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

GLOSSARY

Blank Check Preferred Stock – A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw – Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter – Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board – A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting – Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance – Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting – Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements – Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail – Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification – Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting – The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill – The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights – pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre-emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy – The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest – Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall – Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement – A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan – A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation – Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock – Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan – A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal – Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan – A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws – In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency — their shareowners.

Street Name / Nominee Name – Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority – Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself — that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report – A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting – Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent – The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

EXECUTIVE COMPENSATION TERMS

At-the-Money Option – An option with exercise price equal to the current market price.

Bonus Shares – Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option – The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision – A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting – A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock – A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan – A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) – A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan – A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price – Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan – A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants – Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s) – Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option – The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option – An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s) – These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s) – Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan – A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option – An option with an exercise price above the current market price.

Performance Shares – Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Performance Units – Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock – An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options – An option whose exercise price is set above fair market value on grant date.

Put Option – The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding – A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options – Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing – An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock – A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) – The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) – A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) – An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right – The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule – A holding period following grant date during which time options may not be exercised.

Volatility – The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) – The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.